UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22954

HIMCO VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices) (Zip code)

Brenda J. Page

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 297-6444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT INDEX FUND

TOKYO
THU MAY

2015 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

In a year marked by volatility and uncertainty, U.S. stocks and bonds were able to deliver modest, yet positive returns in 2015. U.S. stocks (as represented by the S&P500 Index1) returned 1.38% – the seventh straight year of positive returns, while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) returned 0.55%. International stock and bond returns were mixed – with large, diverse, developed markets generally outperforming smaller, more commodity-dependent emerging markets. These international market returns were largely negative after conversion to U.S. dollars, as the U.S. dollar strengthened against many foreign currencies.

Key themes impacting financial markets in 2015 included: a slowdown in expectations for global growth (principally driven by a slowdown and transformation of the Chinese economy), a continued decline in the price of oil and other commodities, the continued strength of the U.S. consumer and a divergence in the economic policies of various governments and their central banks. In 2015, oil prices declined 50% to $30.70 per barrel. The strength of the consumer was reflective of declining unemployment (to a seven year low of 5.0%), home price appreciation and a reduction in gas prices.

As regards economic policy, in December the U.S. Federal Reserve (Fed) raised its target for the federal funds rate – a short-term interest rate that influences all other interest rates in the U.S. economy. This signaled to the market that the near-zero interest rates were no longer needed to stimulate the economy. The U.K. central bank is considering a similar increase in rates; however, the European Central Bank (ECB) and central banks in China and Japan are moving in the opposite direction, pursuing stimulative policies. The relative pace and direction of such policy actions can drive significant performance differences across financial markets.

While several of these themes impacted all markets in a consistent manner, others lead to vastly different performance across market sectors. For example, U.S. stocks and bonds of companies in consumer-oriented sectors generated positive returns, while those of companies in commodity-oriented sectors, such as Energy and Materials generated negative returns. This performance differential was especially pronounced for stock returns.

Looking ahead to 2016, we expect that many of these same themes and uncertainties will continue to influence performance across financial markets. The pace of global growth is uncertain, as are the policy responses of the Fed and other central banks. In addition, geopolitical risks, demographic shifts, the upcoming elections in the U.S., technological and other innovation, as well as idiosyncratic factors will likely weigh on performance.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar,

President, HVIT

[1]	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO VIT Index Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and does not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Index Fund inception 05/01/1987

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment objective – The Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance information for periods prior to October 20, 2014 is that of the Hartford Index HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	10 Years
HIMCO VIT Index Class IA	1.06%	12.21%	7.00%
HIMCO VIT Index Class IB	0.82%	11.94%	6.73%
S&P 500 Index	1.38%	12.57%	7.31%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.*

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

Operating Expenses*	Net	Gross
HIMCO VIT Index Class IA	0.33%	0.38%
HIMCO VIT Index Class IB	0.58%	0.63%

*	As shown in the Fund’s current prospectus dated April 30, 2015. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2016, and shall renew automatically for one-year terms unless Hartford Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

2

HIMCO VIT Index Fund

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index Strategy Risk – The Fund is not actively managed, but instead is designed to match its index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – The Fund’s performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the Index and regulatory requirements may cause the Fund’s performance to diverge from the performance of the index. Tracking error risk may cause the Fund’s performance to be less than expected.

3

HIMCO VIT Index Fund

Manager Discussion

December 31, 2015

Portfolio Manager

Paul Bukowski, CFA

Executive Vice President and Head of Quantitative Equities

Edward Caputo, CFA

Senior Vice President

How did the Fund perform?

The Class IA shares of the HIMCO VIT Index Fund (the “Fund”) returned 1.06% for the 12-month period ending December 31, 2015. The Fund underperformed its benchmark, the S&P 500 Index,1 which returned 1.38%.

Why did the Fund perform this way?

By design, the Fund seeks to mimic the performance of the S&P 500 Index and is expected to perform in line with the index. The performance of the Fund during the period marginally differed from the benchmark, primarily due to trading in futures contracts, index events, minimal cash exposure, and lack of exposure to The Hartford Financial Services Group, Inc. (HIG), an index constituent, until April 30, 2015. Prior to this, the Fund did not purchase shares of HIG.

In the S&P 500 index, five of the 10 sectors (as defined by GICS) posted positive returns, with Consumer Discretionary leading the way, gaining 10.1%. Health Care was next, gaining 6.9%. Energy posted the largest negative returns with -21.1%, followed by Materials at -8.4%.

On a stock level, the leading constituents in the S&P 500 Index for the year were Netflix Inc., which rallied 134.4%, followed by Amazon.Com Inc., which gained 117.8%. Laggards for the period included the energy sector’s Chesapeake Energy Corp., which fell 76.8%, and Consol Energy Inc., which dropped 76.5%.

What is the outlook?

Looking into 2016, we believe equities can achieve positive returns on the back of sales growth and dividends/buybacks, but remain wary of risk to the downside. Particularly, we are cautious on equity fundamentals as we believe that earnings estimates appear poised to move lower, with twice as many sell-side analysts lowering earnings estimates rather than

raising them. In our view, industrial weakness appears to be more than a soft patch and another wave of capital expenditure cuts may have a greater impact.

Possible factors that could indicate we are too bearish include: strong U.S. consumer spending if the gas rebate is seen as permanent (and is spent rather than saved), aggressive policy responses (e.g., a more accommodating U.S. Federal Reserve or large Chinese fiscal spending), or a resurgence in the intensity of merger & acquisition activity. Additional downside risks to our outlook include commodity decreases and realized volatility, heightened geopolitical tensions, global monetary policy, strong wage growth dampening corporate profits, and unexpected weakness in economic indicators.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	9.9
Energy	6.5
Financials	16.6
Health Care	15.1
Industrials	10.0
Information Technology	20.6
Materials	2.7
Telecommunication Services	2.4
Utilities	3.0

Total	99.6%

Short-Term Investments	0.6
Other assets and liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

1.	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

4

HIMCO VIT Index Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3%
	Automobiles & Components - 1.0%
13,604	BorgWarner, Inc.	$588,101
17,035	Delphi Automotive plc	1,460,411
236,991	Ford Motor Co.	3,339,203
86,099	General Motors Co.	2,928,227
16,175	Goodyear Tire & Rubber Co. (The)	528,437
11,754	Harley-Davidson, Inc.	533,514
39,397	Johnson Controls, Inc.	1,555,788

		10,933,681

	Banks - 6.0%
632,942	Bank of America Corp.	10,652,414
47,488	BB&T Corp.	1,795,521
181,084	Citigroup, Inc.	9,371,097
10,642	Comerica, Inc.	445,155
48,319	Fifth Third Bancorp	971,212
48,734	Huntington Bancshares, Inc.	538,998
223,759	JPMorgan Chase & Co.	14,774,807
51,120	KeyCorp	674,273
9,745	M&T Bank Corp.	1,180,899
18,760	People’s United Financial, Inc.	302,974
30,868	PNC Financial Services Group, Inc. (The)	2,942,029
79,421	Regions Financial Corp.	762,441
30,989	SunTrust Banks, Inc.	1,327,569
99,944	US Bancorp	4,264,610
282,536	Wells Fargo & Co.	15,358,657
12,479	Zions Bancorp	340,677

		65,703,333

	Capital Goods - 7.2%
37,431	3M Co.	5,638,606
5,857	Allegion plc	386,093
14,483	AMETEK, Inc.	776,144
38,286	Boeing Co. (The)	5,535,773
35,407	Caterpillar, Inc.	2,406,260
9,995	Cummins, Inc.	879,660
36,226	Danaher Corp.	3,364,671
18,992	Deere & Co.	1,448,520
9,322	Dover Corp.	571,532
28,151	Eaton Corp. plc	1,464,978
39,788	Emerson Electric Co.	1,903,060
17,637	Fastenal Co.	719,942
7,893	Flowserve Corp.	332,137
8,637	Fluor Corp.	407,839
18,067	General Dynamics Corp.	2,481,683
573,674	General Electric Co.	17,869,945
46,854	Honeywell International, Inc.	4,852,669
19,898	Illinois Tool Works, Inc.	1,844,147
15,888	Ingersoll-Rand plc	878,447
7,560	Jacobs Engineering Group, Inc.(2)	317,142
4,772	L-3 Communications Holdings, Inc.	570,302
16,065	Lockheed Martin Corp.	3,488,515
20,479	Masco Corp.	579,556
11,089	Northrop Grumman Corp.	2,093,714
21,388	PACCAR, Inc.	1,013,791
8,279	Parker-Hannifin Corp.	802,897
10,934	Pentair plc	541,561
8,376	Precision Castparts Corp.	1,943,316
9,503	Quanta Services, Inc.(2)	192,436
18,307	Raytheon Co.	2,279,771
8,036	Rockwell Automation, Inc.	824,574
8,013	Rockwell Collins, Inc.	739,600

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Capital Goods - 7.2% - (continued)
6,136	Roper Technologies, Inc.	$1,164,551
3,532	Snap-on, Inc.	605,491
9,112	Stanley Black & Decker, Inc.	972,524
16,548	Textron, Inc.	695,181
5,651	United Rentals, Inc.(2)	409,923
50,154	United Technologies Corp.	4,818,295
3,518	WW Grainger, Inc.	712,712
10,808	Xylem, Inc.	394,492

		78,922,450

	Commercial & Professional Services - 0.7%
10,052	ADT Corp. (The)	331,515
5,284	Cintas Corp.	481,108
2,223	Dun & Bradstreet Corp. (The)	231,036
7,194	Equifax, Inc.	801,196
22,119	Nielsen Holdings plc	1,030,746
11,881	Pitney Bowes, Inc.	245,343
14,625	Republic Services, Inc.	643,354
7,995	Robert Half International, Inc.	376,884
5,152	Stericycle, Inc.(2)	621,331
25,669	Tyco International plc	818,585
9,422	Verisk Analytics, Inc.(2)	724,363
25,265	Waste Management, Inc.	1,348,393

		7,653,854

	Consumer Durables & Apparel - 1.4%
16,952	Coach, Inc.	554,839
19,830	DR Horton, Inc.	635,155
2,487	Fossil Group, Inc.(2)	90,925
7,229	Garmin Ltd.	268,702
23,833	Hanesbrands, Inc.	701,405
4,358	Harman International Industries, Inc.	410,567
6,814	Hasbro, Inc.	458,991
8,118	Leggett & Platt, Inc.	341,118
10,896	Lennar Corp., Class A	532,923
20,747	Mattel, Inc.	563,696
11,203	Michael Kors Holdings Ltd.(2)	448,792
3,866	Mohawk Industries, Inc.(2)	732,182
16,287	Newell Rubbermaid, Inc.	717,931
82,030	NIKE, Inc., Class B	5,126,875
19,012	PulteGroup, Inc.	338,794
5,054	PVH Corp.	372,227
3,534	Ralph Lauren Corp.	393,970
10,963	Under Armour, Inc., Class A(2)	883,728
20,751	VF Corp.	1,291,750
4,770	Whirlpool Corp.	700,570

		15,565,140

	Consumer Services - 1.9%
27,986	Carnival Corp.	1,524,677
1,898	Chipotle Mexican Grill, Inc.(2)	910,755
6,975	Darden Restaurants, Inc.	443,889
14,292	H&R Block, Inc.	476,067
11,734	Marriott International, Inc., Class A	786,647
55,818	McDonald’s Corp.	6,594,339
10,451	Royal Caribbean Cruises Ltd.	1,057,746
90,219	Starbucks Corp.	5,415,847
10,200	Starwood Hotels & Resorts Worldwide, Inc.	706,656
7,016	Wyndham Worldwide Corp.	509,712
4,965	Wynn Resorts Ltd.	343,528

The accompanying Notes are an integral part of these financial statements.

5

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Consumer Services - 1.9% - (continued)
26,266	Yum! Brands, Inc.	$1,918,731

		20,688,594

	Diversified Financials - 4.9%
3,295	Affiliated Managers Group, Inc.(2)	526,409
50,859	American Express Co.	3,537,243
10,590	Ameriprise Financial, Inc.	1,126,988
66,438	Bank of New York Mellon Corp. (The)	2,738,574
113,879	Berkshire Hathaway, Inc., Class B(2)	15,036,583
7,676	BlackRock, Inc.	2,613,832
32,343	Capital One Financial Corp.	2,334,518
72,909	Charles Schwab Corp. (The)	2,400,893
20,577	CME Group, Inc.	1,864,276
25,995	Discover Financial Services	1,393,852
17,949	E*TRADE Financial Corp.(2)	532,008
23,059	Franklin Resources, Inc.	849,032
24,113	Goldman Sachs Group, Inc. (The)	4,345,886
7,203	Intercontinental Exchange, Inc.	1,845,841
25,758	Invesco Ltd.	862,378
6,422	Legg Mason, Inc.	251,935
19,965	Leucadia National Corp.	347,191
16,435	McGraw Hill Financial, Inc.	1,620,162
10,461	Moody’s Corp.	1,049,657
91,808	Morgan Stanley	2,920,413
6,997	NASDAQ, Inc.	407,016
21,966	Navient Corp.	251,511
13,190	Northern Trust Corp.	950,867
24,534	State Street Corp.	1,628,076
50,778	Synchrony Financial(2)	1,544,159
15,277	T Rowe Price Group, Inc.	1,092,153

		54,071,453

	Energy - 6.5%
30,930	Anadarko Petroleum Corp.	1,502,579
23,009	Apache Corp.	1,023,210
26,534	Baker Hughes, Inc.	1,224,544
25,073	Cabot Oil & Gas Corp.	443,541
11,652	Cameron International Corp.(2)	736,406
31,817	Chesapeake Energy Corp.	143,177
114,412	Chevron Corp.	10,292,504
5,737	Cimarex Energy Co.	512,773
23,785	Columbia Pipeline Group, Inc.	475,700
74,884	ConocoPhillips	3,496,334
14,164	CONSOL Energy, Inc.	111,896
23,515	Devon Energy Corp.	752,480
3,989	Diamond Offshore Drilling, Inc.	84,168
14,402	Ensco plc, Class A	221,647
33,441	EOG Resources, Inc.	2,367,288
9,240	EQT Corp.	481,681
253,064	Exxon Mobil Corp.	19,726,339
13,689	FMC Technologies, Inc.(2)	397,118
52,037	Halliburton Co.	1,771,339
6,589	Helmerich & Payne, Inc.	352,841
14,459	Hess Corp.	700,972
111,274	Kinder Morgan, Inc.	1,660,208
41,161	Marathon Oil Corp.	518,217
32,405	Marathon Petroleum Corp.	1,679,875
9,492	Murphy Oil Corp.	213,095
22,878	National Oilwell Varco, Inc.	766,184
9,963	Newfield Exploration Co.(2)	324,395
25,876	Noble Energy, Inc.	852,097

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Energy - 6.5% - (continued)
46,365	Occidental Petroleum Corp.	$3,134,738
12,798	ONEOK, Inc.	315,599
28,864	Phillips 66	2,361,075
9,092	Pioneer Natural Resources Co.	1,139,955
10,395	Range Resources Corp.	255,821
76,673	Schlumberger Ltd.	5,347,942
23,669	Southwestern Energy Co.(2)	168,287
40,873	Spectra Energy Corp.	978,500
7,321	Tesoro Corp.	771,414
20,880	Transocean Ltd.	258,494
29,274	Valero Energy Corp.	2,069,965
41,543	Williams Cos., Inc. (The)	1,067,655

		70,702,053

	Food & Staples Retailing - 2.3%
26,589	Costco Wholesale Corp.	4,294,123
67,310	CVS Health Corp.	6,580,899
59,171	Kroger Co. (The)	2,475,123
31,994	Sysco Corp.	1,311,754
95,372	Wal-Mart Stores, Inc.	5,846,304
52,948	Walgreens Boots Allliance, Inc.	4,508,787
20,763	Whole Foods Market, Inc.	695,560

		25,712,550

	Food, Beverage & Tobacco - 5.6%
119,175	Altria Group, Inc.	6,937,177
36,285	Archer-Daniels-Midland Co.	1,330,934
6,181	Brown-Forman Corp., Class B	613,650
10,923	Campbell Soup Co.	574,004
237,915	Coca-Cola Co. (The)	10,220,829
12,589	Coca-Cola Enterprises, Inc.	619,882
26,315	ConAgra Foods, Inc.	1,109,440
10,556	Constellation Brands, Inc., Class A	1,503,597
11,485	Dr Pepper Snapple Group, Inc.	1,070,402
36,302	General Mills, Inc.	2,093,173
8,741	Hershey Co. (The)	780,309
8,177	Hormel Foods Corp.	646,637
7,286	JM Smucker Co. (The)	898,655
15,514	Kellogg Co.	1,121,197
7,065	Keurig Green Mountain, Inc.	635,709
36,195	Kraft Heinz Co. (The)	2,633,548
7,040	McCormick & Co., Inc.	602,342
11,992	Mead Johnson Nutrition Co.	946,768
9,623	Molson Coors Brewing Co., Class B	903,792
96,599	Mondelez International, Inc., Class A	4,331,499
9,120	Monster Beverage Corp.(2)	1,358,515
88,553	PepsiCo, Inc.	8,848,216
94,175	Philip Morris International, Inc.	8,278,924
50,499	Reynolds American, Inc.	2,330,529
17,976	Tyson Foods, Inc., Class A	958,660

		61,348,388

	Health Care Equipment & Services - 5.0%
90,773	Abbott Laboratories	4,076,615
21,233	Aetna, Inc.	2,295,712
11,879	AmerisourceBergen Corp.	1,231,971
15,854	Anthem, Inc.	2,210,682
33,238	Baxter International, Inc.	1,268,030
12,811	Becton Dickinson and Co.	1,974,047
81,864	Boston Scientific Corp.(2)	1,509,572
19,946	Cardinal Health, Inc.	1,780,579
18,513	Cerner Corp.(2)	1,113,927

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Health Care Equipment & Services - 5.0% - (continued)
15,685	Cigna Corp.	$2,295,186
4,515	CR Bard, Inc.	855,322
10,138	DaVita HealthCare Partners, Inc.(2)	706,720
8,475	DENTSPLY International, Inc.	515,704
13,102	Edwards Lifesciences Corp.(2)	1,034,796
41,162	Express Scripts Holding Co.(2)	3,597,970
19,083	HCA Holdings, Inc.(2)	1,290,583
5,003	Henry Schein, Inc.(2)	791,425
9,024	Humana, Inc.	1,610,874
2,275	Intuitive Surgical, Inc.(2)	1,242,514
6,117	Laboratory Corp. of America Holdings(2)	756,306
13,989	McKesson Corp.	2,759,051
85,470	Medtronic plc	6,574,352
5,094	Patterson Cos., Inc.	230,300
8,713	Quest Diagnostics, Inc.	619,843
17,164	St Jude Medical, Inc.	1,060,220
19,153	Stryker Corp.	1,780,080
6,118	Tenet Healthcare Corp.(2)	185,375
57,931	UnitedHealth Group, Inc.	6,815,003
5,573	Universal Health Services, Inc., Class B	665,918
5,900	Varian Medical Systems, Inc.(2)	476,720
10,407	Zimmer Biomet Holdings, Inc.	1,067,654

		54,393,051

	Household & Personal Products - 2.0%
7,764	Church & Dwight Co., Inc.	659,008
7,838	Clorox Co. (The)	994,094
54,532	Colgate-Palmolive Co.	3,632,922
13,538	Estee Lauder Cos., Inc. (The), Class A	1,192,156
22,069	Kimberly-Clark Corp.	2,809,384
165,379	Procter & Gamble Co. (The)	13,132,746

		22,420,310

	Insurance - 2.7%
19,726	ACE Ltd.	2,304,983
25,953	Aflac, Inc.	1,554,585
23,559	Allstate Corp. (The)	1,462,778
75,193	American International Group, Inc.	4,659,710
16,659	Aon plc	1,536,126
3,947	Assurant, Inc.	317,891
13,829	Chubb Corp. (The)	1,834,279
8,957	Cincinnati Financial Corp.	529,986
24,914	Hartford Financial Services Group, Inc. (The)(3)	1,082,762
15,058	Lincoln National Corp.	756,815
17,058	Loews Corp.	655,027
31,724	Marsh & McLennan Cos., Inc.	1,759,096
67,580	MetLife, Inc.	3,258,032
16,450	Principal Financial Group, Inc.	739,921
35,362	Progressive Corp. (The)	1,124,512
27,299	Prudential Financial, Inc.	2,222,412
6,928	Torchmark Corp.	396,004
18,496	Travelers Cos., Inc. (The)	2,087,458
14,633	Unum Group	487,133
18,094	XL Group plc	708,923

		29,478,433

	Materials - 2.7%
11,790	Air Products & Chemicals, Inc.	1,533,997
3,945	Airgas, Inc.	545,672
79,604	Alcoa, Inc.	785,691
5,588	Avery Dennison Corp.	350,144

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Materials - 2.7% - (continued)
8,230	Ball Corp.	$598,568
14,157	CF Industries Holdings, Inc.	577,747
68,362	Dow Chemical Co. (The)	3,519,276
9,029	Eastman Chemical Co.	609,548
16,185	Ecolab, Inc.	1,851,240
53,280	EI du Pont de Nemours & Co.	3,548,448
8,165	FMC Corp.	319,496
70,636	Freeport-McMoRan, Inc.	478,206
4,890	International Flavors & Fragrances, Inc.	585,040
25,165	International Paper Co.	948,721
21,860	LyondellBasell Industries N.V., Class A	1,899,634
3,995	Martin Marietta Materials, Inc.	545,637
26,682	Monsanto Co.	2,628,711
20,482	Mosaic Co. (The)	565,098
32,099	Newmont Mining Corp.	577,461
19,446	Nucor Corp.	783,674
9,896	Owens-Illinois, Inc.(2)	172,388
16,375	PPG Industries, Inc.	1,618,177
17,325	Praxair, Inc.	1,774,080
12,021	Sealed Air Corp.	536,137
4,788	Sherwin-Williams Co. (The)	1,242,965
8,107	Vulcan Materials Co.	769,922
15,647	WestRock Co.	713,816

		30,079,494

	Media - 3.0%
13,604	Cablevision Systems Corp., Class A	433,968
26,386	CBS Corp., Class B	1,243,572
148,440	Comcast Corp., Class A	8,376,469
9,122	Discovery Communications, Inc., Class A(2)	243,375
15,629	Discovery Communications, Inc., Class C(2)	394,163
24,427	Interpublic Group of Cos., Inc. (The)	568,660
23,302	News Corp., Class A	311,315
6,621	News Corp., Class B	92,429
14,655	Omnicom Group, Inc.	1,108,797
5,756	Scripps Networks Interactive, Inc., Class A	317,789
13,432	TEGNA, Inc.	342,785
17,235	Time Warner Cable, Inc.	3,198,644
48,606	Time Warner, Inc.	3,143,350
71,181	Twenty-First Century Fox, Inc., Class A	1,933,276
26,226	Twenty-First Century Fox, Inc., Class B	714,134
21,156	Viacom, Inc., Class B	870,781
92,455	Walt Disney Co. (The)	9,715,171

		33,008,678

	Pharmaceuticals, Biotechnology & Life Sciences - 10.1%
99,378	AbbVie, Inc.	5,887,153
20,160	Agilent Technologies, Inc.	842,890
13,699	Alexion Pharmaceuticals, Inc.(2)	2,613,084
23,974	Allergan plc(2)	7,491,875
45,856	Amgen, Inc.	7,443,804
32,984	Baxalta, Inc.	1,287,366
13,538	Biogen, Inc.(2)	4,147,366
101,402	Bristol-Myers Squibb Co.	6,975,444
47,761	Celgene Corp.(2)	5,719,857
59,287	Eli Lilly & Co.	4,995,523
12,667	Endo International plc(2)	775,474
87,609	Gilead Sciences, Inc.	8,865,155

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.1% - (continued)
8,901	Illumina, Inc.(2)	$1,708,502
168,195	Johnson & Johnson	17,276,990
7,039	Mallinckrodt plc(2)	525,321
169,814	Merck & Co., Inc.	8,969,575
25,146	Mylan N.V.(2)	1,359,644
6,721	PerkinElmer, Inc.	360,044
8,909	Perrigo Co. plc	1,289,132
375,241	Pfizer, Inc.	12,112,780
4,729	Regeneron Pharmaceuticals, Inc.(2)	2,567,232
24,270	Thermo Fisher Scientific, Inc.	3,442,700
14,900	Vertex Pharmaceuticals, Inc.(2)	1,874,867
4,999	Waters Corp.(2)	672,765
27,729	Zoetis, Inc.	1,328,774

		110,533,317

	Real Estate - 2.7%
25,781	American Tower Corp., REIT	2,499,468
9,552	Apartment Investment & Management Co., Class A, REIT	382,367
8,323	AvalonBay Communities, Inc., REIT	1,532,514
9,357	Boston Properties, Inc., REIT	1,193,392
17,607	CBRE Group, Inc., Class A, REIT(2)	608,850
20,334	Crown Castle International Corp., REIT	1,757,874
3,769	Equinix, Inc., REIT	1,139,746
22,185	Equity Residential, REIT	1,810,074
4,003	Essex Property Trust, Inc., REIT	958,358
35,185	General Growth Properties, Inc., REIT	957,384
28,181	HCP, Inc., REIT	1,077,641
45,677	Host Hotels & Resorts, Inc., REIT	700,685
11,726	Iron Mountain, Inc., REIT	316,719
25,105	Kimco Realty Corp., REIT	664,278
8,176	Macerich Co. (The), REIT	659,721
10,466	Plum Creek Timber Co., Inc., REIT	499,438
31,934	Prologis, Inc., REIT	1,370,607
8,958	Public Storage, REIT	2,218,897
15,181	Realty Income Corp., REIT	783,795
18,787	Simon Property Group, Inc., REIT	3,652,944
6,057	SL Green Realty Corp., REIT	684,320
20,264	Ventas, Inc., REIT	1,143,498
10,794	Vornado Realty Trust, REIT	1,078,968
21,446	Welltower, Inc., REIT	1,458,971
30,970	Weyerhaeuser Co., REIT	928,481

		30,078,990

	Retailing - 5.5%
4,453	Advance Auto Parts, Inc.	670,221
23,374	Amazon.com, Inc.(2)	15,798,253
4,600	AutoNation, Inc.(2)	274,436
1,855	AutoZone, Inc.(2)	1,376,243
10,173	Bed Bath & Beyond, Inc.(2)	490,847
18,142	Best Buy Co., Inc.	552,424
12,332	CarMax, Inc.(2)	665,558
17,701	Dollar General Corp.	1,272,171
14,299	Dollar Tree, Inc.(2)	1,104,169
7,077	Expedia, Inc.	879,671
6,512	GameStop Corp., Class A	182,596
13,969	Gap, Inc. (The)	345,034
9,100	Genuine Parts Co.	781,599
77,075	Home Depot, Inc. (The)	10,193,169
11,559	Kohl’s Corp.	550,555

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Retailing - 5.5% - (continued)
15,490	L Brands, Inc.	$1,484,252
55,637	Lowe’s Cos., Inc.	4,230,637
18,955	Macy’s, Inc.	663,046
25,947	Netflix, Inc.(2)	2,967,818
8,291	Nordstrom, Inc.	412,975
5,999	O’Reilly Automotive, Inc.(2)	1,520,267
3,027	Priceline Group, Inc. (The)(2)	3,859,274
24,635	Ross Stores, Inc.	1,325,609
4,837	Signet Jewelers Ltd.	598,289
39,426	Staples, Inc.	373,364
37,461	Target Corp.	2,720,043
6,729	Tiffany & Co.	513,355
40,711	TJX Cos., Inc. (The)	2,886,817
8,134	Tractor Supply Co.	695,457
6,852	TripAdvisor, Inc.(2)	584,133
5,257	Urban Outfitters, Inc.(2)	119,597

		60,091,879

	Semiconductors & Semiconductor Equipment - 2.5%
18,925	Analog Devices, Inc.	1,046,931
69,911	Applied Materials, Inc.	1,305,238
15,942	Avago Technologies Ltd.	2,313,981
34,060	Broadcom Corp., Class A	1,969,349
4,656	First Solar, Inc.(2)	307,249
286,876	Intel Corp.	9,882,878
9,407	KLA-Tencor Corp.	652,376
9,619	Lam Research Corp.	763,941
14,566	Linear Technology Corp.	618,618
12,375	Microchip Technology, Inc.	575,933
66,343	Micron Technology, Inc.(2)	939,417
31,189	NVIDIA Corp.	1,027,990
8,649	Qorvo, Inc.(2)	440,234
11,613	Skyworks Solutions, Inc.	892,227
61,679	Texas Instruments, Inc.	3,380,626
15,502	Xilinx, Inc.	728,129

		26,845,117

	Software & Services - 12.3%
38,026	Accenture plc, Class A	3,973,717
30,657	Activision Blizzard, Inc.	1,186,733
30,320	Adobe Systems, Inc.(2)	2,848,261
10,848	Akamai Technologies, Inc.(2)	570,930
3,704	Alliance Data Systems Corp.(2)	1,024,415
17,710	Alphabet, Inc., Class A(2)	13,778,557
18,063	Alphabet, Inc., Class C(2)	13,707,650
13,768	Autodesk, Inc.(2)	838,884
28,049	Automatic Data Processing, Inc.	2,376,311
18,811	CA, Inc.	537,242
9,361	Citrix Systems, Inc.(2)	708,160
36,956	Cognizant Technology Solutions Corp., Class A(2)	2,218,099
8,396	CSRA, Inc.	251,880
67,170	eBay, Inc.(2)	1,845,832
18,843	Electronic Arts, Inc.(2)	1,294,891
138,022	Facebook, Inc., Class A(2)	14,445,383
16,879	Fidelity National Information Services, Inc.	1,022,867
13,905	Fiserv, Inc.(2)	1,271,751
54,258	International Business Machines Corp.	7,466,986
16,058	Intuit, Inc.	1,549,597
60,198	MasterCard, Inc., Class A	5,860,877

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Software & Services - 12.3% - (continued)
485,580	Microsoft Corp.	$26,939,979
194,625	Oracle Corp.	7,109,651
19,593	Paychex, Inc.	1,036,274
67,557	PayPal Holdings, Inc.(2)	2,445,563
11,172	Red Hat, Inc.(2)	925,153
37,948	salesforce.com, Inc.(2)	2,975,123
41,097	Symantec Corp.	863,037
8,190	Teradata Corp.(2)	216,380
10,265	Total System Services, Inc.	511,197
5,976	VeriSign, Inc.(2)	522,063
118,320	Visa, Inc., Class A	9,175,716
30,446	Western Union Co. (The)	545,288
57,769	Xerox Corp.	614,085
52,746	Yahoo!, Inc.(2)	1,754,332

		134,412,864

	Technology Hardware & Equipment - 5.8%
18,628	Amphenol Corp., Class A	972,940
338,926	Apple, Inc.	35,675,351
308,627	Cisco Systems, Inc.	8,380,766
71,986	Corning, Inc.	1,315,904
117,897	EMC Corp.	3,027,595
4,237	F5 Networks, Inc.(2)	410,820
8,254	FLIR Systems, Inc.	231,690
7,535	Harris Corp.	654,791
109,300	Hewlett Packard Enterprise Co.	1,661,360
110,033	HP, Inc.	1,302,791
21,485	Juniper Networks, Inc.	592,986
9,775	Motorola Solutions, Inc.	669,099
17,823	NetApp, Inc.	472,844
91,399	QUALCOMM, Inc.	4,568,579
12,206	SanDisk Corp.	927,534
18,024	Seagate Technology plc	660,760
23,509	TE Connectivity Ltd.	1,518,916
14,025	Western Digital Corp.	842,201

		63,886,927

	Telecommunication Services - 2.4%
373,961	AT&T, Inc.	12,867,998
33,399	CenturyLink, Inc.	840,319
71,376	Frontier Communications Corp.	333,326
17,550	Level 3 Communications, Inc.(2)	954,018
247,337	Verizon Communications, Inc.	11,431,916

		26,427,577

	Transportation - 2.1%
38,386	American Airlines Group, Inc.	1,625,647
8,779	CH Robinson Worldwide, Inc.	544,474
59,296	CSX Corp.	1,538,731
47,800	Delta Air Lines, Inc.	2,422,982
11,244	Expeditors International of Washington, Inc.	507,104
15,925	FedEx Corp.	2,372,666
5,470	JB Hunt Transport Services, Inc.	401,279
6,556	Kansas City Southern	489,537
18,157	Norfolk Southern Corp.	1,535,901
3,284	Ryder System, Inc.	186,630
39,524	Southwest Airlines Co.	1,701,903
51,929	Union Pacific Corp.	4,060,848
22,660	United Continental Holdings, Inc.(2)	1,298,418
42,324	United Parcel Service, Inc., Class B	4,072,838

		22,758,958

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 99.3% - (continued)
	Utilities - 3.0%
40,615	AES Corp.	$388,685
7,351	AGL Resources, Inc.	469,067
14,739	Ameren Corp.	637,167
29,878	American Electric Power Co., Inc.	1,740,991
25,724	CenterPoint Energy, Inc.	472,293
16,796	CMS Energy Corp.	606,000
17,848	Consolidated Edison, Inc.	1,147,091
36,192	Dominion Resources, Inc.	2,448,027
10,928	DTE Energy Co.	876,316
41,761	Duke Energy Corp.	2,981,318
19,847	Edison International	1,175,141
10,751	Entergy Corp.	734,938
19,324	Eversource Energy	986,877
55,994	Exelon Corp.	1,554,953
25,704	FirstEnergy Corp.	815,588
28,028	NextEra Energy, Inc.	2,911,829
19,421	NiSource, Inc.	378,904
19,145	NRG Energy, Inc.	225,337
15,505	Pepco Holdings, Inc.	403,285
29,794	PG&E Corp.	1,584,743
6,781	Pinnacle West Capital Corp.	437,239
40,802	PPL Corp.	1,392,572
30,813	Public Service Enterprise Group, Inc.	1,192,155
8,661	SCANA Corp.	523,904
14,342	Sempra Energy	1,348,291
55,330	Southern Co. (The)	2,588,891
14,391	TECO Energy, Inc.	383,520
19,231	WEC Energy Group, Inc.	986,742
30,902	Xcel Energy, Inc.	1,109,691

		32,501,555

	Total Common Stocks (cost $631,507,683)	1,088,218,646

EXCHANGE-TRADED FUND - 0.3%
	Diversified Financial Services - 0.3%
18,720	Vanguard S&P 500 ETF	3,499,330

	Total Exchange-Traded Funds (cost $3,452,698)	3,499,330

	Total Long-Term Investments (cost $634,960,381)	1,091,717,976

SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	RBC Capital Markets LLC TriParty Repurchase Agreement (maturing on 01/04/2016 in the amount of $5,868,156, collateralized by U.S. Treasury Note 2.13%, 2022, value of $5,985,409)
$ 5,868,000	0.24%, dated 12/31/2015	5,868,000

	Total Short-Term investments (cost $5,868,000)	5,868,000

Total Investments (cost $640,828,381)(4)	100.2%	$1,097,585,976
Other Assets and Liabilities	(0.2)%	(1,662,094)

Net Assets	100.0%	$1,095,923,882

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Index Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the year ended December 31, 2015 is as follows:

Company	Beginning Value At January 1, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Ending Value At December 31, 2015
Hartford Financial Services Group, Inc. (The)	$—	$1,108,591	$100,441	$7,718	$10,369	$1,082,762

Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc.

(4)	At December 31, 2015, the cost of securities for federal income tax purposes was $676,574,815, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$445,891,044
Unrealized Depreciation	(24,879,883)

Net Unrealized Appreciation	$421,011,161

Futures Contracts Outstanding at December 31, 2015

Description	Number of Contracts	Expiration Date	Aggregate Cost	Market Value	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini)	74	03/18/2016	$7,473,333	$7,530,996	$57,663

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poor’s

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Index Fund

Schedule of Investments – (concluded)

December 31, 2015

Investment Valuation Hierarchy Level Summary at December 31, 2015

Description	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets:
Common Stocks(2)	$1,088,218,646	$1,088,218,646	$—	$—
Exchange-Traded Funds	3,499,330	3,499,330	—	—
Short-Term Investments	5,868,000	—	5,868,000	—

Total	$1,097,585,976	$1,091,717,976	$5,868,000	$—

Futures(3)	$57,663	$57,663	$—	$—

Total	$57,663	$57,663	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between any levels.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Index Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in unaffiliated securities, at market value (cost $639,812,513)	$1,096,503,214
Investments in affiliated securities, at market value (cost $1,015,868)	1,082,762
Cash(1)	512,812
Receivables:
Investment securities sold	577,982
Fund shares sold	54,760
Dividends and interest	1,465,262
Other assets	227,586

Total assets	1,100,424,378

Liabilities:
Payables:
Investment securities purchased	140,131
Fund shares redeemed	3,384,626
Investment management fees	282,758
Variation margin on financial derivative instruments	72,442
Distribution fees	89,605
Trustees fees	22,704
Accrued expenses	508,230

Total liabilities	4,500,496

Net assets	$1,095,923,882

Summary of Net Assets:
Capital stock and paid-in-capital	$578,700,512
Undistributed net investment income	22,511,883
Accumulated net realized gain	37,896,229
Unrealized appreciation of investments	456,815,258

Net assets	$1,095,923,882

Class IA: Net asset value per share	$40.92

Shares Outstanding	16,641,034

Net Assets	$680,973,605

Class IB: Net asset value per share	$40.57

Shares Outstanding	10,226,896

Net Assets	$414,950,277

(1)	Cash of $510,000 was pledged as collateral for open futures contracts as of December 31, 2015.

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Index Fund

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from unaffiliated securities	$25,924,957
Dividends from affiliates	10,369
Interest	1,799
Less: Foreign tax withheld	(1,795)
Other Income	365,589

Total investment income, net	26,300,919

Expenses:
Investment management fees	3,503,987
Transfer agent fees	15,210
Distribution fees - Class IB	1,110,893
Custodian fees	31,913
Accounting service fees	407,897
Trustee fees	174,880
Audit fees	130,661
Printing fees	95,093
Legal fees	316,210
Insurance fees	76,260
Other expenses	210,245

Total expenses (before waivers)	6,073,249

Total waivers	(1,107,970)

Total expenses	4,965,279

Net Investment Income	21,335,640

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments from unaffiliates	75,393,919
Net realized gain on investments from affiliates	7,718
Net realized gain on futures	398,194

Net Realized Gain on Investments and Other Financial Instruments	75,799,831

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(83,956,655)
Net unrealized appreciation of futures contracts	8,991

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(83,947,664)

Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(8,147,833)

Net Increase in Net Assets Resulting from Operations	$13,187,807

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$21,335,640	$19,641,665
Net realized gain on investments and other financial instruments	75,799,831	45,843,984
Net unrealized appreciation (depreciation) of investments and other financial instruments	(83,947,664)	83,563,385

Net Increase in Net Assets Resulting from Operations	13,187,807	149,049,034

Distributions to Shareholders:
From net investment income
Class IA	(2,517,100)	(10,493,733)
Class IB	(1,553,144)	(5,612,447)

Total distributions from net investment income	(4,070,244)	(16,106,180)

From net realized gain on investments
Class IA	(8,416,603)	(32,453,081)
Class IB	(5,193,354)	(19,873,215)

Total distributions from net realized gain on investments	(13,609,957)	(52,326,296)

Total distributions	(17,680,201)	(68,432,476)

Capital Share Transactions:
Class IA
Sold	27,242,094	28,800,028
Issued on reinvestment of distributions	10,933,703	42,946,814
Redeemed	(115,679,961)	(126,111,461)

Total capital share transactions	(77,504,164)	(54,364,619)

Class IB
Sold	25,566,357	59,747,881
Issued on reinvestment of distributions	6,746,498	25,485,662
Redeemed	(82,627,636)	(60,237,522)

Total capital share transactions	(50,314,781)	24,996,021

Net decrease from capital share transactions	(127,818,945)	(29,368,598)

Net Increase (Decrease) in Net Assets	(132,311,339)	51,247,960

Net Assets:
Beginning of period	1,228,235,221	1,176,987,261

End of period	$1,095,923,882	$1,228,235,221

Undistributed net investment income	$22,511,883	$4,598,751

Shares:
Class IA
Sold	667,115	718,762
Issued on reinvestment of distributions	261,572	1,121,090
Redeemed	(2,795,357)	(3,150,411)

Total share activity	(1,866,670)	(1,310,559)

Class IB
Sold	635,100	1,512,641
Issued on reinvestment of distributions	162,606	668,764
Redeemed	(2,010,539)	(1,514,157)

Total share activity	(1,212,833)	667,248

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT Index Fund

Notes to Financial Statements

December 31, 2015

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Index Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Index HLS Fund”). The reorganization of the Hartford Index HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Index HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares for each class.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The NAV for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the scheduled close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees (“Board of Trustees”).

15

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Prior to January 23, 2015, short-term investments maturing in 60 days or less were generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money and within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

17

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2015.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)

Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by

18

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2015.

Additional Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures(1)	$—	$—	$—	$57,663	$—	$—	$57,663

Total	$—	$—	$—	$57,663	$—	$—	$57,663

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2015.

The Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$398,194	$—	$—	$398,194

Total	$—	$—	$—	$398,194	$—	$—	$398,194

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$8,991	$—	$—	$8,991

Total	$—	$—	$—	$8,991	$—	$—	$8,991

The derivatives held by the Fund as of December 31, 2015 are not subject to a master netting arrangement; therefore, no balance sheet offsetting disclosure is presented.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

19

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to REITs, certain derivatives and corporate actions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Ordinary Income	$4,413,528	$16,474,848
Long-Term Capital Gains(1)	13,266,673	51,957,628

(1)	The Fund designates these distributions as capital gain dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2015, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$22,876,327
Undistributed Long-Term Capital Gain	73,335,882
Unrealized Appreciation (Depreciation)(1)	421,011,161

Total Accumulated Earnings (Deficit)	$517,223,370

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, and adjustments related to REITs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as REITS and corporate actions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2015, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$1
Undistributed Net Investment Income	647,736
Accumulated Net Realized Loss	(647,737)

20

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2015.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2015. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management’) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2015; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses of the Fund as follows; 0.33% for Class IA and 0.58% for Class IB. This contractual arrangement will remain in effect until April 30, 2016 and shall renew automatically for one-year terms, unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

21

HIMCO VIT Index Fund

Notes to Financial Statements – (continued)

December 31, 2015

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the compensation of the Fund’s CCO was allocated to each operational investment company in the Trust and is included in the Trustee fees. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$94,985,192
Sales Proceeds Excluding U.S. Government Obligations	211,469,473

9.	Fund Merger:

Reorganization of Hartford Index HLS Fund (the “Index Fund”) into the Fund: At a meeting held on May 6, 2014, the Board of Directors of the Index Fund approved on behalf of the Index Fund, the reorganization of the Index Fund, with and into the HIMCO VIT Index Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Index Fund were acquired by the Fund immediately before the opening of business on October 20, 2014. The Fund acquired the assets and liabilities of the Index Fund in exchange for shares in the Fund, which were distributed pro rata by the Index Fund to shareholders, in complete liquidation of the Index Fund.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Index Fund on October 17, 2014*	Net assets of Fund immediately before merger	Net assets of Fund immediately after merger	Index Fund shares exchanged	Fund shares issued to the Index Fund’s shareholders
Class IA	$712,657,995	$—	$712,657,995	$18,988,078	$18,988,078
Class IB	436,595,132	—	436,595,132	11,695,541	11,695,541

Total	$1,149,253,127	$—	$1,149,253,127	$30,683,619	$30,683,619

*	Final day of operations prior to merger.

22

HIMCO VIT Index Fund

Notes to Financial Statements – (concluded)

December 31, 2015

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

	Net Investment Income	Net Realized and Unrealized gain on investments	Net Realized and Unrealized gain on investments
The Fund	$19,641,665	$129,407,369	$149,049,034

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Index Fund that have been included in the Statement of Operations since October 20, 2014.

10.	Pending Legal Proceedings:

On June 2, 2011, a complaint was filed against Hartford Investment Management Company in the United States District Court of Connecticut (Deutsche Bank Trust Company Americas v. Aetna, Inc., ING Investment Trust Co., Milan E. Chilla, Hartford Investment Management Co., and UBS AG (D. Conn.)). In a similar action, plaintiffs filed a complaint listing The Hartford Index HLS Fund, which was merged into HIMCO VIT Index Fund in October, 2014, as members of the defendant class (The Official Committee of Unsecured Creditors of Tribune Company v. Fitzsimons, et al. (Bankr. D. Del.)). The complaints relate to the bankruptcy of the Tribune Company, which was a public company that repurchased its shares in a leveraged buyout in 2007, but entered bankruptcy a year later. The plaintiffs in each case allege that the repurchase of shares acted as a fraudulent transfer. The plaintiffs in each case seek to recover from each class member the amount of consideration received in the buyout. The Hartford Index HLS Fund held 23,987 shares and received $815,558 in the buyout. The Hartford Index HLS Fund is listed as a member of the defendant class in an exhibit to the Complaint. Each action was transferred to the United States District Court for the Southern District of New York. In September 2013, the court dismissed the Deutsche Bank Trust Company Americas action. Plaintiffs appealed and the appeals court has not yet rendered a decision. Defendants filed a motion to dismiss The Official Committee of Unsecured Creditors of Tribune Company action, but the court has not yet issued a decision. The Hartford, on behalf of the Fund, intends to vigorously defend these actions.

11.	Recent Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate NAV per share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual reporting periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

12.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures were required to the Financial Statements as of December 31, 2015.

23

HIMCO VIT Index Fund

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Index Fund
For the Year Ended December 31, 2015
IA	$41.11	$0.79	$(0.34)	$0.45	$(0.15)	$(0.49)	$(0.64)	$40.92	1.06%	$680,974	0.42%	0.33%	1.92%
IB	40.86	0.69	(0.34)	0.35	(0.15)	(0.49)	(0.64)	40.57	0.82	414,950	0.67	0.58	1.67

For the Year Ended December 31, 2014
IA	$38.54	$0.69	$4.23	$4.92	$(0.58)	$(1.77)	$(2.35)	$41.11	13.33%	$760,768	0.33%	0.33%	1.74%
IB	38.35	0.59	4.19	4.78	(0.50)	(1.77)	(2.27)	40.86	13.01	467,467	0.58	0.58	1.49

For the Year Ended December 31, 2013(4)
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$38.54	31.95%	$763,868	0.33%	0.33%	1.79%
IB	29.56	0.53	8.80	9.33	(0.54)	—	(0.54)	38.35	31.61	413,119	0.58	0.58	1.54

For the Year Ended December 31, 2012(4)(5)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—	$(0.60)	$29.69	15.63%	$691,786	0.33%	0.33%	1.98%
IB	26.09	0.49	3.51	4.00	(0.53)	—	(0.53)	29.56	15.34	307,129	0.58	0.58	1.75

For the Year Ended December 31, 2011(4)(5)
IA	$26.20	$0.52	$(0.05)	$0.47	$(0.47)	$—	$(0.47)	$26.20	1.81%	$673,275	0.33%	0.33%	1.74%
IB	26.08	0.39	0.03	0.42	(0.41)	—	(0.41)	26.09	1.60	232,459	0.58	0.58	1.51

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	These financial highlights were audited by other auditors.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2015	8%
For the Year Ended December 31, 2014	3
For the Year Ended December 31, 2013(1)	3
For the Year Ended December 31, 2012(1)	7
For the Year Ended December 31, 2011(1)	3

(1)	These financial highlights were audited by other auditors.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and the Shareholders of

HIMCO VIT Index Fund:

We have audited the accompanying statement of assets and liabilities of HIMCO VIT Index Fund (the “Fund”), a series of the HIMCO Variable Insurance Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT Index Fund, a series of the HIMCO Variable Insurance Trust, as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2016

25

HIMCO VIT Index Fund

Trustees and Officers (Unaudited)

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	27	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	27	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	27	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

26

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and President of Hartford Life Insurance Company. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	27	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	27	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014	Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

27

HIMCO VIT Index Fund

Trustees and Officers (Unaudited) – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015

Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.

				N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

HIMCO VIT Index Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2015 through December 31, 2015.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio
Actual
Class IA	$1,000	$1,000.20	$1.66	0.33%
Class IB	$1,000	$998.70	$2.92	0.58%
Hypothetical
Class IA	$1,000	$1,023.54	$1.68	0.33%
Class IB	$1,000	$1,022.28	$2.96	0.58%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

29

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on November 13, 2015, the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement for HIMCO VIT Index Fund (the “Fund”) with Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) (the “Agreement”). The Board noted that the Fund is the successor of a series of Hartford Series Fund, Inc. (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on October 20, 2014 (the “Reorganization”).

In the months preceding the November 13, 2015 meeting, the Board requested, received and reviewed written responses from the Investment Manager to questions posed to it on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meeting held on November 13, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, shareholder services, and the other services provided to the Fund by the Investment Manager and its affiliates. The Board also received in-person presentations by Fund officers and representatives of HIMCO at the Board’s meeting on November 13, 2015 concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager, including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations and coordinating services for the Fund among service providers. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement, as well as expected additions to the team for the upcoming year.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Investment Manager’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Investment Manager’s support of the Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIMCO.

Performance of the Fund and the Investment Manager

The Board considered the investment performance of the Fund, noting that performance information for periods prior to October 20, 2014 related to that of the Predecessor Fund. Prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and HIMCO served as the sub-adviser to the Predecessor Fund.

30

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIMCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance was in the 3rd quartile of its performance universe for the 1- and 5-year periods and the 2nd quartile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on the Fund’s returns, the Fund’s investment performance relative to the benchmark and various statistics concerning the Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to the Fund and HIMCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the 2016 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits, to compensate for administrative services provided to the Fund.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered comparative information with respect to the management fees paid by the Fund to HIMCO and the total expense ratios of the Fund. In this regard, the Board reviewed information prepared by Broadridge comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The Board also reviewed the different types of fees charged to the Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for the Fund includes the provision by HIMCO of certain administrative services to the Fund. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were above the medians of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap applicable to each share class.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s management and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Investment Manager relating to the realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for the Fund includes breakpoints that are designed to reduce the management fee rates as the Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as

31

HIMCO VIT Index Fund

Approval of Investment Management Agreement (Unaudited) – (concluded)

breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Fund. As principal underwriter, HDSC receives 12b-1 fees from the Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Fund to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

As used in this Privacy Notice:

Application means your request for our product or service. Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Index Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

HVIT

HIMCO VARIABLE INSURANCE TRUST

HIMCO VIT PORTFOLIO DIVERSIFIER FUND

TOKYO
THU MAY

2015 Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

In a year marked by volatility and uncertainty, U.S. stocks and bonds were able to deliver modest, yet positive returns in 2015. U.S. stocks (as represented by the S&P500 Index1)

returned 1.38% – the seventh straight year of positive returns, while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) returned 0.55%. International stock and bond returns were mixed – with large, diverse, developed markets generally outperforming smaller, more commodity-dependent emerging markets. These international market returns were largely negative after conversion to U.S. dollars, as the U.S. dollar strengthened against many foreign currencies.

Key themes impacting financial markets in 2015 included: a slowdown in expectations for global growth (principally driven by a slowdown and transformation of the Chinese economy), a continued decline in the price of oil and other commodities, the continued strength of the U.S. consumer and a divergence in the economic policies of various governments and their central banks. In 2015, oil prices declined 50% to $30.70 per barrel. The strength of the consumer was reflective of declining unemployment (to a seven year low of 5.0%), home price appreciation and a reduction in gas prices.

As regards economic policy, in December the U.S. Federal Reserve (Fed) raised its target for the federal funds rate – a short-term interest rate that influences all other interest rates in the U.S. economy. This signaled to the market that the near-zero interest rates were no longer needed to stimulate the economy. The U.K. central bank is considering a similar increase in rates; however, the European Central Bank (ECB) and central banks in China and Japan are moving in the opposite direction, pursuing stimulative policies. The relative pace and direction of such policy actions can drive significant performance differences across financial markets.

While several of these themes impacted all markets in a consistent manner, others lead to vastly different performance across market sectors. For example, U.S. stocks and bonds of companies in consumer-oriented sectors generated positive returns, while those of companies in commodity-oriented sectors, such as Energy and Materials generated negative returns. This performance differential was especially pronounced for stock returns.

Looking ahead to 2016, we expect that many of these same themes and uncertainties will continue to influence performance across financial markets. The pace of global growth is uncertain, as are the policy responses of the Fed and other central banks. In addition, geopolitical risks, demographic shifts, the upcoming elections in the U.S., technological and other innovation, as well as idiosyncratic factors will likely weigh on performance.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar

President, HVIT

[1]	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO VIT Portfolio Diversifier Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The views expressed in the President’s Letter above and, to the extent included herein, the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter and, to the extent included herein, the Fund’s Manager Discussion, are for informational purposes only and does not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT Portfolio Diversifier Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment objective – The Fund seeks to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

Performance information for periods prior to October 20, 2014 is that of the Hartford Portfolio Diversifier HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund’s adviser, served as sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	Since Inception†
HIMCO VIT Portfolio Diversifier IB	-1.89%	-4.98%
Barclays U.S. Aggregate Bond Index	0.55%	2.85%
S&P 500 Index	1.38%	13.07%

†	Inception: 06/06/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.*

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by HIMCO Variable Insurance Trust. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by HIMCO Variable Insurance Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.85% and the gross total annual operating expense ratio for Class IB shares is 1.01%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The current contractual arrangement with respect to expense reimbursements remains in effect until April 30, 2016, and shall renew automatically for one-year terms unless Hartford Investment

2

HIMCO VIT Portfolio Diversifier Fund

Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk, including the possible loss of principal. The main risks of investing in the Fund are described below. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Fund Strategy Risk – The Fund is available solely to holders of variable annuity contracts issued by Hartford Life Insurance Company (“Hartford Life”) and its affiliates and by Forethought Life Insurance Company (“Forethought”), an unaffiliated insurance company, who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund (a “Rider”). The Fund is designed to replicate the Index, which is designed to produce investment performance that may mitigate against significant declines in the values of the Allocated Funds held by Rider holders. Hartford Life and its affiliates and Forethought have financial obligations to holders of the Riders arising from guarantee obligations under the Riders. To the extent that the Fund’s strategy is successful, Hartford Life and its affiliates and Forethought will benefit from a reduction of the risk arising from their guarantee obligations under the Riders, and they will have less risk to hedge under the Riders than would be the case if holders did not allocate to the Fund.

As a holder of a Rider, you also will have exposure to changes in the values of the Allocated Funds, although your particular exposure will differ from the aggregated exposure that the Index is designed to address, depending on your allocations and investment activity, among other factors. Although the Fund may have the effect of mitigating declines in your contract value under a Rider in the event of a significant decline in equity market valuations, the strategy followed by the Fund, if successful, will also generally result in your contract value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. This may deprive you of some or all of the benefit of increases in equity market values under your contract and could also result in a decrease in the value of your variable annuity contract. Depending on future market conditions, you might benefit more from selecting alternative allocations under a guaranteed benefit rider (if available) or alternate investments. In addition, there is no guarantee that the Fund’s strategy will have its intended effect, and it may not work as effectively as is intended. Depending on your particular allocation to the Allocated Funds under a Rider the Fund’s strategy may be more or less effective in mitigating potential losses under your variable annuity contract than may be the case for others who elect a Rider and allocate contract value differently among the Allocated Funds. In particular, the Fund’s investment strategy is not as likely to be as effective with respect to allocations that have relatively lower anticipated correlation to the investment performance of the S&P 500 Index.

Hartford Life’s and Forethought’s financial interest in reducing the volatility of overall contract value invested under the Riders, in light of their obligations under the Riders, may be deemed to present a potential conflict of interest with respect to the interests of the holders of the Riders, in that Hartford Life’s and Forethought’s interest may at times conflict with the Fund’s goal of preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating. Hartford Investment Management and HIMCO Variable Insurance Trust, on behalf of the Fund, have developed procedures designed to address this potential conflict by (i) specifying the processes for developing and communicating the data used to calculate the Index, calculating the Index and managing the Fund to replicate the performance of the Index and (ii) monitoring for compliance with the specified processes.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Hedging. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Leverage Risk – Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index and Information Risk – The data used by Hartford Investment Management to calculate the Index may not always be current. To the extent the data, and in particular the market-related data, is outdated or inaccurate, the sleeve consisting of (i) a basket of derivatives that generally will increase in value if the S&P 500 Index decreases significantly in value and will generally decrease in value when the S&P 500 Index remains level or increases in value; and (ii) holdings of Treasury securities and other cash investments (the “Derivative Sleeve”) may fail to hedge or may hedge less effectively against equity market declines. In addition, when the values of investments are increasing, the Fund’s value could increase to a lesser extent, or decrease to a greater extent, than would be the case if the data used to calculate the Index were current.

In addition, the Index is intended to hedge against the aggregate allocations of holders of the Riders to the Allocated Funds and not the allocation of any individual contract owner. The Derivative Sleeve may not be successful in providing an effective hedge, and the hedge, even if effective, will benefit some Rider holders more than others, depending upon the allocations to funds selected by the holders. In particular, contract owners whose allocations have a relatively higher anticipated correlation to the investment performance of the

3

HIMCO VIT Portfolio Diversifier Fund

S&P 500 Index will benefit to a greater extent from the hedge during periods of equity market declines.

Investment Strategy Risk – The risk that, if the investment manager’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Liquidity Risk – The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price. Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

4

HIMCO VIT Portfolio Diversifier Fund

Manager Discussion

December 31, 2015

Portfolio Manager

Paul Bukowski,

CFA Executive Vice President and Head of Quantitative Equities

How did the Fund perform?

The Class IB Shares of the HIMCO VIT Portfolio Diversifier Fund (the “Fund”) returned -1.89% for the 12-month period ending December 31, 2015, compared to the returns of the Barclays U.S. Aggregate Bond Index,1 which returned 0.55%,2 and the S&P 500 Index,3 which returned 1.38%,4 during the same period.

Why did the Fund perform this way?

The Fund performed in line with expectations, which is performance generally “contra” to that of the equity markets as measured by the S&P 500 Index. The Fund generally invests in both securities which are expected to increase in value as the S&P 500 Index declines (protection securities), as well as securities which are expected to approximate the performance of the Barclays U.S. Aggregate Bond and S&P 500 Indices.

The Fund decreased in value as the S&P 500 Index appreciated slightly more than 1% over the 12-month period. The Fund’s protection securities, short S&P 500 Index futures and a modest short- and long-term S&P 500 Index put position, declined in value providing a headwind (i.e., negative impact) to performance. Although the Fund benefited from the modest positive performance of both the equity and fixed income sleeves, it did not offset the negative performance from the Fund’s protection securities.

What is your outlook?

Looking into 2016, we believe equities can achieve positive returns on the back of sales growth and dividends/buybacks, but remain wary of risk to the downside. Particularly, we are cautious on equity fundamentals as we believe that earnings estimates appear poised to move lower, with twice as many sell-side analysts lowering earnings estimates rather than raising them. In our view, industrial weakness appears to be more than a soft patch and another wave of capital expenditure cuts may have a greater impact.

Possible factors that could indicate we are too bearish include: strong U.S. consumer spending if the gas rebate is seen as permanent (and is spent rather than saved), aggressive policy responses (e.g., a more accommodating U.S. Federal Reserve or large Chinese fiscal spending), or a resurgence in the intensity of merger & acquisition activity. Additional downside risks to our outlook include commodity decreases and realized volatility, heightened geopolitical tensions, global monetary policy, strong wage growth dampening corporate profits, and unexpected weakness in economic indicators.

1.	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
2.	Source: Barclays Live
3.	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
4.	Source: Bloomberg L.P.

Diversification by Security Type

as of December 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	23.8%
Exchange-Traded Funds	0.2

Total	24.0%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.8%
Corporate Bonds	11.6
Foreign Government Obligations	1.1
Municipal Bonds	0.3
U.S. Government Agencies	13.5
U.S. Government Securities	15.8

Total	43.1%

Put Options Purchased	—%
Short-Term Investments	27.5
Other assets and liabilities	5.4

Total	100.0%

Credit Exposure

as of December 31, 2015

Credit Rating*	Percentage of Net Assets
AAA/Aaa	18.4%
AA/Aa	13.8
A	5.1
BBB/Baa	4.5
Not Rated	1.3
Non-Debt Securities and Other Short-Term Instruments	51.5
Other assets and liabilities	5.4

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service and typically range from AAA/Aaa (highest) to C/D (lowest). If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to Fund shares. Ratings may change.

5

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8%
	Automobiles & Components - 0.2%
1,036	BorgWarner, Inc.	$44,786
1,286	Delphi Automotive plc	110,249
17,853	Ford Motor Co.	251,548
6,498	General Motors Co.	220,997
1,234	Goodyear Tire & Rubber Co. (The)	40,315
879	Harley-Davidson, Inc.	39,898
2,973	Johnson Controls, Inc.	117,404

		825,197

	Banks - 1.4%
47,772	Bank of America Corp.	804,003
3,571	BB&T Corp.	135,019
13,668	Citigroup, Inc.	707,319
814	Comerica, Inc.	34,050
3,639	Fifth Third Bancorp	73,144
3,677	Huntington Bancshares, Inc.	40,668
16,889	JPMorgan Chase & Co.	1,115,181
3,849	KeyCorp	50,768
733	M&T Bank Corp.	88,825
1,418	People’s United Financial, Inc.	22,901
2,330	PNC Financial Services Group, Inc. (The)	222,072
5,983	Regions Financial Corp.	57,437
2,340	SunTrust Banks, Inc.	100,245
7,544	US Bancorp	321,902
21,325	Wells Fargo & Co.	1,159,227
937	Zions Bancorp	25,580

		4,958,341

	Capital Goods - 1.7%
2,826	3M Co.	425,709
440	Allegion plc	29,005
1,094	AMETEK, Inc.	58,627
2,890	Boeing Co. (The)	417,865
2,672	Caterpillar, Inc.	181,589
751	Cummins, Inc.	66,096
2,737	Danaher Corp.	254,213
1,428	Deere & Co.	108,914
716	Dover Corp.	43,898
2,125	Eaton Corp. plc	110,585
3,010	Emerson Electric Co.	143,968
1,329	Fastenal Co.	54,250
592	Flowserve Corp.	24,911
645	Fluor Corp.	30,457
1,364	General Dynamics Corp.	187,359
43,302	General Electric Co.	1,348,857
3,537	Honeywell International, Inc.	366,327
1,501	Illinois Tool Works, Inc.	139,113
1,199	Ingersoll-Rand plc	66,293
566	Jacobs Engineering Group, Inc.(2)	23,744
360	L-3 Communications Holdings, Inc.	43,024
1,213	Lockheed Martin Corp.	263,403
1,547	Masco Corp.	43,780
837	Northrop Grumman Corp.	158,034
1,626	PACCAR, Inc.	77,072
625	Parker-Hannifin Corp.	60,612
824	Pentair plc	40,813
630	Precision Castparts Corp.	146,166
712	Quanta Services, Inc.(2)	14,418
1,382	Raytheon Co.	172,100
606	Rockwell Automation, Inc.	62,182
604	Rockwell Collins, Inc.	55,749

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Capital Goods - 1.7% - (continued)
461	Roper Technologies, Inc.	$87,493
267	Snap-on, Inc.	45,772
688	Stanley Black & Decker, Inc.	73,430
1,246	Textron, Inc.	52,344
425	United Rentals, Inc.(2)	30,829
3,785	United Technologies Corp.	363,625
265	WW Grainger, Inc.	53,686
831	Xylem, Inc.	30,332

		5,956,644

	Commercial & Professional Services - 0.2%
756	ADT Corp. (The)	24,933
400	Cintas Corp.	36,420
168	Dun & Bradstreet Corp. (The)	17,460
542	Equifax, Inc.	60,363
1,662	Nielsen Holdings plc	77,449
897	Pitney Bowes, Inc.	18,523
1,103	Republic Services, Inc.	48,521
616	Robert Half International, Inc.	29,038
389	Stericycle, Inc.(2)	46,913
1,930	Tyco International plc	61,548
710	Verisk Analytics, Inc.(2)	54,585
1,907	Waste Management, Inc.	101,777

		577,530

	Consumer Durables & Apparel - 0.3%
1,266	Coach, Inc.	41,436
1,495	DR Horton, Inc.	47,885
192	Fossil Group, Inc.(2)	7,020
549	Garmin Ltd.	20,406
1,800	Hanesbrands, Inc.	52,974
326	Harman International Industries, Inc.	30,712
515	Hasbro, Inc.	34,690
627	Leggett & Platt, Inc.	26,347
823	Lennar Corp., Class A	40,253
1,550	Mattel, Inc.	42,114
845	Michael Kors Holdings Ltd.(2)	33,851
291	Mohawk Industries, Inc.(2)	55,113
1,227	Newell Rubbermaid, Inc.	54,086
6,192	NIKE, Inc., Class B	387,000
1,472	PulteGroup, Inc.	26,231
378	PVH Corp.	27,840
267	Ralph Lauren Corp.	29,765
825	Under Armour, Inc., Class A(2)	66,503
1,560	VF Corp.	97,110
359	Whirlpool Corp.	52,726

		1,174,062

	Consumer Services - 0.5%
2,105	Carnival Corp.	114,680
143	Chipotle Mexican Grill, Inc.(2)	68,619
523	Darden Restaurants, Inc.	33,284
1,080	H&R Block, Inc.	35,975
886	Marriott International, Inc., Class A	59,397
4,213	McDonald’s Corp.	497,724
786	Royal Caribbean Cruises Ltd.	79,551
6,815	Starbucks Corp.	409,104
780	Starwood Hotels & Resorts Worldwide, Inc.	54,038
530	Wyndham Worldwide Corp.	38,505
376	Wynn Resorts Ltd.	26,015
1,976	Yum! Brands, Inc.	144,347

		1,561,239

The accompanying Notes are an integral part of these financial statements.

6

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Diversified Financials - 1.2%
248	Affiliated Managers Group, Inc.(2)	$39,620
3,839	American Express Co.	267,002
800	Ameriprise Financial, Inc.	85,136
5,017	Bank of New York Mellon Corp. (The)	206,801
8,595	Berkshire Hathaway, Inc., Class B(2)	1,134,884
580	BlackRock, Inc.	197,502
2,442	Capital One Financial Corp.	176,263
5,485	Charles Schwab Corp. (The)	180,621
1,548	CME Group, Inc.	140,249
1,963	Discover Financial Services	105,256
1,356	E*TRADE Financial Corp.(2)	40,192
1,741	Franklin Resources, Inc.	64,104
1,820	Goldman Sachs Group, Inc. (The)	328,019
543	Intercontinental Exchange, Inc.	139,149
1,936	Invesco Ltd.	64,817
487	Legg Mason, Inc.	19,105
1,549	Leucadia National Corp.	26,937
1,239	McGraw Hill Financial, Inc.	122,141
790	Moody’s Corp.	79,269
6,930	Morgan Stanley	220,443
527	NASDAQ, Inc.	30,656
1,664	Navient Corp.	19,053
992	Northern Trust Corp.	71,513
1,852	State Street Corp.	122,899
3,820	Synchrony Financial(2)	116,166
1,154	T Rowe Price Group, Inc.	82,499

		4,080,296

	Energy - 1.6%
2,327	Anadarko Petroleum Corp.	113,046
1,731	Apache Corp.	76,978
1,996	Baker Hughes, Inc.	92,115
1,894	Cabot Oil & Gas Corp.	33,505
877	Cameron International Corp.(2)	55,426
2,344	Chesapeake Energy Corp.	10,548
8,636	Chevron Corp.	776,895
433	Cimarex Energy Co.	38,701
1,786	Columbia Pipeline Group, Inc.	35,720
5,668	ConocoPhillips	264,639
993	CONSOL Energy, Inc.	7,845
1,769	Devon Energy Corp.	56,608
295	Diamond Offshore Drilling, Inc.	6,224
1,092	Ensco plc, Class A	16,806
2,527	EOG Resources, Inc.	178,886
698	EQT Corp.	36,387
19,104	Exxon Mobil Corp.	1,489,157
1,050	FMC Technologies, Inc.(2)	30,460
3,915	Halliburton Co.	133,267
495	Helmerich & Payne, Inc.	26,507
1,104	Hess Corp.	53,522
8,400	Kinder Morgan, Inc.	125,328
3,100	Marathon Oil Corp.	39,029
2,440	Marathon Petroleum Corp.	126,490
753	Murphy Oil Corp.	16,905
1,727	National Oilwell Varco, Inc.	57,837
747	Newfield Exploration Co.(2)	24,322
1,946	Noble Energy, Inc.	64,082
3,500	Occidental Petroleum Corp.	236,635
960	ONEOK, Inc.	23,674
2,180	Phillips 66	178,324
684	Pioneer Natural Resources Co.	85,760

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Energy - 1.6% - (continued)
784	Range Resources Corp.	$19,294
5,785	Schlumberger Ltd.	403,504
1,782	Southwestern Energy Co.(2)	12,670
3,075	Spectra Energy Corp.	73,615
553	Tesoro Corp.	58,270
1,581	Transocean Ltd.	19,573
2,210	Valero Energy Corp.	156,269
3,126	Williams Cos., Inc. (The)	80,338

		5,335,161

	Food & Staples Retailing - 0.6%
2,007	Costco Wholesale Corp.	324,131
5,081	CVS Health Corp.	496,769
4,471	Kroger Co. (The)	187,022
2,405	Sysco Corp.	98,605
7,198	Wal-Mart Stores, Inc.	441,237
3,994	Walgreens Boots Allliance, Inc.	340,109
1,567	Whole Foods Market, Inc.	52,495

		1,940,368

	Food, Beverage & Tobacco - 1.3%
8,998	Altria Group, Inc.	523,774
2,739	Archer-Daniels-Midland Co.	100,467
467	Brown-Forman Corp., Class B	46,364
825	Campbell Soup Co.	43,354
17,958	Coca-Cola Co. (The)	771,476
965	Coca-Cola Enterprises, Inc.	47,517
1,978	ConAgra Foods, Inc.	83,392
795	Constellation Brands, Inc., Class A	113,240
866	Dr Pepper Snapple Group, Inc.	80,711
2,743	General Mills, Inc.	158,161
660	Hershey Co. (The)	58,918
618	Hormel Foods Corp.	48,871
548	JM Smucker Co. (The)	67,590
1,166	Kellogg Co.	84,267
533	Keurig Green Mountain, Inc.	47,959
2,723	Kraft Heinz Co. (The)	198,126
531	McCormick & Co., Inc.	45,432
905	Mead Johnson Nutrition Co.	71,450
724	Molson Coors Brewing Co., Class B	67,998
7,292	Mondelez International, Inc., Class A	326,973
688	Monster Beverage Corp.(2)	102,485
6,684	PepsiCo, Inc.	667,865
7,108	Philip Morris International, Inc.	624,864
3,799	Reynolds American, Inc.	175,324
1,357	Tyson Foods, Inc., Class A	72,369

		4,628,947

	Health Care Equipment & Services - 1.2%
6,847	Abbott Laboratories	307,499
1,597	Aetna, Inc.	172,668
896	AmerisourceBergen Corp.	92,924
1,198	Anthem, Inc.	167,049
2,521	Baxter International, Inc.	96,176
968	Becton Dickinson and Co.	149,159
6,157	Boston Scientific Corp.(2)	113,535
1,510	Cardinal Health, Inc.	134,798
1,393	Cerner Corp.(2)	83,817
1,180	Cigna Corp.	172,669
340	CR Bard, Inc.	64,410
765	DaVita HealthCare Partners, Inc.(2)	53,328
640	DENTSPLY International, Inc.	38,944

The accompanying Notes are an integral part of these financial statements.

7

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Health Care Equipment & Services - 1.2% - (continued)
986	Edwards Lifesciences Corp.(2)	$77,874
3,106	Express Scripts Holding Co.(2)	271,495
1,440	HCA Holdings, Inc.(2)	97,387
382	Henry Schein, Inc.(2)	60,429
679	Humana, Inc.	121,208
172	Intuitive Surgical, Inc.(2)	93,939
468	Laboratory Corp. of America Holdings(2)	57,863
1,056	McKesson Corp.	208,275
6,451	Medtronic plc	496,211
384	Patterson Cos., Inc.	17,361
657	Quest Diagnostics, Inc.	46,739
1,291	St Jude Medical, Inc.	79,745
1,449	Stryker Corp.	134,670
459	Tenet Healthcare Corp.(2)	13,908
4,376	UnitedHealth Group, Inc.	514,793
420	Universal Health Services, Inc., Class B	50,186
442	Varian Medical Systems, Inc.(2)	35,714
782	Zimmer Biomet Holdings, Inc.	80,225

		4,104,998

	Household & Personal Products - 0.5%
585	Church & Dwight Co., Inc.	49,655
595	Clorox Co. (The)	75,464
4,112	Colgate-Palmolive Co.	273,941
1,022	Estee Lauder Cos., Inc. (The), Class A	89,997
1,662	Kimberly-Clark Corp.	211,573
12,482	Procter & Gamble Co. (The)	991,196

		1,691,826

	Insurance - 0.6%
1,491	ACE Ltd.	174,223
1,958	Aflac, Inc.	117,284
1,777	Allstate Corp. (The)	110,334
5,676	American International Group, Inc.	351,742
1,257	Aon plc	115,908
307	Assurant, Inc.	24,726
1,040	Chubb Corp. (The)	137,946
677	Cincinnati Financial Corp.	40,058
1,881	Hartford Financial Services Group, Inc. (The)(3)	81,748
1,133	Lincoln National Corp.	56,945
1,285	Loews Corp.	49,344
2,394	Marsh & McLennan Cos., Inc.	132,747
5,100	MetLife, Inc.	245,871
1,255	Principal Financial Group, Inc.	56,450
2,685	Progressive Corp. (The)	85,383
2,056	Prudential Financial, Inc.	167,379
533	Torchmark Corp.	30,466
1,396	Travelers Cos., Inc. (The)	157,553
1,104	Unum Group	36,752
1,363	XL Group plc	53,402

		2,226,261

	Materials - 0.7%
887	Air Products & Chemicals, Inc.	115,407
298	Airgas, Inc.	41,219
5,999	Alcoa, Inc.	59,210
420	Avery Dennison Corp.	26,317
621	Ball Corp.	45,165
1,067	CF Industries Holdings, Inc.	43,544
5,161	Dow Chemical Co. (The)	265,688
681	Eastman Chemical Co.	45,974

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Materials - 0.7% - (continued)
1,217	Ecolab, Inc.	$139,200
4,022	EI du Pont de Nemours & Co.	267,865
614	FMC Corp.	24,026
5,331	Freeport-McMoRan, Inc.	36,091
369	International Flavors & Fragrances, Inc.	44,147
1,891	International Paper Co.	71,291
1,650	LyondellBasell Industries N.V., Class A	143,385
301	Martin Marietta Materials, Inc.	41,111
2,015	Monsanto Co.	198,518
1,544	Mosaic Co. (The)	42,599
2,424	Newmont Mining Corp.	43,608
1,464	Nucor Corp.	58,999
730	Owens-Illinois, Inc.(2)	12,717
1,240	PPG Industries, Inc.	122,537
1,304	Praxair, Inc.	133,530
913	Sealed Air Corp.	40,720
363	Sherwin-Williams Co. (The)	94,235
610	Vulcan Materials Co.	57,932
1,180	WestRock Co.	53,832

		2,268,867

	Media - 0.7%
1,019	Cablevision Systems Corp., Class A	32,506
1,991	CBS Corp., Class B	93,836
11,203	Comcast Corp., Class A	632,185
692	Discovery Communications, Inc., Class A(2)	18,463
1,176	Discovery Communications, Inc., Class C(2)	29,659
1,879	Interpublic Group of Cos., Inc. (The)	43,743
1,737	News Corp., Class A	23,206
500	News Corp., Class B	6,980
1,113	Omnicom Group, Inc.	84,210
434	Scripps Networks Interactive, Inc., Class A	23,961
1,007	TEGNA, Inc.	25,699
1,302	Time Warner Cable, Inc.	241,638
3,668	Time Warner, Inc.	237,209
5,373	Twenty-First Century Fox, Inc., Class A	145,931
1,977	Twenty-First Century Fox, Inc., Class B	53,834
1,591	Viacom, Inc., Class B	65,485
6,978	Walt Disney Co. (The)	733,248

		2,491,793

	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
7,500	AbbVie, Inc.	444,300
1,518	Agilent Technologies, Inc.	63,468
1,032	Alexion Pharmaceuticals, Inc.(2)	196,854
1,808	Allergan plc(2)	565,000
3,461	Amgen, Inc.	561,824
2,482	Baxalta, Inc.	96,873
1,024	Biogen, Inc.(2)	313,702
7,654	Bristol-Myers Squibb Co.	526,519
3,605	Celgene Corp.(2)	431,735
4,480	Eli Lilly & Co.	377,485
954	Endo International plc(2)	58,404
6,612	Gilead Sciences, Inc.	669,068
672	Illumina, Inc.(2)	128,987
12,696	Johnson & Johnson	1,304,133
537	Mallinckrodt plc(2)	40,076
12,815	Merck & Co., Inc.	676,888
1,891	Mylan N.V.(2)	102,246
521	PerkinElmer, Inc.	27,910
670	Perrigo Co. plc	96,949

The accompanying Notes are an integral part of these financial statements.

8

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.4% - (continued)
28,319	Pfizer, Inc.	$914,137
356	Regeneron Pharmaceuticals, Inc.(2)	193,262
1,832	Thermo Fisher Scientific, Inc.	259,869
1,128	Vertex Pharmaceuticals, Inc.(2)	141,936
377	Waters Corp.(2)	50,737
2,103	Zoetis, Inc.	100,776

		8,343,138

	Real Estate - 0.7%
1,948	American Tower Corp., REIT	188,859
718	Apartment Investment & Management Co., Class A, REIT	28,741
627	AvalonBay Communities, Inc., REIT	115,449
703	Boston Properties, Inc., REIT	89,661
1,327	CBRE Group, Inc., Class A, REIT(2)	45,888
1,529	Crown Castle International Corp., REIT	132,182
284	Equinix, Inc., REIT	85,882
1,668	Equity Residential, REIT	136,092
304	Essex Property Trust, Inc., REIT	72,781
2,678	General Growth Properties, Inc., REIT	72,868
2,141	HCP, Inc., REIT	81,872
3,439	Host Hotels & Resorts, Inc., REIT	52,754
884	Iron Mountain, Inc., REIT	23,877
1,892	Kimco Realty Corp., REIT	50,062
616	Macerich Co. (The), REIT	49,705
800	Plum Creek Timber Co., Inc., REIT	38,176
2,401	Prologis, Inc., REIT	103,051
677	Public Storage, REIT	167,693
1,143	Realty Income Corp., REIT	59,013
1,422	Simon Property Group, Inc., REIT	276,494
456	SL Green Realty Corp., REIT	51,519
1,523	Ventas, Inc., REIT	85,943
812	Vornado Realty Trust, REIT	81,167
1,625	Welltower, Inc., REIT	110,549
2,355	Weyerhaeuser Co., REIT	70,603

		2,270,881

	Retailing - 1.3%
335	Advance Auto Parts, Inc.	50,421
1,764	Amazon.com, Inc.(2)	1,192,270
348	AutoNation, Inc.(2)	20,762
140	AutoZone, Inc.(2)	103,867
760	Bed Bath & Beyond, Inc.(2)	36,670
1,369	Best Buy Co., Inc.	41,686
931	CarMax, Inc.(2)	50,246
1,336	Dollar General Corp.	96,018
1,075	Dollar Tree, Inc.(2)	83,011
539	Expedia, Inc.	66,998
471	GameStop Corp., Class A	13,207
1,054	Gap, Inc. (The)	26,034
694	Genuine Parts Co.	59,608
5,818	Home Depot, Inc. (The)	769,430
872	Kohl’s Corp.	41,533
1,169	L Brands, Inc.	112,014
4,200	Lowe’s Cos., Inc.	319,368
1,439	Macy’s, Inc.	50,336
1,961	Netflix, Inc.(2)	224,299
623	Nordstrom, Inc.	31,032
452	O’Reilly Automotive, Inc.(2)	114,546
228	Priceline Group, Inc. (The)(2)	290,689

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Retailing - 1.3% - (continued)
1,860	Ross Stores, Inc.	$100,087
365	Signet Jewelers Ltd.	45,147
2,946	Staples, Inc.	27,899
2,828	Target Corp.	205,341
514	Tiffany & Co.	39,213
3,073	TJX Cos., Inc. (The)	217,906
613	Tractor Supply Co.	52,411
517	TripAdvisor, Inc.(2)	44,074
400	Urban Outfitters, Inc.(2)	9,100

		4,535,223

	Semiconductors & Semiconductor Equipment - 0.6%
1,437	Analog Devices, Inc.	79,495
5,269	Applied Materials, Inc.	98,372
1,203	Avago Technologies Ltd.	174,616
2,576	Broadcom Corp., Class A	148,944
350	First Solar, Inc.(2)	23,097
21,647	Intel Corp.	745,739
721	KLA-Tencor Corp.	50,001
725	Lam Research Corp.	57,580
1,098	Linear Technology Corp.	46,632
931	Microchip Technology, Inc.	43,329
4,990	Micron Technology, Inc.(2)	70,658
2,346	NVIDIA Corp.	77,324
647	Qorvo, Inc.(2)	32,932
874	Skyworks Solutions, Inc.	67,149
4,652	Texas Instruments, Inc.	254,976
1,185	Xilinx, Inc.	55,660

		2,026,504

	Software & Services - 2.9%
2,868	Accenture plc, Class A	299,706
2,305	Activision Blizzard, Inc.	89,227
2,289	Adobe Systems, Inc.(2)	215,029
818	Akamai Technologies, Inc.(2)	43,051
281	Alliance Data Systems Corp.(2)	77,716
1,337	Alphabet, Inc., Class A(2)	1,040,199
1,363	Alphabet, Inc., Class C(2)	1,034,353
1,036	Autodesk, Inc.(2)	63,124
2,117	Automatic Data Processing, Inc.	179,352
1,434	CA, Inc.	40,955
707	Citrix Systems, Inc.(2)	53,485
2,793	Cognizant Technology Solutions Corp., Class A(2)	167,636
616	CSRA, Inc.	18,480
5,069	eBay, Inc.(2)	139,296
1,428	Electronic Arts, Inc.(2)	98,132
10,417	Facebook, Inc., Class A(2)	1,090,243
1,274	Fidelity National Information Services, Inc.	77,204
1,050	Fiserv, Inc.(2)	96,033
4,095	International Business Machines Corp.	563,554
1,212	Intuit, Inc.	116,958
4,544	MasterCard, Inc., Class A	442,404
36,646	Microsoft Corp.	2,033,120
14,690	Oracle Corp.	536,626
1,473	Paychex, Inc.	77,907
5,104	PayPal Holdings, Inc.(2)	184,765
841	Red Hat, Inc.(2)	69,643
2,865	salesforce.com, Inc.(2)	224,616
3,092	Symantec Corp.	64,932
617	Teradata Corp.(2)	16,301

The accompanying Notes are an integral part of these financial statements.

9

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Software & Services - 2.9% - (continued)
775	Total System Services, Inc.	$38,595
448	VeriSign, Inc.(2)	39,137
8,931	Visa, Inc., Class A	692,599
2,296	Western Union Co. (The)	41,121
4,355	Xerox Corp.	46,294
3,992	Yahoo!, Inc.(2)	132,774

		10,144,567

	Technology Hardware & Equipment - 1.4%
1,416	Amphenol Corp., Class A	73,958
25,579	Apple, Inc.	2,692,445
23,272	Cisco Systems, Inc.	631,951
5,427	Corning, Inc.	99,206
8,895	EMC Corp.	228,424
325	F5 Networks, Inc.(2)	31,512
625	FLIR Systems, Inc.	17,544
568	Harris Corp.	49,359
8,276	Hewlett Packard Enterprise Co.	125,795
8,274	HP, Inc.	97,964
1,620	Juniper Networks, Inc.	44,712
736	Motorola Solutions, Inc.	50,379
1,341	NetApp, Inc.	35,577
6,897	QUALCOMM, Inc.	344,746
921	SanDisk Corp.	69,987
1,383	Seagate Technology plc	50,701
1,772	TE Connectivity Ltd.	114,489
1,069	Western Digital Corp.	64,193

		4,822,942

	Telecommunication Services - 0.6%
28,224	AT&T, Inc.	971,188
2,520	CenturyLink, Inc.	63,403
5,371	Frontier Communications Corp.	25,083
1,320	Level 3 Communications, Inc.(2)	71,755
18,668	Verizon Communications, Inc.	862,835

		1,994,264

	Transportation - 0.5%
2,888	American Airlines Group, Inc.	122,307
663	CH Robinson Worldwide, Inc.	41,119
4,474	CSX Corp.	116,100
3,608	Delta Air Lines, Inc.	182,890
849	Expeditors International of Washington, Inc.	38,290
1,203	FedEx Corp.	179,235
420	JB Hunt Transport Services, Inc.	30,811
505	Kansas City Southern	37,708
1,370	Norfolk Southern Corp.	115,888
248	Ryder System, Inc.	14,094
2,984	Southwest Airlines Co.	128,491
3,919	Union Pacific Corp.	306,466
1,710	United Continental Holdings, Inc.(2)	97,983
3,192	United Parcel Service, Inc., Class B	307,166

		1,718,548

	Utilities - 0.7%
3,124	AES Corp.	29,897
550	AGL Resources, Inc.	35,095
1,112	Ameren Corp.	48,072
2,248	American Electric Power Co., Inc.	130,991
1,968	CenterPoint Energy, Inc.	36,132
1,267	CMS Energy Corp.	45,713

Shares or Principal Amount		Market Value(1)
COMMON STOCKS - 23.8% - (continued)
	Utilities - 0.7% - (continued)
1,342	Consolidated Edison, Inc.	$86,250
2,723	Dominion Resources, Inc.	184,184
822	DTE Energy Co.	65,916
3,166	Duke Energy Corp.	226,021
1,493	Edison International	88,400
822	Entergy Corp.	56,192
1,453	Eversource Energy	74,205
4,213	Exelon Corp.	116,995
1,935	FirstEnergy Corp.	61,398
2,117	NextEra Energy, Inc.	219,935
1,459	NiSource, Inc.	28,465
1,441	NRG Energy, Inc.	16,961
1,162	Pepco Holdings, Inc.	30,224
2,257	PG&E Corp.	120,050
507	Pinnacle West Capital Corp.	32,691
3,095	PPL Corp.	105,632
2,318	Public Service Enterprise Group, Inc.	89,683
655	SCANA Corp.	39,621
1,088	Sempra Energy	102,283
4,181	Southern Co. (The)	195,629
1,079	TECO Energy, Inc.	28,755
1,447	WEC Energy Group, Inc.	74,246
2,324	Xcel Energy, Inc.	83,455

		2,453,091

	Total Common Stocks (cost $65,926,622)	82,130,688

EXCHANGE-TRADED FUND - 0.2%
	Diversified Financial Services - 0.2%
4,388	Vanguard S&P 500 ETF (cost $821,364)	820,249

	Total Exchange-Traded Funds (cost $821,364)	820,249

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8%
	Banc of America Commercial Mortgage Trust
	Series 2006-2, Class A4
$5,358	5.83%, 05/10/2045(4)	5,365
	Series 2006-3, Class A4
22,282	5.89%, 07/10/2044(4)	22,400
	Series 2006-4, Class AM
60,000	5.68%, 07/10/2046	61,251
	Series 2006-5, Class A4
21,619	5.41%, 09/10/2047	21,869
	Series 2007-1, Class A4
21,977	5.45%, 01/15/2049	22,543
	Series 2007-3, Class A4
25,541	5.56%, 06/10/2049(4)	26,251
	Series 2007-4, Class A4
6,871	5.74%, 02/10/2051(4)	7,149
	Series 2007-5, Class A4
16,954	5.49%, 02/10/2051	17,561
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2006-PW14, Class A4
57,002	5.20%, 12/11/2038	58,103

The accompanying Notes are an integral part of these financial statements.

10

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8% - (continued)
	Bear Stearns Commercial Mortgage Securities Trust - (continued)
	Series 2007-PW15, Class A4
$20,895	5.33%, 02/11/2044	$21,482
	Series 2007-PW16, Class A4
47,358	5.72%, 06/11/2040(4)	48,480
	Series 2007-PW18, Class A4
25,000	5.70%, 06/11/2050	26,061
	Chase Issuance Trust, Series 2013-A1, Class A1
100,000	1.30%, 02/18/2020	99,257
	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8,
100,000	5.65%, 09/20/2019	106,826
	Citigroup Commercial Mortgage Trust
	Series 2007-C6, Class A4
35,000	5.71%, 12/10/2049(4)	36,168
	Series 2008-C7, Class A4
17,110	6.14%, 12/10/2049(4)	17,991
	Series 2014-GC23, Class A4
50,000	3.62%, 07/10/2047	51,039
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2006-CD3, Class A5
17,218	5.62%, 10/15/2048	17,388
	Series 2007-CD4, Class A4
22,323	5.32%, 12/11/2049	22,698
	Series 2007-CD5, Class A4
25,905	5.89%, 11/15/2044(4)	26,864
	Cobalt CMBS Commercial Mortgage Trust
	Series 2006-C1, Class A4
31,045	5.22%, 08/15/2048	31,540
	Series 2007-C2, Class A3
22,976	5.48%, 04/15/2047(4)	23,614
	Series 2007-C3, Class A4
21,353	5.77%, 05/15/2046(4)	22,175
	COMM Mortgage Trust
	Series 2013-CR9, Class A4,
35,000	4.23%, 07/10/2045(4)	37,611
	Series 2014-UBS5, Class A4
45,000	3.84%, 09/10/2047	46,369
	Series 2014-UBS6, Class A5
50,000	3.64%, 12/10/2047	50,567
	Series 2015-LC23, Class A4
35,000	3.77%, 10/10/2053	35,655
	Commercial Mortgage Pass-Through Certificates
	Series 2006-C7, Class A4
15,120	5.77%, 06/10/2046(4)	15,244
	Series 2006-C8, Class A4
18,488	5.31%, 12/10/2046	18,817
	Series 2007-C9, Class A4
14,992	5.80%, 12/10/2049(4)	15,551
	Series 2012-CR2, Class A4
30,000	3.15%, 08/15/2045	30,279
	Commercial Mortgage Trust
	Series 2006-GG7, Class A4
35,865	5.83%, 07/10/2038(4)	36,030
	Series 2007-GG11, Class A4
20,017	5.74%, 12/10/2049	20,752

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8% - (continued)
	Commercial Mortgage Trust - (continued)
	Series 2007-GG9, Class A4
$29,538	5.44%, 03/10/2039	$30,196
	Series 2013-LC6, Class A4
15,000	2.94%, 01/10/2046	14,919
	Credit Suisse Commercial Mortgage Trust
	Series 2006-C4, Class A3
23,655	5.47%, 09/15/2039	23,905
	Series 2007-C3, Class A4
22,010	5.70%, 06/15/2039(4)	22,597
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4
35,000	3.81%, 11/15/2048	35,681
	Ford Credit Automotive Owner Trust, Series 2013-A, Class A4, ABS
100,000	0.78%, 05/15/2018	99,691
	GE Commercial Mortgage Corp., Series 2007-C1, Class A4
30,000	5.54%, 12/10/2049	30,859
	GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5
10,000	2.94%, 02/10/2046	9,875
	GS Mortgage Securities Trust
	Series 2006-GG8, Class A4
20,972	5.56%, 11/10/2039	20,936
	Series 2007-GG10, Class A4
40,318	5.79%, 08/10/2045(4)	41,426
	Series 2012-GC6, Class A3
20,000	3.48%, 01/10/2045	20,658
	Series 2012-GCJ7, Class A4
50,000	3.38%, 05/10/2045	51,166
	Series 2013-GC12, Class A4
40,000	3.14%, 06/10/2046	39,910
	Series 2013-GC14, Class A5
35,000	4.24%, 08/10/2046	37,432
	Series 2013-GC16, Class A4
40,000	4.27%, 11/10/2046	42,848
	Series 2014-GC18, Class A4
40,000	4.07%, 01/10/2047	42,115
	Series 2015-GS1, Class A3
30,000	3.73%, 11/10/2048	30,575
	JP Morgan Chase Commercial Mortgage Securities Trust
	Series 2006-LDP7, Class A4
69,113	5.91%, 04/15/2045(4)	69,334
	Series 2006-LDP9, Class A3
23,815	5.34%, 05/15/2047	24,255
	Series 2007-CB18, Class A4
31,555	5.44%, 06/12/2047	32,312
	Series 2007-CB20, Class A4
33,578	5.79%, 02/12/2051(4)	34,905
	Series 2007-LD11, Class A4
25,000	5.77%, 06/15/2049(4)	25,495
	Series 2007-LDPX, Class A3
18,109	5.42%, 01/15/2049	18,482
	Series 2011-C5, Class A3
10,000	4.17%, 08/15/2046	10,649
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4
40,000	3.80%, 09/15/2047	40,952

The accompanying Notes are an integral part of these financial statements.

11

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8% - (continued)
	LB-UBS Commercial Mortgage Trust
	Series 2006-C4, Class A4
$8,256	5.82%, 06/15/2038(4)	$8,329
	Series 2006-C6, Class A4
24,724	5.37%, 09/15/2039	25,082
	Series 2007-C1, Class A4
56,860	5.42%, 02/15/2040	58,163
	Series 2007-C7, Class A3
14,730	5.87%, 09/15/2045(4)	15,459
	ML-CFC Commercial Mortgage Trust
	Series 2006-2, Class A4
14,247	5.88%, 06/12/2046(4)	14,251
	Series 2006-4, Class A3
20,396	5.17%, 12/12/2049	20,725
	Series 2007-5, Class A4
22,022	5.38%, 08/12/2048	22,543
	Series 2007-9, Class A4
38,884	5.70%, 09/12/2049	40,448
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2014-C15, Class A4
40,000	4.05%, 04/15/2047	42,142
	Series 2014-C16, Class A5
50,000	3.89%, 06/15/2047	52,032
	Series 2015-C22, Class A4
30,000	3.31%, 04/15/2048	29,549
	Series 2015-C27, Class A4
30,000	3.75%, 12/15/2047	30,517
	Morgan Stanley Capital I Trust
	Series 2006-IQ11, Class A4
5,679	5.78%, 10/15/2042(4)	5,672
	Series 2006-IQ12, Class A4
43,612	5.33%, 12/15/2043	44,386
	Series 2007-IQ14, Class A4
25,000	5.69%, 04/15/2049(4)	25,641
	Series 2007-IQ16, Class A4
21,250	5.81%, 12/12/2049	22,198
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28, Class A4
34,239	5.57%, 10/15/2048	34,724
	Series 2006-C29, Class A4
23,774	5.31%, 11/15/2048	24,099
	Series 2007-C30, Class A5
25,000	5.34%, 12/15/2043	25,570
	Series 2007-C31, Class A4
25,000	5.51%, 04/15/2047	25,695
	Series 2007-C32, Class A3
25,000	5.71%, 06/15/2049(4)	25,608
	Series 2007-C34, Class A3
24,192	5.68%, 05/15/2046	25,056
	WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3
40,000	2.88%, 12/15/2045	39,505

	Total Asset & Commercial Mortgage Backed Securities (cost $2,702,762)	2,609,517

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6%
	Advertising - 0.0%
	Omnicom Group, Inc.
$40,000	3.63%, 05/01/2022	$40,378

	Aerospace/Defense - 0.3%
	Boeing Co. (The)
200,000	4.88%, 02/15/2020	222,743
	General Dynamics Corp.
15,000	3.88%, 07/15/2021	15,924
	Lockheed Martin Corp.
140,000	4.25%, 11/15/2019	150,161
75,000	4.85%, 09/15/2041	77,222
	Northrop Grumman Corp.
40,000	4.75%, 06/01/2043	41,169
20,000	5.05%, 08/01/2019	21,690
	Raytheon Co.
95,000	3.13%, 10/15/2020	98,475
	United Technologies Corp.
65,000	4.50%, 04/15/2020	71,131
100,000	4.50%, 06/01/2042	100,704
115,000	6.13%, 02/01/2019	128,246

		927,465

	Agriculture - 0.2%
	Altria Group, Inc.
270,000	4.75%, 05/05/2021	292,956
	Archer-Daniels-Midland Co.
33,000	4.02%, 04/16/2043	31,687
	Philip Morris International, Inc.
105,000	4.50%, 03/26/2020	114,340
75,000	4.50%, 03/20/2042	74,431
	Reynolds American, Inc.
170,000	4.45%, 06/12/2025	177,791

		691,205

	Auto Manufacturers - 0.2%
	Daimler Finance North America LLC
18,000	8.50%, 01/18/2031	26,109
	Ford Motor Co.
130,000	7.45%, 07/16/2031	160,422
	General Motors Co.
100,000	3.50%, 10/02/2018	101,004
70,000	6.25%, 10/02/2043	73,957
	Toyota Motor Credit Corp. MTN
70,000	2.00%, 10/24/2018	70,396
140,000	3.40%, 09/15/2021	145,071

		576,959

	Auto Parts&Equipment - 0.0%
	Johnson Controls, Inc.
100,000	5.00%, 03/30/2020	106,982

	Beverages - 0.2%
	Anheuser-Busch InBev Worldwide, Inc.
95,000	3.75%, 07/15/2042	81,625
225,000	5.38%, 01/15/2020	248,975
	Coca-Cola Co. (The)
60,000	1.65%, 03/14/2018	60,416
100,000	3.15%, 11/15/2020	104,677
	Diageo Capital plc
50,000	3.88%, 04/29/2043	46,534
	PepsiCo, Inc.
60,000	3.13%, 11/01/2020	62,122
65,000	5.50%, 01/15/2040	76,205

		680,554

The accompanying Notes are an integral part of these financial statements.

12

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Biotechnology - 0.2%
	Amgen, Inc.
$105,000	3.88%, 11/15/2021	$109,397
25,000	4.40%, 05/01/2045	23,163
87,000	5.75%, 03/15/2040	94,118
	Celgene Corp.
160,000	3.25%, 08/15/2022	158,732
	Gilead Sciences, Inc.
230,000	3.70%, 04/01/2024	235,593
20,000	4.40%, 12/01/2021	21,602
15,000	4.80%, 04/01/2044	15,059

		657,664

	Chemicals - 0.2%
	CF Industries, Inc.
50,000	4.95%, 06/01/2043	42,514
	Dow Chemical Co. (The)
200,000	4.13%, 11/15/2021	209,678
25,000	4.38%, 11/15/2042	21,772
	Eastman Chemical Co.
90,000	3.80%, 03/15/2025	87,159
	Ecolab, Inc.
45,000	4.35%, 12/08/2021	48,050
	EI du Pont de Nemours & Co.
100,000	3.63%, 01/15/2021	103,069
20,000	5.60%, 12/15/2036	20,672
	LYB International Finance BV
50,000	4.00%, 07/15/2023	49,843
30,000	4.88%, 03/15/2044	27,396
	Monsanto Co.
75,000	4.40%, 07/15/2044	62,095
	Potash Corp. of Saskatchewan, Inc.
35,000	6.50%, 05/15/2019	39,595
	PPG Industries, Inc.
20,000	3.60%, 11/15/2020	20,540
	Praxair, Inc.
55,000	2.45%, 02/15/2022	53,731

		786,114

	Commercial Banks - 2.3%
	Bank of America Corp.
390,000	3.30%, 01/11/2023	383,887
445,000	5.00%, 05/13/2021	486,185
50,000	5.88%, 02/07/2042	58,354
	Bank of Montreal
150,000	1.45%, 04/09/2018	149,231
	Bank of New York Mellon Corp. (The)
150,000	3.55%, 09/23/2021	157,349
	Bank of Nova Scotia
95,000	4.38%, 01/13/2021	102,580
	Barclays PLC
270,000	2.88%, 06/08/2020	269,434
	BB&T Corp.
130,000	5.25%, 11/01/2019	142,115
	Capital One Financial Corp.
140,000	4.75%, 07/15/2021	151,642
	Citigroup, Inc.
420,000	2.65%, 10/26/2020	416,605
165,000	6.63%, 06/15/2032	194,722
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
195,000	4.50%, 01/11/2021	212,074
25,000	5.25%, 05/24/2041	28,509

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Commercial Banks - 2.3% - (continued)
	Credit Suisse
$350,000	5.30%, 08/13/2019	$386,498
	Deutsche Bank AG
70,000	3.70%, 05/30/2024	69,719
	Fifth Third Bancorp
100,000	3.50%, 03/15/2022	101,343
	Goldman Sachs Group, Inc. (The)
435,000	3.85%, 07/08/2024	443,900
139,000	6.25%, 02/01/2041	165,799
	HSBC Holdings plc
600,000	5.10%, 04/05/2021	667,055
	JPMorgan Chase & Co.
785,000	4.95%, 03/25/2020	851,196
90,000	5.50%, 10/15/2040	101,822
80,000	6.00%, 01/15/2018	86,405
155,000	6.30%, 04/23/2019	173,802
	Landwirtschaftliche Rentenbank
160,000	1.88%, 09/17/2018	161,281
	Morgan Stanley
65,000	4.30%, 01/27/2045	62,017
575,000	5.50%, 07/28/2021	644,214
	PNC Funding Corp.
70,000	3.30%, 03/08/2022	71,668
150,000	5.13%, 02/08/2020	164,956
	State Street Corp.
80,000	4.38%, 03/07/2021	86,790
	US Bancorp
180,000	4.13%, 05/24/2021	194,176
	Wells Fargo & Co.
200,000	3.50%, 03/08/2022	206,070
270,000	4.60%, 04/01/2021	294,336
130,000	5.61%, 01/15/2044	144,417

		7,830,151

	Commercial Services - 0.0%
	Princeton University
75,000	4.95%, 03/01/2019	82,154

	Diversified Financial Services - 0.5%
	American Express Co.
148,000	2.65%, 12/02/2022	143,378
	BlackRock, Inc.
105,000	5.00%, 12/10/2019	116,098
	Ford Motor Credit Co. LLC
270,000	6.63%, 08/15/2017	287,787
	GE Capital International Funding Co.
748,000	2.34%, 11/15/2020(5)	741,762
	General Electric Capital Corp.
35,000	5.88%, 01/14/2038	42,824
	HSBC Finance Corp.
80,000	6.68%, 01/15/2021	91,814
	National Rural Utilities Cooperative Finance Corp.
110,000	3.05%, 02/15/2022	111,068
30,000	5.45%, 04/10/2017	31,417

		1,566,148

	Electric - 0.7%
	Alabama Power Co.
40,000	6.00%, 03/01/2039	47,548
	Berkshire Hathaway Energy Co.
100,000	6.13%, 04/01/2036	116,614

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Electric - 0.7% - (continued)
	CenterPoint Energy Houston Electric LLC
$15,000	3.55%, 08/01/2042	$13,490
	CMS Energy Corp.
60,000	5.05%, 03/15/2022	65,253
	Consolidated Edison Co. of New York, Inc.
80,000	3.95%, 03/01/2043	73,891
40,000	6.65%, 04/01/2019	45,400
	Dominion Resources, Inc.
270,000	4.45%, 03/15/2021	285,712
	Series C
45,000	4.90%, 08/01/2041	44,035
	Duke Energy Carolinas LLC
25,000	4.00%, 09/30/2042	24,086
135,000	5.30%, 02/15/2040	154,901
	Exelon Generation Co. LLC
145,000	4.00%, 10/01/2020	149,438
85,000	6.25%, 10/01/2039	85,985
	Florida Power & Light Co.
85,000	5.69%, 03/01/2040	103,483
	Georgia Power Co.
100,000	2.85%, 05/15/2022	98,201
	Indiana Michigan Power Co.
25,000	6.05%, 03/15/2037	28,418
	Kentucky Utilities Co.
70,000	5.13%, 11/01/2040	78,317
	Nevada Power Co.,
	Series R
55,000	6.75%, 07/01/2037	69,767
	NiSource Finance Corp.
40,000	5.25%, 02/15/2043	42,496
	Northern States Power Co.
60,000	3.40%, 08/15/2042	52,962
	Ohio Power Co.,
	Series M
75,000	5.38%, 10/01/2021	83,482
	Oncor Electric Delivery Co. LLC
95,000	7.00%, 09/01/2022	114,071
	Pacific Gas & Electric Co.
135,000	6.05%, 03/01/2034	159,062
	Progress Energy, Inc.
130,000	4.40%, 01/15/2021	137,503
	PSEG Power LLC
25,000	5.13%, 04/15/2020	26,855
	Public Service Electric & Gas Co.
25,000	3.95%, 05/01/2042	24,133
	San Diego Gas & Electric Co.
32,000	4.50%, 08/15/2040	33,470
	South Carolina Electric & Gas Co.
40,000	6.05%, 01/15/2038	47,055
	Southern California Edison Co.
100,000	4.50%, 09/01/2040	104,300
	Xcel Energy, Inc.
65,000	4.70%, 05/15/2020	69,859

		2,379,787

	Electrical Components & Equipment - 0.0%
	Emerson Electric Co.
70,000	4.88%, 10/15/2019	76,829

	Electronics - 0.1%
	Honeywell International, Inc.
80,000	4.25%, 03/01/2021	87,484
20,000	5.70%, 03/15/2037	24,137

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Electronics - 0.1% - (continued)
	Koninklijke Philips N.V.
$18,000	6.88%, 03/11/2038	$20,869
	Thermo Fisher Scientific, Inc.
100,000	4.15%, 02/01/2024	103,868

		236,358

	Environmental Control - 0.1%
	Republic Services, Inc.
95,000	5.00%, 03/01/2020	103,166
	Waste Management, Inc.
105,000	4.75%, 06/30/2020	113,808

		216,974

	Food - 0.2%
	ConAgra Foods, Inc.
34,000	4.65%, 01/25/2043	30,329
34,000	7.00%, 04/15/2019	38,221
	General Mills, Inc.
80,000	5.65%, 02/15/2019	87,800
	Kellogg Co.
45,000	4.00%, 12/15/2020	47,312
	Kraft Foods Group, Inc.
75,000	5.00%, 06/04/2042	75,517
183,000	5.38%, 02/10/2020	200,374
	Kroger Co. (The)
70,000	6.80%, 12/15/2018	78,582
40,000	7.50%, 04/01/2031	50,949
	Mondelez International, Inc.
80,000	4.00%, 02/01/2024	82,464
	Tyson Foods, Inc.
50,000	3.95%, 08/15/2024	51,335
	Unilever Capital Corp.
50,000	5.90%, 11/15/2032	63,470

		806,353

	Forest Products&Paper - 0.0%
	Georgia-Pacific LLC
40,000	7.75%, 11/15/2029	51,844
	International Paper Co.
100,000	3.80%, 01/15/2026	98,524

		150,368

	Gas - 0.0%
	Atmos Energy Corp.
8,000	5.50%, 06/15/2041	9,167
	Sempra Energy
65,000	6.00%, 10/15/2039	72,883

		82,050

	Healthcare-Products - 0.2%
	Baxter International, Inc.
30,000	4.50%, 08/15/2019	31,793
	Becton Dickinson and Co.
75,000	4.69%, 12/15/2044	75,668
	Boston Scientific Corp.
70,000	6.00%, 01/15/2020	77,729
	Covidien International Finance S.A.
45,000	3.20%, 06/15/2022	45,109
25,000	6.00%, 10/15/2017	26,929
	Medtronic, Inc.
305,000	3.50%, 03/15/2025	307,492
15,000	4.00%, 04/01/2043	13,920

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Healthcare-Products - 0.2% - (continued)
	Zimmer Biomet Holdings, Inc.
$130,000	3.55%, 04/01/2025	$126,324

		704,964

	Healthcare-Services - 0.2%
	Aetna, Inc.
165,000	3.95%, 09/01/2020	173,743
	Anthem, Inc.
90,000	4.65%, 01/15/2043	85,641
	Cigna Corp.
50,000	4.00%, 02/15/2022	51,679
10,000	5.38%, 02/15/2042	10,963
	Quest Diagnostics, Inc.
40,000	4.70%, 04/01/2021	42,359
	UnitedHealth Group, Inc.
125,000	6.88%, 02/15/2038	163,486

		527,871

	Household Products - 0.1%
	Colgate-Palmolive Co.
90,000	2.30%, 05/03/2022	89,226
	Procter & Gamble Co. (The)
115,000	4.70%, 02/15/2019	125,304
20,000	5.55%, 03/05/2037	24,305

		238,835

	Household Products/Wares - 0.0%
	Kimberly-Clark Corp.
12,000	5.30%, 03/01/2041	13,485
90,000	6.13%, 08/01/2017	96,695

		110,180

	Insurance - 0.5%
	ACE INA Holdings, Inc.
115,000	2.70%, 03/13/2023	112,336
75,000	2.88%, 11/03/2022	74,431
	Allstate Corp. (The)
45,000	5.55%, 05/09/2035	52,054
	American International Group, Inc.
90,000	4.50%, 07/16/2044	83,228
	Aon Corp.
20,000	5.00%, 09/30/2020	21,859
	Berkshire Hathaway Finance Corp.
225,000	5.40%, 05/15/2018	244,218
	Berkshire Hathaway, Inc.
75,000	4.50%, 02/11/2043	75,520
	Chubb Corp. (The)
90,000	5.75%, 05/15/2018	97,959
	Lincoln National Corp.
60,000	4.00%, 09/01/2023	61,434
	Marsh & McLennan Cos., Inc.
35,000	4.80%, 07/15/2021	38,098
	MetLife, Inc.
90,000	5.70%, 06/15/2035	104,020
120,000	7.72%, 02/15/2019	139,417
	Principal Financial Group, Inc.
70,000	3.30%, 09/15/2022	69,829
	Prudential Financial, Inc.
205,000	5.38%, 06/21/2020	227,913
45,000	5.80%, 11/16/2041	51,048

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Insurance - 0.5% - (continued)
	Travelers Cos., Inc. (The)
$140,000	3.90%, 11/01/2020	$148,728
30,000	4.60%, 08/01/2043	31,525

		1,633,617

	Iron/Steel - 0.0%
	Vale Overseas Ltd.
90,000	6.88%, 11/10/2039	62,542

	IT Services - 0.2%
	Apple, Inc.
360,000	2.40%, 05/03/2023	350,772
45,000	3.45%, 02/09/2045	38,743
	EMC Corp.
30,000	2.65%, 06/01/2020	26,646
	Hewlett Packard Enterprise Co.
170,000	4.40%, 10/15/2022(5)	169,349
	HP, Inc.
45,000	4.30%, 06/01/2021	44,563
	International Business Machines Corp.
105,000	5.60%, 11/30/2039	122,318
100,000	5.70%, 09/14/2017	107,258

		859,649

	Machinery-Construction & Mining - 0.1%
	Caterpillar, Inc.
20,000	3.80%, 08/15/2042	17,901
185,000	3.90%, 05/27/2021	196,411

		214,312

	Machinery-Diversified - 0.1%
	Deere & Co.
30,000	3.90%, 06/09/2042	28,680
	John Deere Capital Corp.
165,000	2.80%, 09/18/2017	168,653

		197,333

	Media - 0.5%
	21st Century Fox America, Inc.
131,000	6.40%, 12/15/2035	150,889
	CBS Corp.
90,000	3.70%, 08/15/2024	87,526
	Comcast Corp.
90,000	4.65%, 07/15/2042	91,584
305,000	5.15%, 03/01/2020	340,785
55,000	7.05%, 03/15/2033	70,961
	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
55,000	5.00%, 03/01/2021	59,313
50,000	5.15%, 03/15/2042	46,617
	Discovery Communications LLC
30,000	4.88%, 04/01/2043	24,693
20,000	5.05%, 06/01/2020	21,264
	NBCUniversal Media LLC
125,000	4.38%, 04/01/2021	135,779
	Time Warner Cable, Inc.
245,000	4.00%, 09/01/2021	247,384
65,000	6.75%, 07/01/2018	70,918
	Time Warner, Inc.
60,000	4.88%, 03/15/2020	64,871
160,000	6.50%, 11/15/2036	180,697

The accompanying Notes are an integral part of these financial statements.

15

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Media - 0.5% - (continued)
	Viacom, Inc.
$118,000	4.38%, 03/15/2043	$86,438
	Walt Disney Co. (The)
35,000	4.13%, 12/01/2041	35,034

		1,714,753

	Mining - 0.1%
	Barrick Gold Corp.
25,000	5.25%, 04/01/2042	16,837
48,000	6.95%, 04/01/2019	49,109
	BHP Billiton Finance USA Ltd.
80,000	3.85%, 09/30/2023	75,745
15,000	4.13%, 02/24/2042	11,840
	Freeport-McMoRan, Inc.
170,000	3.88%, 03/15/2023	96,900
	Newmont Mining Corp.
38,000	6.25%, 10/01/2039	30,357
	Rio Tinto Finance USA Ltd.
145,000	3.75%, 09/20/2021	140,945
25,000	5.20%, 11/02/2040	22,941
	Southern Copper Corp.
55,000	6.75%, 04/16/2040	47,044

		491,718

	Miscellaneous Manufacturer - 0.1%
	3M Co.
25,000	5.70%, 03/15/2037	30,854
	Eaton Corp.
115,000	2.75%, 11/02/2022	111,279
	General Electric Co.
67,000	4.13%, 10/09/2042	65,445
120,000	5.25%, 12/06/2017	128,122
	Illinois Tool Works, Inc.
35,000	3.90%, 09/01/2042	33,182

		368,882

	Multi-National - 0.5%
	Asian Development Bank
100,000	1.75%, 09/11/2018	100,796
90,000	2.00%, 01/22/2025	86,946
	European Investment Bank
790,000	2.88%, 09/15/2020	821,581
	Inter-American Development Bank
410,000	3.88%, 02/14/2020	444,448
	International Bank for Reconstruction & Development
337,000	7.63%, 01/19/2023	452,103

		1,905,874

	Office/Business Equipment - 0.0%
	Xerox Corp.
20,000	6.35%, 05/15/2018	21,382

	Oil&Gas - 0.8%
	Anadarko Petroleum Corp.
65,000	6.20%, 03/15/2040	59,803
	Apache Corp.
50,000	5.10%, 09/01/2040	42,741
	BP Capital Markets plc
190,000	3.25%, 05/06/2022	187,632
	Canadian Natural Resources Ltd.
60,000	5.70%, 05/15/2017	61,282
40,000	6.50%, 02/15/2037	37,264

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Oil&Gas - 0.8% - (continued)
	Cenovus Energy, Inc.
$15,000	4.45%, 09/15/2042	$10,936
25,000	5.70%, 10/15/2019	26,200
	Chevron Corp.
35,000	2.36%, 12/05/2022	33,421
150,000	2.43%, 06/24/2020	150,151
	ConocoPhillips
108,000	6.50%, 02/01/2039	113,811
	Continental Resources, Inc.
50,000	5.00%, 09/15/2022	36,875
	Devon Financing Corp. LLC
65,000	7.88%, 09/30/2031	66,668
	Encana Corp.
50,000	6.50%, 02/01/2038	40,010
	Ensco plc
50,000	4.70%, 03/15/2021	40,259
	Exxon Mobil Corp.
40,000	3.57%, 03/06/2045	37,594
	Hess Corp.
53,000	5.60%, 02/15/2041	44,675
	Kerr-McGee Corp.
60,000	6.95%, 07/01/2024	64,458
	Marathon Oil Corp.
15,000	6.60%, 10/01/2037	12,869
	Marathon Petroleum Corp.
35,000	5.00%, 09/15/2054	28,033
15,000	5.13%, 03/01/2021	15,744
	Nexen Energy ULC
50,000	7.50%, 07/30/2039	64,461
	Noble Energy, Inc.
60,000	6.00%, 03/01/2041	51,731
	Noble Holding International Ltd.
45,000	3.95%, 03/15/2022	29,762
	Occidental Petroleum Corp.
40,000	4.10%, 02/01/2021	41,966
	Petroleos Mexicanos
185,000	5.75%, 03/01/2018	192,585
195,000	6.50%, 06/02/2041	168,577
	Phillips 66
35,000	4.30%, 04/01/2022	36,008
45,000	4.88%, 11/15/2044	40,147
	Shell International Finance BV
85,000	3.63%, 08/21/2042	70,923
170,000	4.30%, 09/22/2019	181,186
	Statoil ASA
35,000	5.10%, 08/17/2040	36,936
255,000	5.25%, 04/15/2019	278,197
	Suncor Energy, Inc.
60,000	6.50%, 06/15/2038	64,199
	Talisman Energy, Inc.
25,000	7.75%, 06/01/2019	26,940
	Total Capital International S.A.
145,000	1.50%, 02/17/2017	145,259
	Total Capital S.A.
95,000	4.25%, 12/15/2021	101,426
	Valero Energy Corp.
140,000	6.13%, 02/01/2020	154,391

		2,795,120

	Oil&Gas Services - 0.0%
	Baker Hughes, Inc.
46,000	5.13%, 09/15/2040	45,501

The accompanying Notes are an integral part of these financial statements.

16

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Oil&Gas Services - 0.0% - (continued)
	National Oilwell Varco, Inc.
$50,000	2.60%, 12/01/2022	$43,708
15,000	3.95%, 12/01/2042	11,426

		100,635

	Pharmaceuticals - 0.6%
	Abbott Laboratories
70,000	2.95%, 03/15/2025	69,122
	AbbVie, Inc.
360,000	2.90%, 11/06/2022	348,278
	Actavis Funding SCS
125,000	3.85%, 06/15/2024	125,223
100,000	4.75%, 03/15/2045	97,505
	AstraZeneca plc
70,000	3.38%, 11/16/2025	69,493
60,000	5.90%, 09/15/2017	64,262
35,000	6.45%, 09/15/2037	44,261
	Bristol-Myers Squibb Co.
25,000	3.25%, 08/01/2042	21,648
	Express Scripts Holding Co.
125,000	4.75%, 11/15/2021	134,033
	GlaxoSmithKline Capital, Inc.
40,000	2.80%, 03/18/2023	39,884
47,000	6.38%, 05/15/2038	60,019
	Johnson & Johnson
75,000	5.95%, 08/15/2037	96,868
	McKesson Corp.
70,000	3.80%, 03/15/2024	70,366
50,000	4.75%, 03/01/2021	54,008
	Merck & Co., Inc.
100,000	3.60%, 09/15/2042	91,079
	Novartis Capital Corp.
145,000	2.40%, 09/21/2022	142,759
	Pfizer, Inc.
240,000	6.20%, 03/15/2019	269,999
	Sanofi
20,000	4.00%, 03/29/2021	21,403
	Teva Pharmaceutical Finance IV BV
28,000	3.65%, 11/10/2021	28,395
	Wyeth LLC
55,000	5.95%, 04/01/2037	65,397

		1,914,002

	Pipelines - 0.3%
	Energy Transfer Partners L.P.
135,000	6.50%, 02/01/2042	109,795
64,000	9.00%, 04/15/2019	70,416
	Enterprise Products Operating LLC
100,000	4.45%, 02/15/2043	76,289
20,000	4.85%, 03/15/2044	16,193
140,000	5.20%, 09/01/2020	146,833
	Kinder Morgan Energy Partners L.P.
35,000	4.70%, 11/01/2042	24,628
177,000	6.38%, 03/01/2041	147,726
	ONEOK Partners L.P.
65,000	6.65%, 10/01/2036	53,731
	Plains All American Pipeline L.P. / PAA Finance Corp.
65,000	6.65%, 01/15/2037	57,419
	Southern Natural Gas Co. LLC
60,000	5.90%, 04/01/2017(5)	61,011

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Pipelines - 0.3% - (continued)
	TransCanada PipeLines Ltd.
$125,000	3.75%, 10/16/2023	$123,015
55,000	3.80%, 10/01/2020	56,099
	Transcontinental Gas Pipe Line Co. LLC
20,000	4.45%, 08/01/2042	13,384
	Williams Partners L.P.
125,000	4.13%, 11/15/2020	111,598
40,000	6.30%, 04/15/2040	30,694

		1,098,831

	Real Estate Investment Trusts - 0.2%
	Boston Properties L.P.
100,000	5.88%, 10/15/2019	111,004
	ERP Operating L.P.
70,000	5.75%, 06/15/2017	73,968
	HCP, Inc.
160,000	6.70%, 01/30/2018	173,979
	Simon Property Group L.P.
220,000	5.65%, 02/01/2020	246,559
	Welltower, Inc.
40,000	3.75%, 03/15/2023	39,279
55,000	5.25%, 01/15/2022	59,489
	Weyerhaeuser Co.
40,000	7.38%, 03/15/2032	47,599

		751,877

	Retail - 0.5%
	CVS Health Corp.
350,000	4.00%, 12/05/2023	363,727
	Home Depot, Inc. (The)
160,000	2.70%, 04/01/2023	158,784
60,000	5.88%, 12/16/2036	73,130
	Lowe’s Cos., Inc.
70,000	6.65%, 09/15/2037	90,789
	Macy’s Retail Holdings, Inc.
120,000	3.88%, 01/15/2022	118,163
	McDonald’s Corp.
49,000	3.70%, 02/15/2042	40,988
80,000	5.35%, 03/01/2018	85,661
	Target Corp.
270,000	2.30%, 06/26/2019	273,130
	Wal-Mart Stores, Inc.
50,000	3.25%, 10/25/2020	52,693
50,000	4.25%, 04/15/2021	55,049
171,000	5.63%, 04/15/2041	203,415
	Walgreen Co.
30,000	3.10%, 09/15/2022	29,053
	Walgreens Boots Alliance, Inc.
40,000	4.80%, 11/18/2044	36,183

		1,580,765

	Semiconductors - 0.1%
	Intel Corp.
160,000	2.70%, 12/15/2022	158,293
100,000	3.30%, 10/01/2021	103,582
	QUALCOMM, Inc.
85,000	3.45%, 05/20/2025	81,529
	Texas Instruments, Inc.
80,000	1.65%, 08/03/2019	79,191

		422,595

The accompanying Notes are an integral part of these financial statements.

17

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Software - 0.2%
	Microsoft Corp.
$115,000	3.13%, 11/03/2025	$115,610
70,000	4.00%, 02/12/2055	62,879
85,000	5.20%, 06/01/2039	96,105
	Oracle Corp.
55,000	4.13%, 05/15/2045	52,150
110,000	5.38%, 07/15/2040	122,369
305,000	5.75%, 04/15/2018	332,795

		781,908

	Telecommunications - 0.8%
	America Movil S.A.B. de C.V.
50,000	6.13%, 11/15/2037	54,120
	AT&T Mobility LLC
25,000	7.13%, 12/15/2031	30,343
	AT&T, Inc.
310,000	2.63%, 12/01/2022	293,909
45,000	4.75%, 05/15/2046	41,202
138,000	5.35%, 09/01/2040	136,305
120,000	5.80%, 02/15/2019	132,390
	British Telecommunications plc
43,000	9.63%, 12/15/2030	62,744
	Cisco Systems, Inc.
320,000	4.45%, 01/15/2020	348,179
	Deutsche Telekom International Finance BV
37,000	8.75%, 06/15/2030	51,298
	Orange S.A.
80,000	5.38%, 07/08/2019	88,156
25,000	5.38%, 01/13/2042	25,836
	Qwest Corp.
51,000	6.88%, 09/15/2033	48,939
	Rogers Communications, Inc.
30,000	4.50%, 03/15/2043	27,906
50,000	6.80%, 08/15/2018	55,806
	Telefonica Emisiones SAU
100,000	5.46%, 02/16/2021	111,761
	Verizon Communications, Inc.
140,000	2.63%, 02/21/2020	140,487
131,000	4.67%, 03/15/2055	113,734
161,000	5.01%, 08/21/2054	147,410
350,000	5.15%, 09/15/2023	384,764
70,000	6.35%, 04/01/2019	78,752
14,000	6.55%, 09/15/2043	16,621
	Vodafone Group plc
195,000	5.45%, 06/10/2019	213,721
20,000	6.15%, 02/27/2037	19,736

		2,624,119

	Transportation - 0.3%
	Burlington Northern Santa Fe LLC
47,000	4.38%, 09/01/2042	44,438
45,000	4.45%, 03/15/2043	42,787
170,000	4.70%, 10/01/2019	183,852
	Canadian National Railway Co.
40,000	2.85%, 12/15/2021	40,144
	Canadian Pacific Railway Co.
60,000	4.45%, 03/15/2023	63,657
8,000	7.13%, 10/15/2031	9,906
	CSX Corp.
85,000	3.70%, 10/30/2020	88,691
105,000	4.25%, 06/01/2021	111,042

Shares or Principal Amount		Market Value(1)
CORPORATE BONDS - 11.6% - (continued)
	Transportation - 0.3% - (continued)
	FedEx Corp.
$70,000	4.10%, 02/01/2045	$62,376
	Norfolk Southern Corp.
50,000	4.84%, 10/01/2041	48,569
	Union Pacific Corp.
60,000	4.00%, 02/01/2021	64,120
34,000	4.82%, 02/01/2044	36,968
	United Parcel Service, Inc.
110,000	3.13%, 01/15/2021	114,358

		910,908

	Total Corporate Bonds (cost $40,862,139)	39,927,165

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
	Canada - 0.3%
	Canada Government International Bond
135,000	0.88%, 02/14/2017	134,892
	Hydro-Quebec
150,000	1.38%, 06/19/2017	150,306
70,000	8.40%, 01/15/2022	90,417
	Province of British Columbia
105,000	2.65%, 09/22/2021	107,108
	Province of Manitoba
85,000	2.10%, 09/06/2022	82,380
	Province of Nova Scotia
35,000	5.13%, 01/26/2017	36,422
	Province of Ontario
130,000	2.45%, 06/29/2022	128,788
165,000	4.40%, 04/14/2020	180,334
	Province of Quebec
50,000	7.50%, 09/15/2029	71,912

		982,559

	Colombia - 0.1%
	Colombia Government International Bond
221,000	8.13%, 05/21/2024	264,979

	Germany - 0.3%
	KFW
165,000	1.25%, 02/15/2017	165,249
265,000	2.63%, 01/25/2022	271,893
561,000	4.00%, 01/27/2020	607,419

		1,044,561

	Italy - 0.0%
	Italy Government International Bond
45,000	5.38%, 06/15/2033	51,363

	Mexico - 0.1%
	Mexico Government International Bond
200,000	3.60%, 01/30/2025	194,900
34,000	5.13%, 01/15/2020	37,060
162,000	6.05%, 01/11/2040	177,390

		409,350

	Panama - 0.0%
	Panama Government International Bond
50,000	6.70%, 01/26/2036	59,375

The accompanying Notes are an integral part of these financial statements.

18

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
FOREIGN GOVERNMENT OBLIGATIONS - 1.1% - (continued)
	Peru - 0.0%
	Peruvian Government International Bond
$75,000	5.63%, 11/18/2050	$76,500

	Philippines - 0.1%
	Philippine Government International Bond
120,000	4.00%, 01/15/2021	129,854
100,000	6.38%, 10/23/2034	130,377

		260,231

	Poland - 0.0%
	Poland Government International Bond
140,000	5.00%, 03/23/2022	155,225

	South Africa - 0.1%
	South Africa Government International Bond
200,000	6.88%, 05/27/2019	213,712

	Turkey - 0.1%
	Turkey Government International Bond
110,000	6.75%, 05/30/2040	122,263
150,000	7.38%, 02/05/2025	175,140

		297,403

	Total Foreign Government Obligations (cost $3,867,188)	3,815,258

MUNICIPAL BONDS - 0.3%
	Airport Revenues - 0.0%
	Cnty. of Clark Department of Aviation
5,000	6.82%, 07/01/2045	6,965

	General Obligations - 0.2%
	California State GO,
55,000	7.55%, 04/01/2039	79,888
105,000	7.60%, 11/01/2040	155,846
	Connecticut State, GO
45,000	5.85%, 03/15/2032	53,043
	llinois State, GO
195,000	5.10%, 06/01/2033	184,402
	Massachusetts State, GO
15,000	5.46%, 12/01/2039	18,122
	Mississippi State, GO
25,000	5.25%, 11/01/2034	28,367
	New York, NY, GO
15,000	5.85%, 06/01/2040	18,625
	Texas State, GO
30,000	5.52%, 04/01/2039	37,518

		575,811

	Higher Education (Universities, Dorms, etc.) - 0.0%
	University of California Build America Bonds Rev.,
50,000	5.77%, 05/15/2043	61,267
	University of Texas System
25,000	4.79%, 08/15/2046	28,505

		89,772

	Miscellaneous - 0.0%
	New Jersey State Economic Development Authority Lease Rev.
15,000	7.43%, 02/15/2029	17,126

Shares or Principal Amount		Market Value(1)
MUNICIPAL BONDS - 0.3% - (continued)
	Tax Allocation - 0.0%
	New York State Dormitory Authority
$20,000	5.60%, 03/15/2040	$24,144

	Transportation - 0.1%
	Bay Area Toll Authority
30,000	6.26%, 04/01/2049	40,431
	Metropolitan Transportation Authority
20,000	5.87%, 11/15/2039	23,944
25,000	6.55%, 11/15/2031	30,760
15,000	6.65%, 11/15/2039	19,513
	New Jersey State Turnpike Authority
45,000	7.10%, 01/01/2041	61,851
15,000	7.41%, 01/01/2040	21,304
	Port Authority of New York & New Jersey
50,000	4.93%, 10/01/2051	53,756

		251,559

	Utilities - Electric - 0.0%
	American Municipal Power Inc.
45,000	6.05%, 02/15/2043	52,572
	Municipal Electric Authority of Georgia
40,000	6.64%, 04/01/2057	48,004

		100,576

	Utilities - Water and Sewer - 0.0%
	New York City Water & Sewer System
45,000	5.88%, 06/15/2044	58,433

	Total Municipal Bonds (cost $1,091,709)	1,124,386

U.S. GOVERNMENT AGENCIES - 13.5%
	FHLMC - 3.9%
92,205	2.50%, 07/01/2027	93,749
62,989	2.50%, 09/01/2027	64,043
100,120	2.50%, 10/01/2027	101,796
234,092	2.50%, 04/01/2028	238,018
275,894	2.50%, 06/01/2028	280,518
78,128	2.50%, 01/01/2029	79,173
127,584	2.50%, 12/01/2042	122,953
15,000	2.67%, 12/25/2024	14,644
15,000	2.79%, 01/25/2022	15,206
15,000	2.81%, 01/25/2025	14,769
29,007	3.00%, 12/01/2025	29,923
203,593	3.00%, 11/01/2026	210,185
22,245	3.00%, 03/01/2027	22,966
74,390	3.00%, 04/01/2027	76,801
106,995	3.00%, 09/01/2027	110,468
428,512	3.00%, 10/01/2028	442,036
77,596	3.00%, 10/01/2042	77,649
186,442	3.00%, 10/01/2042	186,568
119,141	3.00%, 11/01/2042	119,222
122,298	3.00%, 12/01/2042	122,372
56,071	3.00%, 01/01/2043	56,109
168,639	3.00%, 01/01/2043	168,753
62,223	3.00%, 02/01/2043	62,265
264,794	3.00%, 02/01/2043	264,973
150,676	3.00%, 02/01/2043	150,729
207,549	3.00%, 03/01/2043	207,675
185,673	3.00%, 04/01/2043	185,786

The accompanying Notes are an integral part of these financial statements.

19

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 13.5% - (continued)
	FHLMC - 3.9% - (continued)
$32,295	3.00%, 05/01/2043	$32,313
85,774	3.00%, 05/01/2043	85,821
90,201	3.00%, 05/01/2043	90,251
893,390	3.00%, 08/01/2045	892,643
10,000	3.01%, 07/25/2025	9,969
15,000	3.02%, 01/25/2025	15,014
15,000	3.06%, 12/25/2024	15,083
15,000	3.33%, 05/25/2025	15,363
15,000	3.33%, 08/25/2025(4)	15,347
72,241	3.50%, 04/01/2026	75,727
78,142	3.50%, 08/01/2026	81,917
275,738	3.50%, 10/01/2026	289,037
120,411	3.50%, 10/01/2026	126,225
358,799	3.50%, 07/01/2029	375,449
30,765	3.50%, 10/01/2040	31,726
41,417	3.50%, 10/01/2041	42,712
140,668	3.50%, 11/01/2041	144,978
90,401	3.50%, 02/01/2042	93,222
32,323	3.50%, 03/01/2042	33,317
80,472	3.50%, 04/01/2042	82,990
90,951	3.50%, 04/01/2042	93,746
152,681	3.50%, 09/01/2042	157,362
77,612	3.50%, 09/01/2042	79,992
225,812	3.50%, 11/01/2042	232,875
93,972	3.50%, 01/01/2043	96,842
265,434	3.50%, 12/01/2043	273,457
617,825	3.50%, 09/01/2044	636,499
680,000	3.75%, 03/27/2019	728,049
36,231	4.00%, 06/01/2024	37,967
76,135	4.00%, 07/01/2026	79,850
71,405	4.00%, 10/01/2040	75,664
124,718	4.00%, 10/01/2040	132,142
77,799	4.00%, 10/01/2040	82,446
15,066	4.00%, 12/01/2040	15,966
81,588	4.00%, 12/01/2040	86,446
19,619	4.00%, 02/01/2041	20,792
128,923	4.00%, 02/01/2041	136,619
17,956	4.00%, 04/01/2041	19,030
122,661	4.00%, 01/01/2042	129,900
198,960	4.00%, 02/01/2042	210,674
357,629	4.00%, 11/01/2043	379,354
380,063	4.00%, 05/01/2044	401,962
232,277	4.00%, 07/01/2044	245,580
7,175	4.50%, 05/01/2018	7,407
20,704	4.50%, 11/01/2024	21,600
58,328	4.50%, 09/01/2031	63,365
159,170	4.50%, 10/01/2039	172,009
144,116	4.50%, 12/01/2039	155,443
29,510	4.50%, 05/01/2040	31,832
73,243	4.50%, 10/01/2040	79,175
26,160	4.50%, 04/01/2041	28,225
58,943	4.50%, 05/01/2041	63,708
174,090	4.50%, 05/01/2041	188,207
141,984	4.50%, 06/01/2041	153,407
136,073	4.50%, 08/01/2041	146,777
167,451	4.50%, 09/01/2041	180,683
55,221	5.00%, 05/01/2023	59,465
80,482	5.00%, 03/01/2027	87,800
67,522	5.00%, 11/01/2033	74,581
41,669	5.00%, 02/01/2038	45,471
8,430	5.00%, 04/01/2039	9,206

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 13.5% - (continued)
	FHLMC - 3.9% - (continued)
$545,549	5.00%, 08/01/2041	$607,152
174,785	5.00%, 08/01/2041	191,083
258,015	5.50%, 05/01/2036	286,462
19,922	5.50%, 05/01/2038	22,051
56,307	5.50%, 05/01/2038	62,649
64,321	5.50%, 08/01/2038	71,538
32,184	6.00%, 06/01/2036	36,539
25,087	6.00%, 04/01/2037	28,423
21,607	6.00%, 10/01/2037	24,370
150,000	6.25%, 07/15/2032	208,537

		13,528,832

	FNMA - 6.1%
690,000	0.88%, 08/28/2017	687,649
830,000	1.25%, 01/30/2017	833,112
219,851	2.50%, 03/01/2027	223,315
99,553	2.50%, 07/01/2027	101,155
218,903	2.50%, 12/01/2027	222,437
121,378	2.50%, 02/01/2028	122,987
329,089	2.50%, 04/01/2028	334,088
313,485	2.50%, 07/01/2028	317,632
143,154	2.50%, 01/01/2043	138,337
15,000	2.53%, 09/25/2024	14,539
15,000	2.59%, 12/25/2024	14,880
10,000	2.71%, 06/25/2025(4)	9,849
10,000	2.72%, 10/25/2024	9,815
10,000	2.90%, 01/25/2025(4)	9,994
57,235	3.00%, 12/01/2025	59,011
61,717	3.00%, 12/01/2026	63,746
92,527	3.00%, 03/01/2027	95,825
123,485	3.00%, 04/01/2027	127,895
317,664	3.00%, 07/01/2027	329,002
73,881	3.00%, 08/01/2027	76,298
226,378	3.00%, 02/01/2030	233,455
44,509	3.00%, 04/01/2042	44,709
46,129	3.00%, 09/01/2042	46,213
92,220	3.00%, 11/01/2042	92,484
144,089	3.00%, 11/01/2042	144,553
194,421	3.00%, 12/01/2042	195,657
228,783	3.00%, 01/01/2043	229,288
128,588	3.00%, 02/01/2043	129,283
312,846	3.00%, 02/01/2043	313,548
181,243	3.00%, 04/01/2043	182,393
382,676	3.00%, 04/01/2043	385,821
110,157	3.00%, 04/01/2043	110,409
77,206	3.00%, 07/01/2043	77,365
132,455	3.00%, 10/01/2043	132,721
209,065	3.00%, 11/01/2043	209,247
12,843	3.50%, 09/01/2025	13,472
115,768	3.50%, 10/01/2028	121,863
211,326	3.50%, 07/01/2029	221,400
310,788	3.50%, 01/01/2041	321,410
63,956	3.50%, 02/01/2041	66,138
71,191	3.50%, 04/01/2041	73,623
74,800	3.50%, 11/01/2041	77,473
105,951	3.50%, 01/01/2042	109,579
44,756	3.50%, 03/01/2042	46,297
101,977	3.50%, 05/01/2042	105,451
120,222	3.50%, 06/01/2042	124,399
116,262	3.50%, 07/01/2042	120,195
306,929	3.50%, 07/01/2042	317,316

The accompanying Notes are an integral part of these financial statements.

20

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 13.5% - (continued)
	FNMA - 6.1% - (continued)
$117,774	3.50%, 08/01/2042	$121,740
98,818	3.50%, 08/01/2042	102,157
79,269	3.50%, 08/01/2042	81,951
413,740	3.50%, 09/01/2042	427,735
92,178	3.50%, 09/01/2042	95,243
126,682	3.50%, 09/01/2042	130,948
82,275	3.50%, 01/01/2043	84,948
239,929	3.50%, 05/01/2043	247,989
119,968	3.50%, 08/01/2043	124,273
124,166	3.50%, 08/01/2043	128,368
174,397	3.50%, 08/01/2043	180,503
123,875	3.50%, 08/01/2044	127,899
41,877	3.50%, 10/01/2044	43,237
113,255	3.50%, 01/01/2045	116,934
150,893	3.50%, 02/01/2045	155,795
90,319	3.50%, 03/01/2045	93,253
2,086,782	3.50%, 11/01/2045	2,156,491
237,104	4.00%, 05/01/2020	247,199
41,468	4.00%, 04/01/2025	43,976
60,683	4.00%, 09/01/2025	64,361
101,104	4.00%, 08/01/2026	107,337
163,037	4.00%, 08/01/2040	172,914
27,967	4.00%, 08/01/2040	29,654
251,476	4.00%, 09/01/2040	267,195
11,468	4.00%, 10/01/2040	12,167
500,689	4.00%, 12/01/2040	531,133
177,881	4.00%, 02/01/2041	188,688
37,514	4.00%, 04/01/2041	39,710
27,692	4.00%, 07/01/2041	29,377
61,110	4.00%, 09/01/2041	64,837
482,747	4.00%, 12/01/2041	513,082
146,438	4.00%, 01/01/2042	155,312
598,595	4.00%, 11/01/2043	636,005
38,794	4.00%, 01/01/2044	41,123
351,036	4.00%, 01/01/2044	372,877
40,842	4.00%, 05/01/2044	43,307
216,138	4.00%, 12/01/2044	228,830
29,424	4.50%, 05/01/2025	31,715
82,221	4.50%, 04/01/2026	88,566
15,091	4.50%, 04/01/2029	16,299
115,590	4.50%, 06/01/2030	125,547
23,158	4.50%, 08/01/2038	25,062
70,796	4.50%, 01/01/2039	76,462
52,899	4.50%, 02/01/2039	57,231
150,406	4.50%, 04/01/2039	162,666
57,182	4.50%, 11/01/2039	61,758
81,010	4.50%, 02/01/2040	87,617
176,910	4.50%, 09/01/2040	191,449
175,696	4.50%, 10/01/2040	189,989
82,072	4.50%, 04/01/2041	88,640
30,647	4.50%, 04/01/2041	33,171
139,872	4.50%, 04/01/2041	151,351
144,135	4.50%, 07/01/2041	155,978
273,076	4.50%, 01/01/2044	294,930
80,897	5.00%, 02/01/2022	84,523
48,545	5.00%, 05/01/2028	53,393
296,391	5.00%, 05/01/2035	327,153
249,064	5.00%, 08/01/2035	274,858
125,114	5.00%, 03/01/2037	137,608
2,074	5.00%, 05/01/2037	2,281
42,559	5.00%, 02/01/2039	46,808

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 13.5% - (continued)
	FNMA - 6.1% - (continued)
$90,367	5.00%, 04/01/2039	$99,391
41,179	5.00%, 01/01/2040	45,402
443,762	5.00%, 01/01/2041	490,008
341,321	5.50%, 10/01/2035	384,299
37,344	5.50%, 05/01/2037	41,634
11,267	5.50%, 01/01/2038	12,544
24,936	5.50%, 02/01/2038	27,898
148,443	5.50%, 02/01/2038	166,434
66,670	5.50%, 06/01/2038	74,256
29,363	5.50%, 07/01/2038	32,747
29,488	5.50%, 08/01/2038	32,832
62,829	5.50%, 09/01/2038	70,244
27,795	5.50%, 05/01/2040	31,033
130,000	5.63%, 07/15/2037	172,509
50,954	6.00%, 04/01/2036	57,741
65,644	6.00%, 07/01/2037	74,252
103,969	6.00%, 07/01/2037	117,660
45,936	6.50%, 06/01/2039	52,497
53,000	6.63%, 11/15/2030	75,055

		21,069,367

	GNMA - 3.5%
32,925	2.50%, 10/15/2027	33,567
87,658	2.50%, 01/15/2043	85,245
65,148	3.00%, 04/15/2027	67,581
130,561	3.00%, 03/20/2028	135,900
54,029	3.00%, 06/20/2042	54,973
234,089	3.00%, 08/20/2042	238,183
235,960	3.00%, 09/20/2042	240,086
139,912	3.00%, 11/15/2042	142,336
179,700	3.00%, 12/20/2042	182,842
89,659	3.00%, 03/20/2043	91,226
188,149	3.00%, 04/20/2043	191,066
134,406	3.00%, 05/15/2043	136,724
296,101	3.00%, 06/20/2043	301,279
270,655	3.00%, 07/20/2043	275,388
228,962	3.00%, 12/20/2043	232,966
298,682	3.00%, 10/20/2045	303,138
15,100	3.50%, 09/15/2025	15,792
38,999	3.50%, 09/20/2040	40,714
54,894	3.50%, 12/15/2040	57,167
20,357	3.50%, 02/15/2041	21,203
18,856	3.50%, 12/20/2041	19,712
100,585	3.50%, 01/20/2042	105,174
43,234	3.50%, 02/20/2042	45,206
32,429	3.50%, 03/15/2042	33,771
188,267	3.50%, 04/20/2042	196,856
232,563	3.50%, 05/20/2042	243,173
22,207	3.50%, 06/15/2042	23,126
84,380	3.50%, 06/15/2042	87,867
129,772	3.50%, 06/20/2042	135,692
153,601	3.50%, 08/20/2042	160,609
200,288	3.50%, 04/20/2043	209,380
240,901	3.50%, 07/20/2043	251,800
135,739	3.50%, 08/15/2043	141,771
399,936	3.50%, 09/20/2043	417,907
1,295,760	3.50%, 04/20/2045	1,352,762
21,942	4.00%, 08/15/2026	23,100
301,451	4.00%, 08/15/2039	319,963
44,934	4.00%, 07/20/2040	48,127
26,966	4.00%, 08/15/2040	28,624

The accompanying Notes are an integral part of these financial statements.

21

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
U.S. GOVERNMENT AGENCIES - 13.5% - (continued)
	GNMA - 3.5% - (continued)
$27,640	4.00%, 10/20/2040	$29,605
146,019	4.00%, 12/15/2040	156,624
57,095	4.00%, 06/15/2041	60,627
34,574	4.00%, 09/15/2041	37,206
19,902	4.00%, 12/20/2041	21,285
39,922	4.00%, 01/20/2042	42,689
24,787	4.00%, 03/20/2042	26,498
94,003	4.00%, 05/20/2042	100,433
60,148	4.00%, 06/15/2042	63,858
387,703	4.00%, 06/20/2044	412,765
322,471	4.00%, 09/20/2044	342,799
369,763	4.00%, 11/20/2044	392,902
698,561	4.00%, 11/20/2045	743,013
96,656	4.50%, 05/15/2039	105,671
262,537	4.50%, 09/15/2039	288,181
32,279	4.50%, 04/15/2040	34,914
10,312	4.50%, 05/20/2040	11,233
18,237	4.50%, 06/15/2040	19,689
77,471	4.50%, 06/20/2040	84,389
213,497	4.50%, 09/20/2040	232,564
155,148	4.50%, 10/15/2040	167,817
44,250	4.50%, 10/20/2040	48,203
98,491	4.50%, 03/20/2041	107,287
23,160	4.50%, 04/15/2041	24,989
64,430	4.50%, 06/20/2041	70,184
172,984	4.50%, 07/20/2041	188,434
194,217	4.50%, 12/20/2042	211,644
125,330	4.50%, 10/20/2043	134,828
131,986	5.00%, 11/20/2035	145,478
67,524	5.00%, 09/15/2039	74,535
105,093	5.00%, 02/15/2040	116,516
158,609	5.00%, 09/20/2040	175,247
100,028	5.00%, 02/20/2041	110,521
86,893	5.00%, 03/20/2041	96,008
86,841	5.00%, 08/20/2041	95,952
23,179	5.00%, 12/20/2041	25,706
24,222	5.50%, 05/20/2038	26,952
63,249	5.50%, 07/15/2038	70,481
18,657	5.50%, 07/15/2039	20,956
46,527	5.50%, 08/20/2041	51,771
80,629	6.00%, 02/15/2036	90,447
28,388	6.00%, 08/20/2041	31,761

		11,984,658

	Total U.S. Government Agencies (cost $46,442,954)	46,582,857

U.S. GOVERNMENT SECURITIES - 15.8%
	Other Direct Federal Obligations - 0.5%
	FHLB - 0.4%
60,000	5.50%, 07/15/2036	77,939
1,120,000	5.00%, 11/17/2017	1,200,681
	FFCB - 0.0%
40,000	4.88%, 01/17/2017	41,619
	Tennessee Valley Authority - 0.1%
213,000	6.75%, 11/01/2025	280,772

		1,601,011

	U.S. Treasury Securities - 15.3%
	U.S. Treasury Bonds - 2.3%
785,000	2.50%, 02/15/2045	704,323

Shares or Principal Amount		Market Value(1)

U.S. GOVERNMENT SECURITIES - 15.8% - (continued)
	U.S. Treasury Securities - 15.3% - (continued)
	U.S. Treasury Bonds - 2.3% - (continued)
$1,195,000	2.88%, 08/15/2045	$1,160,597
1,796,000	3.13%, 11/15/2041	1,855,493
3,100,000	3.13%, 02/15/2043	3,177,258
305,000	3.75%, 08/15/2041	350,357
850,000	5.38%, 02/15/2031	1,152,647

		8,400,675

	U.S. Treasury Notes - 13.0%
600,000	0.50%, 03/31/2017	597,258
4,100,000	0.50%, 07/31/2017	4,068,930
2,170,000	0.63%, 05/31/2017	2,160,422
2,700,000	0.63%, 09/30/2017	2,681,332
3,770,000	0.63%, 11/30/2017	3,738,781
5,630,000	0.63%, 04/30/2018	5,557,643
1,200,000	1.25%, 11/30/2018	1,197,984
1,000,000	1.38%, 03/31/2020	987,695
3,600,000	1.38%, 09/30/2020	3,537,842
4,420,000	1.63%, 06/30/2019	4,439,855
1,138,000	1.75%, 05/15/2022	1,119,374
2,378,000	1.88%, 09/30/2017	2,411,535
1,300,000	2.00%, 02/15/2025	1,270,801
3,115,000	2.13%, 05/15/2025	3,074,359
2,160,000	2.75%, 11/15/2023	2,254,247
3,125,000	2.75%, 02/15/2024	3,255,006
2,115,000	3.13%, 05/15/2021	2,249,336

		44,602,400

		53,003,075

	Total U.S. Government Securities (cost $54,747,962)	54,604,086

	Total Long-Term investments - Excluding Purchased Options (cost $216,462,700)	231,614,206

SHORT-TERM INVESTMENTS - 27.5%
	Other Direct Federal Obligations - 10.6%
	FHLB - 10.6%
4,000,000	0.19%, 01/19/2016(6)	3,999,748
17,385,000	0.20%, 03/21/2016(6)	17,373,839
10,000,000	0.22%, 04/13/2016(6)	9,990,280
5,000,000	0.33%, 02/01/2016(6)	4,999,030

		36,362,897

	Repurchase Agreements - 0.4%
	RBC Capital Markets LLC TriParty Repurchase Agreement (maturing on 01/04/2016 in the amount of $1,351,036, collateralized by U.S. Treasury Note 2.13%, 2022, value of $1,378,175)
1,351,000	0.24%, dated 12/31/2015	1,351,000

The accompanying Notes are an integral part of these financial statements.

22

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value(1)
SHORT-TERM INVESTMENTS - 27.5% - (continued)
	U.S. Government Agencies - 16.5%
	FHLMC - 8.9%
16,000,000	0.31%, 04/15/2016(6)	$15,984,128
7,000,000	0.32%, 04/15/2016(6)	6,993,056
8,000,000	0.33%, 04/07/2016(6)	7,992,688

		30,969,872

	FNMA - 7.6%
5,200,000	0.19%, 02/16/2016(6)	5,198,445
5,900,000	0.20%, 02/10/2016(6)	5,898,484
15,000,000	0.52%, 05/25/2016(6)	14,975,145

		26,072,074

		57,041,946

	Total Short-Term investments (cost $94,759,704)	94,755,843

Shares or Principal Amount		Market Value(1)

Total Investments Excluding Purchased Options (cost $311,222,404)	94.6%	$326,370,049

Total Purchased Options (cost $20,461,748)	—%	150,139

Total Investments (cost $331,684,152)(7)	94.6%	$326,520,188
Other Assets and Liabilities	5.4%	18,618,895

Total Net Assets	100.0%	$345,139,083

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	Non-income producing.

(3)	Affiliated company as defined under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940. Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. A summary of transactions for the year ended December 31, 2015 is as follows:

Company	Beginning Value At January 1, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Ending Value At December 31, 2015
Hartford Financial Services Group, Inc. (The)	$—	$93,827	$18,058	$1,178	$1,186	$81,748

Hartford Investment Management Company, the Fund’s adviser, is a wholly-owned subsidiary of The Hartford Financial Services Group, Inc.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2015.

(5)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $972,122, which represents 0.3% of total net assets.

(6)	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

The accompanying Notes are an integral part of these financial statements.

23

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

(7)	At December 31, 2015, the cost of securities for federal income tax purposes was $332,208,363, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,885,001
Unrealized Depreciation	(25,573,176)

Net Unrealized Depreciation	$(5,688,175)

Futures Contracts Outstanding at December 31, 2015

Description	Number of Contracts	Expiration Date	Aggregate Cost	Market Value	Unrealized Appreciation/ (Depreciation)
Short position contracts:
S&P 500 (E-Mini)	(1,574)	03/18/2016	(160,089,780)	$(160,185,977)	$(96,197)

OTC Option Contracts Outstanding at December 31, 2015

Description	Counterparty	Risk Exposure Category	Exercise Price	Expiration Date	Number of Contracts	Market Value	Premiums Received/Paid by Fund(1)	Unrealized Appreciation Depreciation
Purchased option contracts:
Put option contracts
S&P 500 Index Option	BOA	EQ	1,170	06/06/16	20,282	$31,311	$4,391,459	$(4,360,148)
S&P 500 Index Option	JPM	EQ	1,170	06/06/16	20,282	31,311	4,267,536	(4,236,225)
S&P 500 Index Option	BCLY	EQ	1,170	06/06/16	20,282	31,311	4,370,365	(4,339,054)
S&P 500 Index Option	CSI	EQ	1,170	06/06/16	8,811	13,602	208,644	(195,042)
S&P 500 Index Option	BCLY	EQ	1,170	06/06/16	5,678	8,765	1,564,686	(1,555,921)
S&P 500 Index Option	JPM	EQ	1,170	06/06/16	5,577	8,610	1,625,417	(1,616,807)
S&P 500 Index Option	BCLY	EQ	1,170	06/06/16	4,271	6,593	1,124,554	(1,117,961)
S&P 500 Index Option	JPM	EQ	1,170	06/06/16	3,377	5,213	810,683	(805,470)
S&P 500 Index Option	CSI	EQ	1,170	06/06/16	3,348	5,169	857,858	(852,689)
S&P 500 Index Option	BCLY	EQ	1,170	06/06/16	2,733	4,219	561,167	(556,948)
S&P 500 Index Option	JPM	EQ	1,170	06/06/16	2,614	4,035	679,379	(675,344)

Total put option contracts					97,255	$150,139	$20,461,748	$(20,311,609)

Total purchased option contracts					97,255	$150,139	$20,461,748	$(20,311,609)

Written option contracts:
Put option contracts
S&P 500 Index Option	JPM	EQ	910	06/06/16	(2,614)	$(705)	$(403,725)	$403,020
S&P 500 Index Option	BCLY	EQ	910	06/06/16	(2,733)	(737)	(310,605)	309,868
S&P 500 Index Option	CSI	EQ	910	06/06/16	(3,348)	(903)	(509,030)	508,127
S&P 500 Index Option	JPM	EQ	910	06/06/16	(3,377)	(911)	(464,338)	463,427
S&P 500 Index Option	BCLY	EQ	910	06/06/16	(4,271)	(1,152)	(681,638)	680,486
S&P 500 Index Option	JPM	EQ	910	06/06/16	(5,577)	(1,505)	(974,302)	972,797
S&P 500 Index Option	BCLY	EQ	910	06/06/16	(5,678)	(1,532)	(948,907)	947,375
S&P 500 Index Option	CSI	EQ	910	06/06/16	(8,811)	(2,377)	(71,369)	68,992
S&P 500 Index Option	JPM	EQ	910	06/06/16	(20,282)	(5,471)	(2,456,759)	2,451,288
S&P 500 Index Option	BOA	EQ	910	06/06/16	(20,282)	(5,471)	(2,564,253)	2,558,782
S&P 500 Index Option	BCLY	EQ	910	06/06/16	(20,282)	(5,472)	(2,515,374)	2,509,902

Total put option contracts					(97,255)	$(26,236)	$(11,900,300)	$11,874,064

Total written option contracts					(97,255)	$(26,236)	$(11,900,300)	$11,874,064

(1)	For purchased options, premiums are paid by the Fund, for written options, premiums are received.

The broker deposited securities valued at $943,981 with the custodian to serve as collateral for the options purchased by the Fund. The collateral is maintained in a segregated account at the custodian on behalf of the Fund. Since the broker retains legal title to the securities, the securities are not considered assets of the Fund and are not included in the Statement of Assets and Liabilities.

The accompanying Notes are an integral part of these financial statements.

24

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (continued)

December 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poor’s

Other Abbreviations:
EQ	Equity
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

Counterparty Abbreviations:
BOA	Bank of American N.A.
BCLY	Barclays Bank PLC
CSI	Credit Suisse International
JPM	JP Morgan Chase, N.A.

The accompanying Notes are an integral part of these financial statements.

25

HIMCO VIT Portfolio Diversifier Fund

Schedule of Investments – (concluded)

December 31, 2015

Investment Valuation Hierarchy Level Summary at December 31, 2015

Description	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets:
Common Stocks(2)	$82,130,688	$82,130,688	$—	$—
Exchange-Traded Funds	820,249	820,249	—	—
Asset & Commercial Mortgage Backed Securities	2,609,517	—	2,609,517	—
Corporate Bonds	39,927,165	—	39,927,165	—
Foreign Government Obligations	3,815,258	—	3,815,258	—
Municipal Bonds	1,124,386	—	1,124,386	—
U.S. Government Agencies	46,582,857	—	46,582,857	—
U.S. Government Securities	54,604,086	—	54,604,086	—
Put Options Purchased	150,139	—	—	150,139
Short-Term Investments	94,755,843	—	94,755,843	—

Total	$326,520,188	$82,950,937	$243,419,112	$150,139

Liabilities:
Put Options Written	$(26,236)	$—	$—	$(26,236)

Total	$(26,236)	$—	$—	$(26,236)

Futures(3)	(96,197)	(96,197)	—	—

Total	$(96,197)	$(96,197)	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between any levels.

(2)	Refer to the Schedule of Investments for further industry breakout.

(3)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Level 3 investments held by the Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2015 is not presented.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

The accompanying Notes are an integral part of these financial statements.

26

HIMCO VIT Portfolio Diversifier Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments in unaffiliated securities, at market value (cost $331,607,206)	$326,438,440
Investments in affiliated securities, at market value (cost $76,946)	81,748
Cash(1)	16,697,286
Receivables:
Investment securities sold	2,225,352
Dividends and interest	1,032,853
Variation margin on financial derivative instruments	1,511,040
Other assets	15,242

Total assets	348,001,961

Liabilities:
Payables:
Investment securities purchased	2,355,887
Fund shares redeemed	90,201
Investment management fees	131,677
Distribution fees	74,439
Trustees fees	7,065
Accrued expenses	177,373
Written options (proceeds $11,900,300)	26,236

Total liabilities	2,862,878

Net assets	$345,139,083

Summary of Net Assets:
Capital stock and paid-in-capital	$432,431,085
Undistributed net investment income	19,540
Accumulated net realized loss	(93,925,445)
Unrealized appreciation of investments	6,613,903

Net assets	$345,139,083

Class IB: Net asset value per share	$7.69

Shares Outstanding	44,891,105

Net Assets	$345,139,083

(1)	Cash of $7,500,000 was pledged as collateral for open futures contracts as of December 31, 2015.

The accompanying Notes are an integral part of these financial statements.

27

HIMCO VIT Portfolio Diversifier Fund

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from unaffiliated securities	$1,955,291
Dividends from affiliates	1,186
Interest	3,964,637
Less: Foreign tax withheld	(142)

Total investment income, net	5,920,972

Expenses:
Investment management fees	2,274,498
Transfer agent fees	5,416
Distribution fees - Class IB	947,708
Custodian fees	37,400
Accounting service fees	290,883
Trustee fees	51,023
Audit fees	56,008
Printing fees	45,743
Legal fees	93,882
Insurance fees	23,075
Other expenses	25,207

Total expenses (before waivers)	3,850,843

Total waivers	(628,637)

Total expenses, net	3,222,206

Net Investment Income	2,698,766

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments from unaffiliates	8,310,674
Net realized gain on investments from affiliates	1,178
Net realized loss on futures	(7,711,346)

Net Realized Gain on Investments and Other Financial Instruments	600,506

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(11,805,743)
Net realized depreciation of purchased options	(1,486,256)
Net unrealized appreciation of futures contracts	2,670,954
Net realized appreciation of written options	569,197

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(10,051,848)

Net Realized and Unrealized Loss on Investments and Other Financial Instruments	(9,451,342)

Net Decrease in Net Assets Resulting from Operations	$(6,752,576)

The accompanying Notes are an integral part of these financial statements.

28

HIMCO VIT Portfolio Diversifier Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income	$2,698,766	$2,561,870
Net realized gain on investments and other financial instruments	600,506	(26,049,547)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(10,051,848)	14,731,351

Net Decrease in Net Assets Resulting from Operations	(6,752,576)	(8,756,326)

Distributions to Shareholders:
From net investment income
Class IB	(3,190,703)	(3,009,019)

Total distributions	(3,190,703)	(3,009,019)

Capital Share Transactions:
Class IB
Sold	41,697,059	46,047,693
Issued on reinvestment of distributions	3,190,703	3,009,019
Redeemed	(106,812,104)	(63,405,813)

Total capital share transactions	(61,924,342)	(14,349,101)

Net decrease from capital share transactions	(61,924,342)	(14,349,101)

Net Decrease in Net Assets	(71,867,621)	(26,114,446)

Net Assets:
Beginning of period	417,006,704	443,121,150

End of period	$345,139,083	$417,006,704

Undistributed net investment income	$19,540	$17,943

Shares:
Class IB
Sold	5,324,737	5,717,832
Issued on reinvestment of distributions	414,916	370,611
Redeemed	(13,539,983)	(7,868,265)

Total share activity	(7,800,330)	(1,779,822)

The accompanying Notes are an integral part of these financial statements.

29

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements

December 31, 2015

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

HIMCO VIT Portfolio Diversifier Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates and Forethought Life Insurance Company (“Forethought”). The Fund’s shares are available only to separate accounts of Hartford Life and its affiliates and Forethought who have elected a guaranteed benefit rider subject to an allocation requiring investment in the Fund.

The Fund is a series of the Trust. The Fund is the successor of a series of Hartford Series Fund, Inc. (the “Hartford Portfolio Diversifier HLS Fund”). The reorganization of the Hartford Portfolio Diversifier HLS Fund with and into the Fund occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the Hartford Portfolio Diversifier HLS Fund. The Fund is a diversified open-end management investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund is authorized to issue an unlimited number of shares.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV per share is determined for the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The NAV for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Fund may elect to continue to treat the Valuation Date as occurring at the time of the scheduled close of the Exchange. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales were reported, market value is based on prices obtained from independent pricing services, a quotation reporting system or established market makers. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees (“Board of Trustees”).

Fixed income securities, including those with a remaining maturity of less than sixty (60 days), held by the Fund are valued in accordance with procedures established by the Board of Trustees. Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers. Prices obtained from independent

30

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. If pricing services do not provide a price for short term investments maturing in 60 days or less, such investments are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Prior to January 23, 2015, short-term investments maturing in 60 days or less were generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded futures, options and options on futures are valued in accordance with procedures established by the Board of Trustees. Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money and within 30 days of expiration and no bid price is available, the option may be valued at zero. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Trust’s Board of Trustees.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market

31

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Fund’s investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class.

32

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements and related collateral as of December 31, 2015.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Trust’s Board of Trustees. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of December 31, 2015.

c)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered

33

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund did not hold when-issued or delayed-delivery investments as of December 31, 2015.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments in the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses in the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of year-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2015.

b)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities or commodities. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying

34

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and written options contracts as of December 31, 2015. Transactions involving written options contracts during the year ended December 31, 2015, are summarized below:

Options Contract Activity During the Year Ended December 31, 2015
Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of the period	97,255	$11,900,300
Written	—	—
Expired	—	—
Closed	—	—
Exercised	—	—

End of year	97,255	$11,900,300

Additional	Derivative Instrument Information:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in unaffiliated securities, at market value (purchased options)	$—	$—	$—	$150,139	$—	$—	$150,139

Total	$—	$—	$—	$150,139	$—	$—	$150,139

Liabilities:
Unrealized depreciation on futures(1)	$—	$—	$—	$96,197	$—	$—	$96,197
Written options, market value	—	—	—	26,236	—	—	26,236

Total	$—	$—	$—	$122,433	$—	$—	$122,433

(1)	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

35

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2015.

The Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(7,711,346)	$—	$—	$(7,711,346)

Total	$—	$—	$—	$(7,711,346)	$—	$—	$(7,711,346)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$(1,486,254)	$—	$—	$(1,486,254)
Net change in unrealized appreciation of futures	—	—	—	2,670,954	—	—	2,670,954
Net change in unrealized appreciation of written options	—	—	—	569,197	—	—	569,197

Total	$—	$—	$—	$1,753,897	$—	$—	$1,753,897

c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Certain master netting arrangements may not be enforceable in a bankruptcy.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2015:

	Gross Amounts* of Assets Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Received	Cash Collateral Received	Net Amount (not less than $0)
Description
Barclays Bank PLC	$50,888	$(8,893)	$(41,995)	$—	$—
JP Morgan Chase, N.A.	49,169	(8,592)	(40,577)	—	—
Bank of America N.A.	31,311	(5,471)	(25,840)	—	—
Credit Suisse International	18,771	(3,280)	(15,491)	—	—

Total subject to a master netting or similar arrangement	$150,139	$(26,236)	$(123,903)	$—	$—

36

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2015:

	Gross Amounts* of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments with Allowable Netting	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount (not less than $0)
Description
Barclays Bank PLC	$8,893	$(8,893)	$—	$—	$—
JP Morgan Chase, N.A.	8,592	(8,592)	—	—	—
Bank of America N.A.	5,471	(5,471)	—	—	—
Credit Suisse International	3,280	(3,280)	—	—	—

Total subject to a master netting or similar arrangement	$26,236	$(26,236)	$—	$—	$—

(*)	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund, as of December 31, 2015, are not subject to a master netting arrangement and are excluded from the table above.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)

Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and

37

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, paydown gain/loss, adjustments related to certain corporate actions, REITS, RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Ordinary Income	$3,190,703	$3,009,019

As of December 31, 2015, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$19,540
Undistributed Long-Term Capital Gain	—
Accumulated Capital and Other Losses	(81,971,781)
Unrealized Appreciation (Depreciation)(1)	(5,339,761)

Total Accumulated Earnings (Deficit)	$(87,292,002)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, and adjustments related to REITs, RICs, certain derivatives and corporate actions.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as paydown gain/loss and certain distributions from REITs after gain/loss. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2015, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Paid In Capital	$(25,514)
Undistributed Net Investment Income	493,534
Accumulated Net Realized Loss	(468,020)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

38

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

At December 31, 2015 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$33,532,945
Long-Term Capital Loss Carryforward	48,438,836

Total	$81,971,781

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2015. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management Company (“Hartford Investment Management’) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Fund and has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Fund.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of December 31, 2015; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Fund with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Fund, and State Street Bank. The amount paid for accounting services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to the Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of average daily net assets. This contractual arrangement will remain in effect until April 30, 2016 and shall renew automatically for one-year terms, unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

39

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (continued)

December 31, 2015

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the principal underwriter and distributor of the Fund. The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The distribution fee paid during the period can be found in the Statement of Operations. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Fund. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Fund. The Board of Trustees elects officers who are responsible for the day to day operations of the Fund. The Board of Trustees oversees the investment manager and the other principal service providers of the Fund. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the compensation of the Fund’s CCO was allocated to each operational investment company in the Trust and is included in the Trustee fees. The Trustee fees paid during the period can be found in the Statement of Operations.

8.	Investment Transactions:

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Excluding Government Obligations	U.S. Government Obligations	Total
Cost of Purchases	$20,901,849	$66,644,335	$87,546,184
Sales Proceeds	45,461,050	93,429,473	138,890,523

9.	Fund Merger:

Reorganization of Hartford Portfolio Diversifier HLS Fund (the “PDF Fund”) into the Fund: At a meeting held on May 6, 2014, the Board of Directors of the PDF Fund approved on behalf of the PDF Fund, the reorganization of the PDF Fund, with and into the HIMCO VIT Portfolio Diversifier Fund (the “Fund”). The Fund is a newly organized series of the Trust.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the PDF Fund were acquired by the Fund immediately before the opening of business on October 20, 2014. The Fund acquired the assets and liabilities of the PDF Fund in exchange for shares in the Fund, which were distributed pro rata by the PDF Fund to shareholders, in complete liquidation of the PDF Fund.

40

HIMCO VIT Portfolio Diversifier Fund

Notes to Financial Statements – (concluded)

December 31, 2015

This merger was accomplished by tax free exchange as detailed below:

	Net assets of PDF Fund on October 17, 2014*	Net assets of Fund immediately before merger	Net assets of Fund immediately after merger	PDF Fund shares exchanged	Fund shares issued to the PDF Fund’s shareholders
Class IB	$435,629,177	$—	$435,629,177	53,740,506	53,740,506

*	Final day of operations prior to the merger.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2014, are as follows:

	Net Investment Income	Net Realized and Unrealized gain on investments	Net decrease in net assets resulting from operations
The Fund	$2,561,870	$14,731,351	$(8,756,326)

Because the combined investment portfolio has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the PDF Fund that have been included in the Statement of Operations since October 20, 2014.

10.	Recent Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate NAV per share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual reporting periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

11.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures were required to the Financial Statements as of December 31, 2015.

41

HIMCO VIT Portfolio Diversifier Fund

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gain on Investments	Total Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)		Ratio of Expenses to Average Net Assets After Waivers(3)		Ratio of Net Investment Income (Loss) to Average Net Assets
HIMCO VIT Portfolio Diversifier Fund
For the Year Ended December 31, 2015
IB	$7.91	$0.06	$(0.21)	$(0.15)	$(0.07)	$—	$(0.07)	$7.69	(1.89)%		$345,139	1.02%		0.85%		0.71%

For the Year Ended December 31, 2014
IB	$8.13	$0.05	$(0.21)	$(0.16)	$(0.06)	$—	$(0.06)	$7.91	(2.03)%		$417,007	0.90%		0.85%		0.59%

For the Year Ended December 31, 2013(4)
IB	$9.38	$0.03	$(1.25)	$(1.22)	$(0.03)	$—	$(0.03)	$8.13	(12.96)%		$443,121	0.89%		0.85%		0.29%

For the Year Ended December 31, 2012(4)(5)
IB	$10.18	$0.02	$(0.79)	$(0.77)	$(0.03)	$—	$(0.03)	$9.38	(7.58)%		$295,762	0.91%		0.85%		0.27%

For the Year Ended December 31, 2011(4)(6)
IB	$10.00	$0.04	$0.19	$0.23	$(0.03)	$(0.02)	$(0.05)	$10.18	2.38	%(7)	$106,581	0.93	%(8)	0.85	%(8)	0.58	%(8)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	These financial highlights were audited by other auditors.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(6)	Commenced operations on June 6, 2011.
(7)	Not annualized.
(8)	Annualized.

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2015	34%
For the Year Ended December 31, 2014	33
For the Year Ended December 31, 2013(1)	31
For the Year Ended December 31, 2012(1)	61
From June 6, 2011 (commencement of operations) through December 31, 2011(1)	43

(1)	These financial highlights were audited by other auditors.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and the Shareholders of

HIMCO VIT Portfolio Diversifier Fund:

We have audited the accompanying statement of assets and liabilities of HIMCO VIT Portfolio Diversifier Fund (the “Fund”), a series of the HIMCO Variable Insurance Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and for the period June 6, 2011 (commencement of operations) to December 31, 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT Portfolio Diversifier Fund, a series of the HIMCO Variable Insurance Trust, as of December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2016

43

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	27	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	27	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	27	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

44

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and President of Hartford Life Insurance Company. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	27	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	27	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014	Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

45

HIMCO VIT Portfolio Diversifier Fund

Trustees and Officers – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015

Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.

				N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46

HIMCO VIT Portfolio Diversifier Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2015 through December 31, 2015.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15*	Annualized Expense Ratio
Actual
Class IB	$1,000	$988.60	$4.26	0.85%
Hypothetical
Class IB	$1,000	$1,020.92	$4.33	0.85%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

47

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on November 13, 2015, the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement for HIMCO VIT Portfolio Diversifier Fund (the “Fund”) with Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) (the “Agreement”). The Board noted that the Fund is the successor of a series of Hartford Series Fund, Inc. (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on October 20, 2014 (the “Reorganization”).

In the months preceding the November 13, 2015 meeting, the Board requested, received and reviewed written responses from the Investment Manager to questions posed to it on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meeting held on November 13, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, shareholder services, and the other services provided to the Fund by the Investment Manager and its affiliates. The Board also received in-person presentations by Fund officers and representatives of HIMCO at the Board’s meeting on November 13, 2015 concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives.

In determining whether to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager, including, among other things, managing the Fund’s assets, assuring compliance with the Fund’s investment objective and limitations and coordinating services for the Fund among service providers. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement, as well as expected additions to the team for the upcoming year.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Investment Manager’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. In addition, the Board noted that it had previously approved a compliance policy and procedures specific to the Fund to provide safeguards and controls designed to assure that the Fund is operated in accordance with its stated objectives and strategies, and not in a manner intended to inappropriately benefit the Investment Manager’s affiliates to the detriment of the Fund and its shareholders. The Board also noted the Investment Manager’s support of the Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIMCO.

48

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (continued)

Performance of the Fund and the Investment Manager

The Board considered the investment performance of the Fund, noting that performance information for periods prior to October 20, 2014 related to that of the Predecessor Fund. Prior to the Reorganization, Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and HIMCO served as the sub-adviser to the Predecessor Fund. The Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIMCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board considered that although the Fund’s performance was in the 4th quartile of its performance and below a broad-based market index for the 1- and 3-year periods, the Board noted that the performance universe and broad-based market index are not a good match for the investment strategy of the Fund. The Board noted that the Fund’s performance was in line with its custom benchmarks.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on the Fund’s returns, the Fund’s investment performance relative to benchmarks and various statistics concerning the Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to the Fund and HIMCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the 2016 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits, to compensate for administrative services provided to the Fund.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered comparative information with respect to the management fees paid by the Fund to HIMCO and the total expense ratios of the Fund. In this regard, the Board reviewed information prepared by Broadridge comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The Board also reviewed the different types of fees charged to the Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for the Fund includes the provision by HIMCO of certain administrative services to the Fund. The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were below the medians of its expense group. The Board also noted that the Fund has an automatically renewable contractual expense cap.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s management and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Investment Manager relating to the realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s

49

HIMCO VIT Portfolio Diversifier Fund

Approval of Investment Management Agreement (Unaudited) – (concluded)

shareholders. The Board noted that the management fee schedule for the Fund includes breakpoints that are designed to reduce the management fee rates as the Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO. The Board noted that Hartford Life Insurance Company (“HLIC”), an affiliate of HIMCO, and its affiliates benefit from the Fund’s strategy of seeking to replicate the performance of the Portfolio Diversifier Index through a reduced need to hedge their obligations under certain guaranteed benefit riders (each, a “Rider”) in their general accounts, the reduced potential risk of loss, and the potential for additional assets garnered due to the appeal to investors of the Riders combined with a particular asset allocation model. The Board also noted, on the other hand, that investors benefit from the ability to elect the Rider at a comparatively reduced guarantee price (in light of the performance profile of the Fund) and on comparatively better terms, than would be available in the absence of the Fund, while maintaining a decreased possibility of downside risk as well as decreased volatility of an investor’s overall fund allocation. The Board considered the reports of the Investment Manager and the Fund’s Chief Compliance Officer that demonstrated that the Fund continues to be managed in the interests of contract holders, and not in the interests of HLIC to the detriment of contract holders.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Fund. As principal underwriter, HDSC receives 12b-1 fees from the Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Fund to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

50

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of the HIMCO VIT Portfolio Diversifier Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in the HIMCO Variable Insurance Trust (HVIT) funds.

Market Review

In a year marked by volatility and uncertainty, U.S. stocks and bonds were able to deliver modest, yet positive returns in 2015. U.S. stocks (as represented by the S&P 500 Index1)

returned 1.38% – the seventh straight year of positive returns, while U.S. bonds (as represented by the Barclays U.S. Aggregate Bond Index2) returned 0.55%. International stock and bond returns were mixed – with large, diverse, developed markets generally outperforming smaller, more commodity-dependent emerging markets. These international market returns were largely negative after conversion to U.S. dollars, as the U.S. dollar strengthened against many foreign currencies.

Key themes impacting financial markets in 2015 included: a slowdown in expectations for global growth (principally driven by a slowdown and transformation of the Chinese economy), a continued decline in the price of oil and other commodities, the continued strength of the U.S. consumer and a divergence in the economic policies of various governments and their central banks. In 2015, oil prices declined 50% to $30.70 per barrel. The strength of the consumer was reflective of declining unemployment (to a seven year low of 5.0%), home price appreciation and a reduction in gas prices.

As regards economic policy, in December the U.S. Federal Reserve (Fed) raised its target for the federal funds rate – a short-term interest rate that influences all other interest rates in the U.S. economy. This signaled to the market that the near-zero interest rates were no longer needed to stimulate the economy. The U.K. central bank is considering a similar increase in rates; however, the European Central Bank (ECB) and central banks in China and Japan are moving in the opposite direction, pursuing stimulative policies. The relative pace and direction of such policy actions can drive significant performance differences across financial markets.

While several of these themes impacted all markets in a consistent manner, others lead to vastly different performance across market sectors. For example, U.S. stocks and bonds of companies in consumer-oriented sectors generated positive returns, while those of companies in commodity-oriented sectors, such as Energy and Materials generated negative returns. This performance differential was especially pronounced for stock returns.

Looking ahead to 2016, we expect that many of these same themes and uncertainties will continue to influence performance across financial markets. The pace of global growth is uncertain, as are the policy responses of the Fed and other central banks. In addition, geopolitical risks, demographic shifts, the upcoming elections in the U.S., technological and other innovation, as well as idiosyncratic factors will likely weigh on performance.

We are reminded on a regular basis that financial markets can often surprise, which is why you should consider regular reviews with your financial advisor. Your advisor can help you understand market issues, invest with confidence, and help ensure that your investment goals, time horizon and risk tolerance are what drive your investment strategy.

Thank you again for investing with the HIMCO Variable Insurance Trust funds.

Matthew J. Poznar,

President, HVIT

[1]	The S&P 500 Index is an unmanaged market capitalization-weighted index designed to measure market results for large-capitalization United States equities.
[2]	The Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

HIMCO Variable Insurance Trust

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Funds available for investment thereunder.

The views expressed in the President’s Letter above are views of the Funds’ adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The President’s Letter is for informational purposes only and does not represent investment advice or an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO VIT American Funds Asset Allocation Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance information for periods prior to October 20, 2014 is that of the American Funds Asset Allocation HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Asset Allocation Fund IB	1.12%	8.92%	5.91%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.16%
S&P 500 Index	1.38%	12.57%	7.53%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.86% and the gross total annual operating expense ratio for Class IB shares is 1.35%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Asset Allocation Fund returned 1.12% for the year ended December 31, 2015, versus the returns of 1.38% for the S&P 500 Index and 0.55% for the Barclays U.S. Aggregate Bond Index.

The performance of the HIMCO VIT American Funds Asset Allocation Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Asset Allocation Fund’s financial statements.

2

HIMCO VIT American Funds Blue Chip Income and Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance information for periods prior to October 20, 2014 is that of the American Funds Blue Chip Income and Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Blue Chip Income and Growth Fund IB	-3.30%	10.59%	6.23%
S&P 500 Index	1.38%	12.57%	7.53%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.99% and the gross total annual operating expense ratio for Class IB shares is 1.56%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Blue Chip Income and Growth Fund returned -3.30% for the year ended December 31, 2015, versus the return of 1.38% for the S&P 500 Index.

The performance of the HIMCO VIT American Funds Blue Chip Income and Growth Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Blue Chip Income and Growth Fund’s financial statements.

3

HIMCO VIT American Funds Bond Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks as high a level of current income as is consistent with the preservation of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Bond HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Bond Fund IB	-0.06%	2.63%	2.60%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.16%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.93% and the gross total annual operating expense ratio for Class IB shares is 1.28%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. Contractual waivers or reimbursements remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Bond Fund returned -0.06% for the year ended December 31, 2015, versus the return of 0.55% for the Barclays U.S. Aggregate Bond Index.

The performance of the HIMCO VIT American Funds Bond Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Bond Fund’s financial statements.

4

HIMCO VIT American Funds Global Bond Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks to provide you, over the long-term, with a high level of total return consistent with prudent investment management.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Bond HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Bond Fund IB	-4.39%	0.69%	2.07%
Barclays Global Aggregate Index	-3.15%	0.90%	2.21%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Global Aggregate Index represents the global investment-grade fixed-income markets.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015 the net total annual operating expense ratio for Class IB shares is 1.15% and the gross total annual operating expense ratio for Class IB shares is 1.83%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Bond Fund returned -4.39% for the year ended December 31, 2015, versus the return of -3.15% for the Barclays Global Aggregate Index.

The performance of the HIMCO VIT American Funds Global Bond Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Bond Fund’s financial statements.

5

HIMCO VIT American Funds Global Growth and Income Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital while providing current income.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Growth and Income HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Growth and Income Fund IB	-1.64%	7.08%	3.73%
MSCI All Country World Index	-1.84%	6.66%	3.29%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, as amended, the net total annual operating expense ratio for Class IB shares is 1.18% and the gross total annual operating expense ratio for Class IB shares is 1.84%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth and Income Fund returned -1.64% for the year ended December 31, 2015, versus the return of -1.84% for the MSCI All Country World Index.

The performance of the HIMCO VIT American Funds Global Growth and Income Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Growth and Income Fund’s financial statements.

6

HIMCO VIT American Funds Global Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Growth Fund IB	6.60%	9.21%	6.07%
MSCI All Country World Index	-1.84%	6.66%	3.29%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, as amended, the net total annual operating expense ratio for Class IB shares is 1.14% and the gross total annual operating expense ratio for Class IB shares is 2.01%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Growth Fund returned 6.60% for the year ended December 31, 2015, versus the return of -1.84% for the MSCI All Country World Index.

The performance of the HIMCO VIT American Funds Global Growth Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Growth Fund’s financial statements.

7

HIMCO VIT American Funds Global Small Capitalization Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Global Small Capitalization HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Global Small Capitalization Fund IB	-0.03%	4.32%	2.80%
MSCI All Country World Small Cap Index	-0.63%	6.74%	6.12%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.32% and the gross total annual operating expense ratio for Class IB shares is 1.97%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Global Small Capitalization Fund returned -0.03% for the year ended December 31, 2015, versus the return of -0.63% for the MSCI All Country World Small Cap Index.

The performance of the HIMCO VIT American Funds Global Small Capitalization Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Global Small Capitalization Fund’s financial statements.

8

HIMCO VIT American Funds Growth Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds Growth HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Growth Fund IB	6.50%	10.91%	6.52%
S&P 500 Index	1.38%	12.57%	7.53%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.89% and the gross total annual operating expense ratio for Class IB shares is 1.48%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth Fund returned 6.50% for the year ended December 31, 2015, versus the return of 1.38% for the S&P 500 Index.

The performance of the HIMCO VIT American Funds Growth Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Growth Fund’s financial statements.

9

HIMCO VIT American Funds Growth-Income Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital and income.

Performance information for periods prior to October 20, 2014 is that of the American Funds Growth-Income HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds Growth-Income Fund IB	1.19%	11.25%	6.41%
S&P 500 Index	1.38%	12.57%	7.53%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted index designed to measure market results for large-capitalization United States equities.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 0.83% and the gross total annual operating expense ratio for Class IB shares is 1.37%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds Growth-Income Fund returned 1.19% for the year ended December 31, 2015, versus the return of 1.38% for the S&P 500 Index.

The performance of the HIMCO VIT American Funds Growth-Income Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds Growth-Income Fund’s financial statements.

10

HIMCO VIT American Funds International Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term growth of capital.

Performance information for periods prior to October 20, 2014 is that of the American Funds International HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds International Fund IB	-4.83%	2.47%	0.64%
MSCI All Country World Index ex USA Index	-5.25%	1.51%	-0.40%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States.

The index is unmanaged, and its results included reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.09% and the gross total annual operating expense ratio for Class IB shares is 1.79%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds International Fund returned -4.83% for the year ended December 31, 2015, versus the return of -5.25% for the MSCI All Country World ex USA Index.

The performance of the HIMCO VIT American Funds International Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds International Fund’s financial statements.

11

HIMCO VIT American Funds New World Fund

(The Fund is advised by Hartford Investment Management Company (“Hartford Investment Management”))	Investment Goal: Seeks long-term capital appreciation.

Performance information for periods prior to October 20, 2014 is that of the American Funds New World HLS Fund (the “Predecessor Fund”). Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund.

The chart above represents the hypothetical growth of a $10,000 investment in Class IB.

Average Annual Total Returns (as of 12/31/15)

	1 Year	5 Years	Since Inception†
HIMCO VIT American Funds New World Fund IB	-3.52%	-0.17%	0.56%
MSCI All Country World Index	-1.84%	6.66%	3.29%
MSCI Emerging Market Index	-14.60%	-4.47%	-2.48%

†	Inception: 04/30/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated April 30, 2015, the net total annual operating expense ratio for Class IB shares is 1.36% and the gross total annual operating expense ratio for Class IB shares is 2.35%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

Net operating expenses are the expenses paid to own the Fund. If the net operating expenses shown are lower than the gross operating expenses, then the net operating expenses reflect contractual fee waivers and/or expense reimbursements that may not be renewed. The contractual fee waiver will remain in effect for as long as the Fund is a part of a master-feeder fund structure. The Fund’s Board of Trustees may change or eliminate this waiver if the structure changes. For more information about the fee arrangement and expiration dates, please see the expense table in the prospectus.

Gross operating expenses shown are before management fee waivers or expense caps. Performance information may reflect historical or current expense waivers or reimbursements, without which, performance would have been lower.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

How did the Fund perform?

The Class IB shares of the HIMCO VIT American Funds New World Fund returned -3.52% for the year ended December 31, 2015, versus the returns of -1.84% for the MSCI All Country World Index and -14.60% for the MSCI Emerging Markets Index.

The performance of the HIMCO VIT American Funds New World Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the HIMCO VIT American Funds New World Fund’s financial statements.

12

HIMCO VIT American Funds Asset Allocation Fund

Schedule of Investments

December 31, 2015

HIMCO VIT American Funds Blue Chip Income and Growth Fund

Schedule of Investments

December 31, 2015

Shares			Market Value(1)
Investment Companies - 100.1%
2,140,400	American Funds Insurance Series - Asset Allocation Fund Class 1		$44,135,055

	Total Investment Companies (cost $43,107,941)		44,135,055

	Total Investments (cost $43,107,941)(2)	100.1%	$44,135,055
	Other Assets and Liabilities	(0.1)%	(41,644)

	Total Net Assets	100.0%	$44,093,411

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $43,107,941, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,027,114
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,027,114

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$44,135,055

Total	$44,135,055

Shares			Market Value(1)
Investment Companies - 100.1%
2,924,734	American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1		$36,910,138

	Total Investment Companies (cost $34,110,152)		36,910,138

	Total Investments (cost $34,110,152)(2)	100.1%	$36,910,138
	Other Assets and Liabilities	(0.1)%	(36,602)

	Total Net Assets	100.0%	$36,873,536

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $34,118,017, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,792,121
Unrealized Depreciation	—

Net Unrealized Appreciation	$2,792,121

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$36,910,138

Total	$36,910,138

The accompanying Notes are an integral part of these financial statements.

13

HIMCO VIT American Funds Bond Fund

Schedule of Investments

December 31, 2015

HIMCO VIT American Funds Global Bond Fund

Schedule of Investments

December 31, 2015

Shares			Market Value(1)
Investment Companies - 100.1%
14,186,923	American Funds Insurance Series - Bond Fund Class 1		$151,800,074

	Total Investment Companies (cost $155,973,034)		151,800,074

	Total Investments (cost $155,973,034)(2)	100.1%	$151,800,074
	Other Assets and Liabilities	(0.1)%	(116,425)

	Total Net Assets	100.0%	$151,683,649

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $156,199,431, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(4,399,357)

Net Unrealized Depreciation	$(4,399,357)

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$151,800,074

Total	$151,800,074

Shares			Market Value(1)
Investment Companies - 100.2%
960,769	American Funds Insurance Series - Global Bond Fund Class 1		$10,578,069

	Total Investment Companies (cost $11,654,723)		10,578,069

	Total Investments (cost $11,654,723)(2)	100.2%	$10,578,069
	Other Assets and Liabilities	(0.2)%	(19,372)

	Total Net Assets	100.0%	$10,558,697

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $11,731,653, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(1,153,584)

Net Unrealized Depreciation	$(1,153,584)

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$10,578,069

Total	$10,578,069

The accompanying Notes are an integral part of these financial statements.

14

HIMCO VIT American Funds Global Growth and Income Fund

Schedule of Investments

December 31, 2015

HIMCO VIT American Funds Global Growth Fund

Schedule of Investments

December 31, 2015

Shares			Market Value(1)
Investment Companies - 100.1%
3,107,497	American Funds Insurance Series - Global Growth and Income Fund Class 1		$38,377,588

	Total Investment Companies (cost $30,672,625)		38,377,588

	Total Investments (cost $30,672,625)(2)	100.1%	$38,377,588
	Other Assets and Liabilities	(0.1)%	(36,870)

	Total Net Assets	100.0%	$38,340,718

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $32,213,072, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,164,516
Unrealized Depreciation	—

Net Unrealized Appreciation	$6,164,516

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$38,377,588

Total	$38,377,588

Shares			Market Value(1)
Investment Companies - 100.1%
720,799	American Funds Insurance Series - Global Growth Fund Class 1		$19,021,875

	Total Investment Companies (cost $17,041,988)		19,021,875

	Total Investments (cost $17,041,988)(2)	100.1%	$19,021,875
	Other Assets and Liabilities	(0.1)%	(22,961)

	Total Net Assets	100.0%	$18,998,914

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $17,422,895, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,598,980
Unrealized Depreciation	—

Net Unrealized Appreciation	$1,598,980

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$19,021,875

Total	$19,021,875

The accompanying Notes are an integral part of these financial statements.

15

HIMCO VIT American Funds Global Small Capitalization Fund

Schedule of Investments

December 31, 2015

HIMCO VIT American Funds Growth Fund

Schedule of Investments

December 31, 2015

Shares			Market Value(1)
Investment Companies - 100.1%
1,711,550	American Funds Insurance Series - Global Small Capitalization Fund Class 1		$41,778,931

	Total Investment Companies (cost $36,524,677)		41,778,931

	Total Investments (cost $36,524,677)(2)	100.1%	$41,778,931
	Other Assets and Liabilities	(0.1)%	(41,765)

	Total Net Assets	100.0%	$41,737,166

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $36,813,742, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,965,189
Unrealized Depreciation	—

Net Unrealized Appreciation	$4,965,189

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$41,778,931

Total	$41,778,931

Shares			Market Value(1)
Investment Companies - 100.1%
3,782,323	American Funds Insurance Series - Growth Fund Class 1		$257,273,624

	Total Investment Companies (cost $209,875,743)		257,273,624

	Total Investments (cost $209,875,743)(2)	100.1%	$257,273,624
	Other Assets and Liabilities	(0.1)%	(187,496)

	Total Net Assets	100.0%	$257,086,128

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $218,418,087, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$38,855,537
Unrealized Depreciation	—

Net Unrealized Appreciation	$38,855,537

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$257,273,624

Total	$257,273,624

The accompanying Notes are an integral part of these financial statements.

16

HIMCO VIT American Funds Growth-Income Fund

Schedule of Investments

December 31, 2015

HIMCO VIT American Funds International Fund

Schedule of Investments

December 31, 2015

Shares			Market Value(1)
Investment Companies - 100.1%
3,233,297	American Funds Insurance Series - Growth-Income Fund Class 1		$146,791,695

	Total Investment Companies (cost $121,137,687)		146,791,695

	Total Investments (cost $121,137,687)(2)	100.1%	$146,791,695
	Other Assets and Liabilities	(0.1)%	(111,173)

	Total Net Assets	100.0%	$146,680,522

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $124,910,295, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,881,400
Unrealized Depreciation	—

Net Unrealized Appreciation	$21,881,400

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$146,791,695

Total	$146,791,695

Shares			Market Value(1)
Investment Companies - 100.1%
8,261,638	American Funds Insurance Series - International Fund Class 1		$149,370,409

	Total Investment Companies (cost $143,947,840)		149,370,409

	Total Investments (cost $143,947,840)(2)	100.1%	$149,370,409
	Other Assets and Liabilities	(0.1)%	(117,883)

	Total Net Assets	100.0%	$149,252,526

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $146,161,297, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,209,112
Unrealized Depreciation	—

Net Unrealized Appreciation	$3,209,112

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$149,370,409

Total	$149,370,409

The accompanying Notes are an integral part of these financial statements.

17

HIMCO VIT American Funds New World Fund

Schedule of Investments

December 31, 2015

Shares			Market Value(1)
Investment Companies - 100.1%
1,129,798	American Funds Insurance Series - New World Fund Class 1		$21,319,288

	Total Investment Companies (cost $25,208,421)		21,319,288

	Total Investments (cost $25,208,421)(2)	100.1%	$21,319,288
	Other Assets and Liabilities	(0.1)%	(27,323)

	Total Net Assets	100.0%	$21,291,965

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(1)	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

(2)	At December 31, 2015, the cost of securities for federal income tax purposes was $25,421,692, and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(4,102,404)

Net Unrealized Depreciation	$(4,102,404)

At December 31, 2015, the investment valuation hierarchy levels were:

Assets:
Investments in Securities - Level 1	$21,319,288

Total	$21,319,288

The accompanying Notes are an integral part of these financial statements.

18

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19

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities

December 31, 2015

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund

Assets:
Investments in underlying funds, at market value	$44,135,055	$36,910,138	$151,800,074
Receivables:
Investment securities sold	1,933	21,331	11,276
Fund shares sold	—	—	—
Other assets	2,050	1,761	7,005

Total assets	44,139,038	36,933,230	151,818,355

Liabilities:
Payables:
Fund shares redeemed	1,933	21,331	11,276
Investment management fees	4,420	2,234	31,383
Distribution fees	9,679	7,980	32,395
Trustees fees	966	817	3,271
Accrued expenses	28,629	27,332	56,381

Total liabilities	45,627	59,694	134,706

Net assets	$44,093,411	$36,873,536	$151,683,649

Summary of Net Assets:
Capital stock and paid-in-capital	$35,475,249	$25,002,309	$149,866,931
Undistributed net investment income	1,013,089	899,736	4,871,868
Accumulated net realized gain (loss)	6,577,959	8,171,505	1,117,810
Unrealized appreciation (depreciation)	1,027,114	2,799,986	(4,172,960)

Net assets	$44,093,411	$36,873,536	$151,683,649

Class IB: Net asset value per share	$8.95	$10.38	$9.40

Shares Outstanding	4,927,804	3,551,529	16,143,547

Net Assets	$44,093,411	$36,873,536	$151,683,649

Cost of investments in underlying fund	$43,107,941	$34,110,152	$155,973,034

The accompanying Notes are an integral part of these financial statements.

20

HIMCO Variable Insurance Trust

Statements of Assets and Liabilities – (concluded)

December 31, 2015

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$10,578,069	$38,377,588	$19,021,875	$41,778,931	$257,273,624	$146,791,695	$149,370,409	$21,319,288

17,627	28,025	1,127	4,511	95,177	60,954	28,009	102,849
—	—	—	—	—	—	1,557	—
7,641	1,809	8,671	1,924	11,323	6,478	6,890	7,388

10,603,337	38,407,422	19,031,673	41,785,366	257,380,124	146,859,127	149,406,865	21,429,525

17,627	28,025	1,127	4,511	95,177	60,954	29,566	102,849
2,308	2,210	4,162	3,569	53,188	29,313	27,490	4,673
2,308	8,369	4,162	8,997	56,010	32,019	32,256	4,673
240	849	405	905	5,438	3,138	3,266	473
22,157	27,251	22,903	30,218	84,183	53,181	61,761	24,892

44,640	66,704	32,759	48,200	293,996	178,605	154,339	137,560

$10,558,697	$38,340,718	$18,998,914	$41,737,166	$257,086,128	$146,680,522	$149,252,526	$21,291,965

$11,766,250	$26,953,807	$14,294,090	$29,281,841	$124,518,159	$83,303,646	$128,664,008	$24,195,262
169,482	665,664	314,070	160,016	748,426	2,142,060	1,915,242	402,893
(300,381)	3,016,284	2,410,867	7,041,055	84,421,662	35,580,808	13,250,707	582,943
(1,076,654)	7,704,963	1,979,887	5,254,254	47,397,881	25,654,008	5,422,569	(3,889,133)

$10,558,697	$38,340,718	$18,998,914	$41,737,166	$257,086,128	$146,680,522	$149,252,526	$21,291,965

$8.47	$6.56	$7.71	$7.55	$9.83	$9.86	$7.33	$5.39

1,246,253	5,846,627	2,465,514	5,529,799	26,152,536	14,881,815	20,362,190	3,952,895

$10,558,697	$38,340,718	$18,998,914	$41,737,166	$257,086,128	$146,680,522	$149,252,526	$21,291,965

$11,654,723	$30,672,625	$17,041,988	$36,524,677	$209,875,743	$121,137,687	$143,947,840	$25,208,421

The accompanying Notes are an integral part of these financial statements.

21

HIMCO Variable Insurance Trust

Statements of Operations

For the Year Ended December 31, 2015

	HIMCO VIT American Funds Asset Allocation Fund	HIMCO VIT American Funds Blue Chip Income and Growth Fund	HIMCO VIT American Funds Bond Fund

Investment Income:
Dividends from underlying fund	$1,298,077	$1,147,595	$5,807,310

Total investment income	1,298,077	1,147,595	5,807,310

Expenses:
Investment management fees	330,785	326,126	866,140
Transfer agent fees	2,031	1,990	2,957
Distribution fees - Class IB	127,225	108,709	433,070
Accounting service fees	14,784	13,424	37,344
Trustee fees	6,085	5,584	21,199
Audit fees	12,692	11,994	24,352
Printing fees	4,491	6,194	19,714
Legal fees	11,953	10,556	40,008
Insurance fees	2,813	2,607	9,689
Other expenses	3,072	3,056	4,309

Total expenses (before waivers)	515,931	490,240	1,458,782

Total waivers	(230,946)	(242,384)	(523,350)

Total expenses, net	284,985	247,856	935,432

Net Investment Income	1,013,092	899,739	4,871,878

Net Realized Gain (Loss) on Investments:
Capital gain distribution received from underlying fund	3,286,171	4,127,137	648,428
Net realized gain (loss) on investments in underlying fund	3,364,362	4,251,655	992,997

Net Realized Gain on Investments	6,650,533	8,378,792	1,641,425

Net Changes in Unrealized Appreciation (Depreciation) of Investments:
Net unrealized appreciation (depreciation) of investments in underlying fund	(7,143,099)	(10,576,802)	(6,465,311)

Net Realized and Unrealized Gain (Loss) on Investments	(492,566)	(2,198,010)	(4,823,886)

Net Increase (Decrease) in Net Assets Resulting from Operations	$520,526	$(1,298,271)	$47,992

The accompanying Notes are an integral part of these financial statements.

22

HIMCO Variable Insurance Trust

Statements of Operations – (concluded)

For the Year Ended December 31, 2015

HIMCO VIT American Funds Global Bond Fund	HIMCO VIT American Funds Global Growth and Income Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth- Income Fund	HIMCO VIT American Funds International Fund	HIMCO VIT American Funds New World Fund

$245,402	$911,919	$437,084	$436,811	$2,276,690	$3,016,958	$2,855,724	$547,959

245,402	911,919	437,084	436,811	2,276,690	3,016,958	2,855,724	547,959

98,171	358,193	208,498	381,786	2,122,576	1,134,122	1,453,462	275,122
1,731	1,986	1,795	1,996	3,840	2,900	2,971	1,840
32,724	111,935	52,125	119,308	707,525	405,044	427,488	62,528
6,180	13,644	7,867	13,847	58,356	35,714	36,998	8,951
1,532	5,369	2,552	5,784	34,462	19,627	20,617	2,619
10,639	13,097	10,933	13,374	32,924	22,324	24,354	11,379
5,619	5,383	5,575	7,287	42,205	11,082	41,269	5,398
2,672	10,290	4,884	11,221	67,289	38,602	40,215	5,569
664	2,441	1,087	2,576	15,407	8,875	9,433	1,273
3,115	2,833	2,898	3,106	1,598	3,521	3,596	2,785

163,047	525,171	298,214	560,285	3,086,182	1,681,811	2,060,403	377,464

(87,128)	(278,917)	(175,200)	(283,490)	(1,557,928)	(806,917)	(1,119,929)	(232,400)

75,919	246,254	123,014	276,795	1,528,254	874,894	940,474	145,064

169,483	665,665	314,070	160,016	748,436	2,142,064	1,915,250	402,895

135,049	—	1,852,720	3,202,874	58,690,663	22,864,483	9,458,706	1,055,030
(407,685)	4,647,463	1,348,110	4,528,404	34,875,487	16,586,602	8,689,115	(70,190)

(272,636)	4,647,463	3,200,830	7,731,278	93,566,150	39,451,085	18,147,821	984,840

(458,638)	(5,827,505)	(2,143,765)	(7,343,920)	(75,755,828)	(39,298,907)	(26,415,218)	(2,130,682)

(731,274)	(1,180,042)	1,057,065	387,358	17,810,322	152,178	(8,267,397)	(1,145,842)

$(561,791)	$(514,377)	$1,371,135	$547,374	$18,558,758	$2,294,242	$(6,352,147)	$(742,947)

The accompanying Notes are an integral part of these financial statements.

23

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets

	HIMCO VIT American Funds Asset Allocation Fund		HIMCO VIT American Funds Blue Chip Income and Growth Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Operations:
Net investment income (loss)	$1,013,092	$632,253	$899,739	$1,263,884
Net realized gain (loss) on investments	6,650,533	6,885,885	8,378,792	3,331,376
Net unrealized appreciation (depreciation) of investments	(7,143,099)	(4,696,512)	(10,576,802)	1,717,171

Net Increase (Decrease) in Net Assets Resulting from Operations	520,526	2,821,626	(1,298,271)	6,312,431

Distributions to Shareholders:
From net investment income
Class IB	(721,372)	(816,074)	(1,263,856)	(648,000)
From net realized gain on investments
Class IB	(758,343)	(18,006,855)	(708,750)	(8,904,361)

Total distributions	(1,479,715)	(18,822,929)	(1,972,606)	(9,552,361)

Capital Share Transactions:
Class IB
Sold	3,691,769	2,884,746	2,956,685	5,879,703
Issued on reinvestment of distributions	1,479,715	18,822,929	1,972,606	9,552,361
Redeemed	(14,974,159)	(13,811,821)	(12,334,554)	(8,144,947)

Net increase (decrease) from capital share transactions	(9,802,675)	7,895,854	(7,405,263)	7,287,117

Net Increase (Decrease) in Net Assets	(10,761,864)	(8,105,449)	(10,676,140)	4,047,187

Net Assets:
Beginning of period	54,855,275	62,960,724	47,549,676	43,502,489

End of period	$44,093,411	$54,855,275	$36,873,536	$47,549,676

Undistributed net investment income	$1,013,089	$721,369	$899,736	$1,263,853

Shares:
Class IB
Sold	398,774	265,555	271,542	501,131
Issued on reinvestment of distributions	164,779	1,953,028	182,311	856,493
Redeemed	(1,649,687)	(1,190,621)	(1,128,946)	(665,616)

Total share activity	(1,086,134)	1,027,962	(675,093)	692,008

The accompanying Notes are an integral part of these financial statements.

24

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

HIMCO VIT American Funds Bond Fund		HIMCO VIT American Funds Global Bond Fund		HIMCO VIT American Funds Global Growth and Income Fund		HIMCO VIT American Funds Global Growth Fund
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$4,871,878	$3,092,456	$169,483	$168,922	$665,665	$1,539,144	$314,070	$165,331
1,641,425	4,208,000	(272,636)	131,672	4,647,463	5,114,693	3,200,830	4,399,483
(6,465,311)	3,844,308	(458,638)	(78,535)	(5,827,505)	(3,898,028)	(2,143,765)	(4,171,415)

47,992	11,144,764	(561,791)	222,059	(514,377)	2,755,809	1,371,135	393,399

(3,092,400)	(3,495,510)	(168,860)	(13,100)	(1,501,497)	(1,563,826)	(165,242)	(196,001)

(414,404)	(9,191,724)	(1,370)	(1,386,993)	(668,984)	(20,215,503)	(168,621)	(9,854,542)

(3,506,804)	(12,687,234)	(170,230)	(1,400,093)	(2,170,481)	(21,779,329)	(333,863)	(10,050,543)

9,956,849	9,721,114	351,047	1,622,326	1,039,995	2,443,083	1,674,936	871,697
3,506,804	12,687,234	170,230	1,400,093	2,170,481	21,779,329	333,863	10,050,543
(47,397,517)	(68,635,194)	(4,272,721)	(3,809,123)	(10,331,710)	(9,763,893)	(4,751,050)	(5,070,483)

(33,933,864)	(46,226,846)	(3,751,444)	(786,704)	(7,121,234)	14,458,519	(2,742,251)	5,851,757

(37,392,676)	(47,769,316)	(4,483,465)	(1,964,738)	(9,806,092)	(4,565,001)	(1,704,979)	(3,805,387)

189,076,325	236,845,641	15,042,162	17,006,900	48,146,810	52,711,811	20,703,893	24,509,280

$151,683,649	$189,076,325	$10,558,697	$15,042,162	$38,340,718	$48,146,810	$18,998,914	$20,703,893

$4,871,868	$3,092,390	$169,482	$168,860	$665,664	$1,501,496	$314,070	$165,242

1,034,578	988,024	39,911	165,953	148,511	265,265	214,418	82,724
372,272	1,309,485	19,771	148,896	313,653	2,881,423	42,154	1,237,857
(4,960,089)	(6,904,392)	(489,417)	(398,631)	(1,482,615)	(970,334)	(609,789)	(453,223)

(3,553,239)	(4,606,883)	(429,735)	(83,782)	(1,020,451)	2,176,354	(353,217)	867,358

The accompanying Notes are an integral part of these financial statements.

25

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (continued)

	HIMCO VIT American Funds Global Small Capitalization Fund		HIMCO VIT American Funds Growth Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Operations:
Net investment income (loss)	$160,016	$(146,975)	$748,436	$2,759,890
Net realized gain (loss) on investments	7,731,278	6,839,345	93,566,150	66,359,332
Net unrealized appreciation (depreciation) of investments	(7,343,920)	(5,342,231)	(75,755,828)	(43,287,851)

Net Increase (Decrease) in Net Assets Resulting from Operations	547,374	1,350,139	18,558,758	25,831,371

Distributions to Shareholders:
From net investment income
Class IB	—	(171,501)	(2,530,703)	(2,316,304)
From net realized gain on investments
Class IB	(544,795)	(11,021,642)	(6,406,141)	(102,664,035)

Total distributions	(544,795)	(11,193,143)	(8,936,844)	(104,980,339)

Capital Share Transactions:
Class IB
Sold	4,109,108	2,742,125	3,093,419	6,018,642
Issued on reinvestment of distributions	544,795	11,193,143	8,936,844	104,980,340
Redeemed	(13,397,125)	(14,838,445)	(63,820,289)	(83,613,855)

Net increase (decrease) from capital share transactions	(8,743,222)	(903,177)	(51,790,026)	27,385,127

Net Increase (Decrease) in Net Assets	(8,740,643)	(10,746,181)	(42,168,112)	(51,763,841)

Net Assets:
Beginning of period	50,477,809	61,223,990	299,254,240	351,018,081

End of period	$41,737,166	$50,477,809	$257,086,128	$299,254,240

Undistributed net investment income	$160,016	$—	$748,426	$2,530,693

Shares:
Class IB
Sold	516,756	316,359	331,332	484,196
Issued on reinvestment of distributions	65,480	1,403,908	897,274	10,706,784
Redeemed	(1,657,959)	(1,580,214)	(6,489,148)	(6,602,148)

Total share activity	(1,075,723)	140,053	(5,260,542)	4,588,832

The accompanying Notes are an integral part of these financial statements.

26

HIMCO Variable Insurance Trust

Statements of Changes in Net Assets – (concluded)

HIMCO VIT American Funds Growth-Income Fund		HIMCO VIT American Funds International Fund		HIMCO VIT American Funds New World Fund
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$2,142,064	$1,666,431	$1,915,250	$2,004,125	$402,895	$186,107
39,451,085	36,202,665	18,147,821	22,638,076	984,840	4,209,756
(39,298,907)	(19,435,530)	(26,415,218)	(29,240,127)	(2,130,682)	(6,774,057)

2,294,242	18,433,566	(6,352,147)	(4,597,926)	(742,947)	(2,378,194)

(1,666,340)	(1,909,005)	(2,004,068)	(2,227,209)	(261,451)	(330,200)

(3,952,087)	(55,384,012)	(1,164,587)	(39,928,767)	(8,094)	(10,565,456)

(5,618,427)	(57,293,017)	(3,168,655)	(42,155,976)	(269,545)	(10,895,656)

5,822,954	4,470,366	12,256,356	8,912,899	1,362,398	1,860,635
5,618,427	57,293,014	3,168,655	42,155,976	269,545	10,895,656
(33,268,812)	(48,760,606)	(36,990,247)	(50,375,912)	(6,465,924)	(6,648,171)

(21,827,431)	13,002,774	(21,565,236)	692,963	(4,833,981)	6,108,120

(25,151,616)	(25,856,677)	(31,086,038)	(46,060,939)	(5,846,473)	(7,165,730)

171,832,138	197,688,815	180,338,564	226,399,503	27,138,438	34,304,168

$146,680,522	$171,832,138	$149,252,526	$180,338,564	$21,291,965	$27,138,438

$2,142,060	$1,666,336	$1,915,242	$2,004,060	$402,893	$261,449

593,864	365,836	1,590,777	1,003,124	246,035	246,820
551,908	5,493,715	398,573	5,022,345	48,567	1,619,438
(3,296,255)	(3,739,816)	(4,611,852)	(5,082,970)	(1,147,706)	(802,674)

(2,150,483)	2,119,735	(2,622,502)	942,499	(853,104)	1,063,584

The accompanying Notes are an integral part of these financial statements.

27

HIMCO Variable Insurance Trust

Notes to Financial Statements

December 31, 2015

1.	Organization:

HIMCO Variable Insurance Trust (the “Trust”) is an open-end registered management investment company. The Trust is organized under the laws of the State of Delaware and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

The financial statements and the accompanying notes relate to the following funds: HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund, (each a “Fund” or collectively the “Funds”). The Funds are each a series of the Trust. Each Fund is the successor of a series of Hartford Series Fund, Inc. (collectively referred to as the “American Funds HLS Funds”). The reorganization of the American Funds HLS with and into the respective Funds occurred on October 20, 2014. All information regarding and references to periods prior to October 20, 2014 relate to the respective American Funds HLS Funds.

Each Fund is a diversified open-end management investment company, except for the HIMCO VIT American Funds Global Bond Fund, which is non-diversified. Each Fund is authorized to issue an unlimited number of shares. The Funds are investment companies and apply specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“Hartford Life”) and its affiliates.

The Funds operate in the manner of “feeder funds”, investing all of their assets in shares of corresponding mutual funds (the “Master Funds”). Each Master Fund is offered by American Funds Insurance Series and is a registered open-end investment company. The Funds and their related Master Funds are listed below:

Fund	Master Fund
HIMCO VIT American Funds Asset Allocation Fund	Asset Allocation Fund Class 1
HIMCO VIT American Funds Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund Class 1
HIMCO VIT American Funds Bond Fund	Bond Fund Class 1
HIMCO VIT American Funds Global Bond Fund	Global Bond Fund Class 1
HIMCO VIT American Funds Global Growth and Income Fund	Global Growth and Income Fund Class 1
HIMCO VIT American Funds Global Growth Fund	Global Growth Fund Class 1
HIMCO VIT American Funds Global Small Capitalization Fund	Global Small Capitalization Fund Class 1
HIMCO VIT American Funds Growth Fund	Growth Fund Class 1
HIMCO VIT American Funds Growth-Income Fund	Growth-Income Fund Class 1
HIMCO VIT American Funds International Fund	International Fund Class 1
HIMCO VIT American Funds New World Fund	New World Fund Class 1

The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Funds’ financial statements.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds in the preparation of their financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

28

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each Fund’s share is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (the “Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Funds may treat such day as a typical business day and accept purchase and redemption orders and calculate the Funds’ NAV in accordance with applicable law. The NAV for each class of shares is determined by dividing the value of the Funds’ net assets attributable to a class of shares by the number of shares outstanding for that class. For any day where, due to technical or other issues, trading is halted before the scheduled close of the Exchange, and not as part of a trading halt that is effected on a market-wide basis, the Funds may elect to continue to treat the Valuation Date as occurring at the time of the scheduled close of the Exchange. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in shares of the Master Funds are valued at the respective NAV of each Master Fund as determined as of the NYSE Close on the Valuation Date. The Prospectuses, Statements of Additional Information and Shareholder Reports for the Master Funds explain the valuation methods used for the Master Funds, including the circumstances under which the Master Funds may use fair value pricing and the effects of doing so. Such Prospectuses, Statements of Additional Information and Shareholder Reports are available on the SEC EDGAR database on its internet site at http://www.sec.gov.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.

The Trust’s Board of Trustees (“Board of Trustees”) has adopted procedures for determining the value of portfolio securities. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee has the overall responsibility for implementing the procedures adopted by the Board of Trustees, including the responsibility for determining the fair value of the Funds’ investments. The Valuation Committee is also responsible for determining in good faith the fair value of an investment when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment, as provided by the primary pricing service or alternative source, is believed not to reflect the investment’s fair value as of the Valuation Date.

The Valuation Committee is comprised of the Trust’s Chief Executive Officer, Treasurer, Chief Operating Officer, and Chief Legal Officer, or their designees. In addition, the Trust’s Chief Compliance Officer (“CCO”) shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures and to keep the Trust’s CCO regularly informed of pricing and Valuation Committee proceedings. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Funds’ adviser, knowledgeable brokers, and legal counsel in making such determination.

At each quarterly meeting of the Board of Trustees, the Valuation Committee provides a written report that includes details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the

29

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” review). The Board of Trustees then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary included in the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period. During the year ended December 31, 2015, there were no transfers between different hierarchy levels.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from the Master Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Board of Trustees based upon the investment performance of the Funds. The policy of all the Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include, but are not limited to, losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

The Funds are exposed to the risks of the Master Funds in direct proportion to the amount of assets each Fund allocates to each Master Fund. The market values of the Master Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of the IRC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

30

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain distribution adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Ordinary Income	Long- Term Capital Gains(1)	Ordinary Income	Long- Term Capital Gains(1)
HIMCO VIT American Funds Asset Allocation Fund	$721,372	$758,343	$816,074	$18,006,855
HIMCO VIT American Funds Blue Chip Income and Growth Fund	1,263,856	708,750	648,000	8,904,361
HIMCO VIT American Funds Bond Fund	3,092,400	414,404	3,495,510	9,191,724
HIMCO VIT American Funds Global Bond Fund	168,861	1,369	13,100	1,386,993
HIMCO VIT American Funds Global Growth and Income Fund	1,501,497	668,984	1,563,826	20,215,503
HIMCO VIT American Funds Global Growth Fund	165,242	168,621	196,001	9,854,542
HIMCO VIT American Funds Global Small Capitalization Fund	—	544,795	171,479	11,021,664
HIMCO VIT American Funds Growth Fund	2,530,703	6,406,141	2,316,304	102,664,035
HIMCO VIT American Funds Growth-Income Fund	1,666,340	3,952,087	1,909,005	55,384,012
HIMCO VIT American Funds International Fund	2,004,068	1,164,587	2,227,209	39,928,767
HIMCO VIT American Funds New World Fund	261,451	8,094	330,200	10,565,456

(1)	The Funds designate these distributions as capital gain dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2015, the components of distributable earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital(1)	Unrealized Appreciation (Depreciation)(2)	Total Accumulated Earnings (Deficit)
HIMCO VIT American Funds Asset Allocation Fund	$1,013,089	$6,577,959	$—	$1,027,114	$8,618,162
HIMCO VIT American Funds Blue Chip Income and Growth Fund	899,736	8,179,370	—	2,792,121	11,871,227
HIMCO VIT American Funds Bond Fund	4,871,868	1,344,207	—	(4,399,357)	1,816,718
HIMCO VIT American Funds Global Bond Fund	169,482	—	(223,451)	(1,153,584)	(1,207,553)
HIMCO VIT American Funds Global Growth and Income Fund	665,664	4,556,731	—	6,164,516	11,386,911
HIMCO VIT American Funds Global Growth Fund	314,070	2,791,774	—	1,598,980	4,704,824
HIMCO VIT American Funds Global Small Capitalization Fund	160,016	7,330,120	—	4,965,189	12,455,325
HIMCO VIT American Funds Growth Fund	748,426	92,964,006	—	38,855,537	132,567,969
HIMCO VIT American Funds Growth-Income Fund	2,142,060	39,353,416	—	21,881,400	63,376,876
HIMCO VIT American Funds International Fund	1,915,242	15,464,164	—	3,209,112	20,588,518
HIMCO VIT American Funds New World Fund	402,893	796,214	—	(4,102,404)	(2,903,297)

(1)	The Funds had capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses.

31

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

(d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for items such as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statements of Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the fiscal year ended December 31, 2015, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
HIMCO VIT American Funds Global Bond Fund	$—	$(1)	$1
HIMCO VIT American Funds Global Small Capitalization Fund	17,094	—	(17,094)
HIMCO VIT American Funds New World Fund	1	—	(1)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2015 (tax-year-end), the following Fund had long-term capital loss carryforwards with no expiration for U.S. federal income tax purposes as follows:

Amount
HIMCO VIT American Funds Global Bond Fund	$223,451

f)	Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year ended December 31, 2015. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Fees and Expenses:

a)	Investment Management Agreement – Hartford Investment Management serves as the Funds’ investment manager pursuant to an Investment Management Agreement with the Trust. Hartford Investment Management is a wholly owned subsidiary of Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager provides day-to-day investment management services to the Funds and has overall investment supervisory responsibility for each Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for operation of the Funds.

32

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to the investment manager for investment management services rendered during the year ended December 31, 2015. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
HIMCO VIT American Funds Asset Allocation Fund	0.65%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	0.75%
HIMCO VIT American Funds Bond Fund	0.50%
HIMCO VIT American Funds Global Bond Fund	0.75%
HIMCO VIT American Funds Global Growth and Income Fund	0.80%
HIMCO VIT American Funds Global Growth Fund	1.00%
HIMCO VIT American Funds Global Small Capitalization Fund	0.80%
HIMCO VIT American Funds Growth Fund	0.75%
HIMCO VIT American Funds Growth-Income Fund	0.70%
HIMCO VIT American Funds International Fund	0.85%
HIMCO VIT American Funds New World Fund	1.10%

*	Hartford Investment Management has contractually agreed with the Trust, on behalf of each Fund, to waive a portion of its management fee to the extent necessary to maintain its net management fee at 0.25% of average daily net assets per annum, for as long as the Fund is part of a master-feeder fund structure. The Board of Trustees may change or eliminate this waiver if the fund structure changes.

b)	Accounting Services Agreement – State Street Bank and Trust Company (“State Street Bank”) provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of the Funds, and State Street Bank. The amount paid for accounting services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

c)	Operating Expenses – Allocable expenses incurred by the Trust are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund. Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of each Fund as follows:

Fund	Annual Rate
HIMCO VIT American Funds Asset Allocation Fund	0.86%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	0.99%
HIMCO VIT American Funds Bond Fund	0.93%
HIMCO VIT American Funds Global Bond Fund	1.15%
HIMCO VIT American Funds Global Growth and Income Fund	1.18%
HIMCO VIT American Funds Global Growth Fund	1.14%
HIMCO VIT American Funds Global Small Capitalization Fund	1.32%
HIMCO VIT American Funds Growth Fund	0.89%
HIMCO VIT American Funds Growth-Income Fund	0.83%
HIMCO VIT American Funds International Fund	1.09%
HIMCO VIT American Funds New World Fund	1.36%

This contractual arrangement will remain in effect until April 30, 2016, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Funds.

d)	Distribution Plan for Class IB Shares – HIMCO Distribution Services Company, a wholly owned subsidiary of The Hartford, serves as the Funds’ principal underwriter and distributor. The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the distributor, from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Board of Trustees.

33

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of each Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board of Trustees has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

e)	Transfer Agent Fees – State Street Bank provides transfer agent services to the Funds. The transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Funds, including costs invoiced by sub-contractors. Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services. The amount paid for transfer agent services can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

f)	Trustee Fees – The Board of Trustees is responsible for oversight of the Funds. The Board of Trustees elects officers who are responsible for the day to day operations of the Funds. The Board of Trustees oversees the investment manager and the other principal service providers of the Funds. The Board of Trustees currently holds four regularly scheduled meetings throughout each year. In addition, the Board of Trustees may hold special meetings at other times either in person or by telephone. A portion of the compensation of the Funds’ CCO was allocated to each operational investment company in the Trust and is included in the Trustee fees. The Trustee fees paid during the period can be found in the Statements of Operations.

6.	Investment Transactions:

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments in Master Funds (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
HIMCO VIT American Funds Asset Allocation Fund	$7,944,025	$14,927,236
HIMCO VIT American Funds Blue Chip Income and Growth Fund	7,943,254	12,294,082
HIMCO VIT American Funds Bond Fund	15,502,253	47,421,661
HIMCO VIT American Funds Global Bond Fund	603,391	4,220,117
HIMCO VIT American Funds Global Growth and Income Fund	1,542,986	10,171,355
HIMCO VIT American Funds Global Growth Fund	3,724,422	4,632,929
HIMCO VIT American Funds Global Small Capitalization Fund	7,413,835	13,338,060
HIMCO VIT American Funds Growth Fund	63,257,644	64,537,790
HIMCO VIT American Funds Growth-Income Fund	30,294,998	32,734,541
HIMCO VIT American Funds International Fund	23,369,084	36,719,609
HIMCO VIT American Funds New World Fund	2,716,595	6,362,706

7.	Fund Merger:

Reorganization of the American Funds HLS Funds (the “American Funds HLS Funds”) into the Funds: At a meeting held on May 6, 2014, the Board of Directors of the American Funds HLS Funds approved on behalf of each American Funds

34

HIMCO Variable Insurance Trust

Notes to Financial Statements – (continued)

December 31, 2015

HLS Fund, the reorganization of the American Funds HLS Funds as noted below. The Funds are a newly organized series of the Trust.

Fund Name Prior to October 20, 2014 (“American Funds HLS”)	Fund Name Effective to October 20, 2014 (the “Funds”)
American Funds Asset Allocation HLS Fund	HIMCO VIT American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth HLS Funds	HIMCO VIT American Funds Blue Chip Income and Growth Fund
American Funds Bond HLS Fund	HIMCO VIT American Funds Bond Fund
American Fund Global Bond HLS Fund	HIMCO VIT American Funds Global Bonds Fund
American Funds Global Growth and Income HLS Fund	HIMCO VIT American Funds Global Growth and Income Fund
American Funds Global Growth HLS Fund	HIMCO VIT American Funds Global Growth Fund
American Funds Global Small Capitalization HLS Fund	HIMCO VIT American Funds Global Small Capitalization
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund
American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds International Fund
American New World HLS Fund	HIMCO VIT American Funds New World Fund
American Funds Growth HLS Fund	HIMCO VIT American Funds Growth Fund
American Funds Growth-Income HLS Fund	HIMCO VIT American Funds Growth-Income Fund
American Funds International HLS Fund	HIMCO VIT American Funds International Fund
American New World HLS Fund	HIMCO VIT American Funds New World Fund

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the American Funds HLS Funds were acquired by the Funds immediately before the opening of business on October 20, 2014. The Funds acquired the assets and liabilities of the American Funds HLS Funds in exchange for shares in the Funds, which were distributed pro rata by the American Funds HLS Funds to shareholders, in complete liquidation of the American Funds HLS Funds.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of American Funds HLS Funds on October 17, 2014*	Net assets of Fund Immediately Before Merger	Net assets of Fund Immediately After Merger	American Funds HLS Fund Shares Exchanged	Fund Shares Issued to the American Funds HLS Fund’s Shareholders
HIMCO VIT American Funds Asset Allocation Fund	54,279,829	—	54,279,829	6,261,997	6,261,997
HIMCO VIT American Funds Blue Chip Income and Growth Fund	44,436,717	—	44,436,717	4,259,160	4,259,160
HIMCO VIT American Funds Bond Fund	194,032,472	—	194,032,472	20,232,938	20,232,938
HIMCO VIT American Funds Global Bond Fund	15,758,200	—	15,758,200	1,709,482	1,709,482
HIMCO VIT American Funds Global Growth and Income Fund	45,769,615	—	45,769,615	6,960,288	6,960,288
HIMCO VIT American Funds Global Growth Fund	19,640,786	—	19,640,786	2,859,879	2,859,879
HIMCO VIT American Funds Global Small Capitalization Fund	48,502,349	—	48,502,349	6,763,641	6,763,641
HIMCO VIT American Funds Growth Fund	283,707,458	—	283,707,458	32,358,163	32,358,163
HIMCO VIT American Funds Growth-Income Fund	164,648,939	—	164,648,939	17,575,722	17,575,722
HIMCO VIT American Funds International Fund	179,399,367	—	179,339,367	23,534,856	23,534,856
HIMCO VIT American Funds New World Fund	28,133,153	—	28,133,153	4,855,909	4,855,909

*	Final day of operations immediately prior to the merger.

35

HIMCO Variable Insurance Trust

Notes to Financial Statements – (concluded)

December 31, 2015

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended December 31, 2014, are as follows:

	Net Investment Income (loss)	Net Realized and Unrealized Gain (loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
HIMCO VIT American Funds Asset Allocation Fund	$632,253	$2,189,373	$2,821,626
HIMCO VIT American Funds Blue Chip Income & Growth Fund	1,263,884	5,048,547	6,312,431
HIMCO VIT American Funds Bond Fund	3,092,456	8,052,308	11,144,764
HIMCO VIT American Funds Global Bond Fund	168,922	53,137	222,059
HIMCO VIT American Funds Global Growth and Income Fund	1,539,144	1,216,665	2,755,809
HIMCO VIT American Funds Global Growth Fund	165,331	228,068	393,399
HIMCO VIT American Funds Global Small Capitalization Fund	(146,975)	1,497,114	1,350,139
HIMCO VIT American Funds Growth Fund	2,759,890	23,071,481	25,831,371
HIMCO VIT American Funds Growth-Income Fund	1,666,431	16,767,135	18,433,566
HIMCO VIT American Funds International Fund	2,004,125	(6,602,051)	(4,597,926)
HIMCO VIT American Funds New World Fund	186,107	(2,564,301)	(2,378,194)

Because the combined investment portfolios for each American Funds HLS Fund/Fund have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings for each American Funds HLS Fund that have been included in the Statements of Operations since October 20, 2014.

8.	Recent Accounting Pronouncements:

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate NAV per share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual reporting periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

9.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under Delaware Statutory Trust Act and the federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financials Statements were issued. Based on this evaluation, no disclosures were required to the Financial Statements as of December 31, 2015.

36

HIMCO Variable Insurance Trust

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Distri butions from Net Invest ment Income	Distri butions from Realized Gain on Invest ments	Total Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Asset Allocation Fund
For the Year Ended December 31, 2015
IB	$9.12	$0.18	$(0.08)	$0.10	$(0.13)	$(0.14)	$(0.27)	$8.95	1.12%	$44,093	1.01%	0.56%	1.99%

For the Year Ended December 31, 2014
IB	$12.63	$0.12	$0.44	$0.56	$(0.18)	$(3.89)	$(4.07)	$9.12	5.05%	$54,855	0.99%	0.55%	1.09%

For the Year Ended December 31, 2013(4)
IB	$11.04	$0.12	$2.39	$2.51	$(0.17)	$(0.75)	$(0.92)	$12.63	23.40%	$62,961	0.95%	0.55%	0.97%

For the Year Ended December 31, 2012(4)(5)
IB	$9.70	$0.19	$1.34	$1.53	$(0.17)	$(0.02)	$(0.19)	$11.04	15.80%	$64,616	0.95%	0.55%	1.56%

For the Year Ended December 31, 2011(4)(5)
IB	$9.74	$0.14	$(0.05)	$0.09	$(0.13)	$—	$(0.13)	$9.70	1.02%	$64,356	0.95%	0.55%	1.61%

HIMCO VIT American Funds Blue Chip Income and Growth Fund
For the Year Ended December 31, 2015
IB	$11.25	$0.23	$(0.58)	$(0.35)	$(0.33)	$(0.19)	$(0.52)	$10.38	(3.30)%	$36,874	1.13%	0.57%	2.07%

For the Year Ended December 31, 2014
IB	$12.31	$0.34	$1.38	$1.72	$(0.20)	$(2.58)	$(2.78)	$11.25	15.02%	$47,550	1.10%	0.57%	2.83%

For the Year Ended December 31, 2013(4)
IB	$10.11	$0.17	$3.02	$3.19	$(0.18)	$(0.81)	$(0.99)	$12.31	32.55%	$43,502	1.07%	0.57%	1.51%

For the Year Ended December 31, 2012(4)(5)
IB	$9.07	$0.15	$1.07	$1.22	$(0.12)	$(0.06)	$(0.18)	$10.11	13.53%	$39,920	1.07%	0.57%	1.67%

For the Year Ended December 31, 2011(4)(5)
IB	$9.18	$0.13	$(0.24)	$(0.11)	$—	$—	$—	$9.07	(1.19)%	$32,425	1.07%	0.57%	1.44%

HIMCO VIT American Funds Bond Fund
For the Year Ended December 31, 2015
IB	$9.60	$0.27	$(0.28)	$(0.01)	$(0.17)	$(0.02)	$(0.19)	$9.40	(0.06)%	$151,684	0.84%	0.54%	2.81%

For the Year Ended December 31, 2014
IB	$9.75	$0.14	$0.34	$0.48	$(0.17)	$(0.46)	$(0.63)	$9.60	4.98%	$189,076	0.81%	0.54%	1.42%

For the Year Ended December 31, 2013(4)
IB	$10.52	$0.17	$(0.42)	$(0.25)	$(0.22)	$(0.30)	$(0.52)	$9.75	(2.37)%	$236,846	0.79%	0.54%	1.67%

For the Year Ended December 31, 2012(4)(5)
IB	$10.52	$0.23	$0.29	$0.52	$(0.29)	$(0.23)	$(0.52)	$10.52	5.01%	$199,008	0.79%	0.54%	2.13%

For the Year Ended December 31, 2011(4)(5)
IB	$10.21	$0.29	$0.30	$0.59	$(0.28)	$—	$(0.28)	$10.52	5.84%	$198,203	0.79%	0.54%	2.57%

See Portfolio Turnover information at the conclusion of Financial Highlights

37

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Distri butions from Net Invest ment Income	Distri butions from Realized Gain on Invest ments	Total Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Bond Fund
For the Year Ended December 31, 2015
IB	$8.98	$0.11	$(0.50)	$(0.39)	$(0.12)	$— (6)	$(0.12)	$8.47	(4.39)%	$10,559	1.25%	0.58%	1.29%

For the Year Ended December 31, 2014
IB	$9.66	$0.10	$0.05	$0.15	$(0.01)	$(0.82)	$(0.83)	$8.98	1.17%	$15,042	1.22%	0.63%	1.01%

For the Year Ended December 31, 2013(4)
IB	$11.10	$(0.06)	$(0.29)	$(0.35)	$(0.37)	$(0.72)	$(1.09)	$9.66	(3.03)%	$17,007	1.09%	0.59%	(0.59)%
For the Year Ended December 31, 2012(4)(5)
IB	$11.02	$0.24	$0.38	$0.62	$(0.31)	$(0.23)	$(0.54)	$11.10	5.83%	$38,193	1.07%	0.57%	1.69%

For the Year Ended December 31, 2011(4)(5)
IB	$10.86	$0.23	$0.24	$0.47	$(0.23)	$(0.08)	$(0.31)	$11.02	4.28%	$44,352	1.06%	0.56%	2.56%

HIMCO VIT American Funds Global Growth and Income Fund
For the Year Ended December 31, 2015
IB	$7.01	$0.10	$(0.20)	$(0.10)	$(0.24)	$(0.11)	$(0.35)	$6.56	(1.64)%	$38,341	1.17%	0.55%	1.49%

For the Year Ended December 31, 2014
IB	$11.24	$0.29	$0.32	$0.61	$(0.37)	$(4.47)	$(4.84)	$7.01	5.36%	$48,147	1.15%	0.57%	3.04%

For the Year Ended December 31, 2013(4)
IB	$9.58	$0.24	$1.84	$2.08	$(0.26)	$(0.16)	$(0.42)	$11.24	22.16%	$52,712	1.11%	0.56%	2.28%

For the Year Ended December 31, 2012(4)(5)
IB	$8.38	$0.23	$1.20	$1.43	$(0.23)	$—	$(0.23)	$9.58	17.30%	$74,927	1.10%	0.55%	2.05%

For the Year Ended December 31, 2011(4)(5)
IB	$9.06	$0.22	$(0.70)	$(0.48)	$(0.20)	$—	$(0.20)	$8.38	(5.19)%	$78,639	1.09%	0.54%	2.30%

HIMCO VIT American Funds Global Growth Fund
For the Year Ended December 31, 2015
IB	$7.35	$0.12	$0.36	$0.48	$(0.06)	$(0.06)	$(0.12)	$7.71	6.60%	$18,999	1.43%	0.59%	1.51%

For the Year Ended December 31, 2014
IB	$12.56	$0.08	$0.07	$0.15	$(0.12)	$(5.24)	$(5.36)	$7.35	1.97%	$20,704	1.42%	0.60%	0.75%

For the Year Ended December 31, 2013(4)
IB	$10.45	$0.08	$2.83	$2.91	$(0.06)	$(0.74)	$(0.80)	$12.56	28.77%	$24,509	1.34%	0.59%	0.71%

For the Year Ended December 31, 2012(4)(5)
IB	$8.74	$0.06	$1.86	$1.92	$(0.10)	$(0.11)	$(0.21)	$10.45	22.19%	$29,055	1.33%	0.58%	0.48%

For the Year Ended December 31, 2011(4)(5)
IB	$9.74	$0.10	$(0.99)	$(0.89)	$(0.11)	$—	$(0.11)	$8.74	(9.18)%	$29,319	1.32%	0.57%	0.95%

See Portfolio Turnover information at the conclusion of Financial Highlights

38

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Distri butions from Net Invest ment Income	Distri butions from Realized Gain on Invest ments	Total Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds Global Small Capitalization Fund
For the Year Ended December 31, 2015
IB	$7.64	$0.03	$(0.02)	$0.01	$—	$(0.10)	$(0.10)	$7.55	(0.03)%	$41,737	1.17%	0.58%	0.34%

For the Year Ended December 31, 2014
IB	$9.47	$(0.02)	$0.16	$0.14	$(0.03)	$(1.94)	$(1.97)	$7.64	1.75%	$50,478	1.15%	0.57%	(0.26)%

For the Year Ended December 31, 2013(4)
IB	$8.29	$0.03	$2.18	$2.21	$(0.09)	$(0.94)	$(1.03)	$9.47	27.89%	$61,224	1.13%	0.58%	0.30%

For the Year Ended December 31, 2012(4)(5)
IB	$7.83	$0.10	$1.23	$1.33	$(0.10)	$(0.77)	$(0.87)	$8.29	17.85%	$53,881	1.11%	0.56%	0.99%

For the Year Ended December 31, 2011(4)(5)
IB	$9.92	$0.10	$(2.01)	$(1.91)	$(0.13)	$(0.05)	$(0.18)	$7.83	(19.40)%	$55,658	1.11%	0.56%	0.98%

HIMCO VIT American Funds Growth Fund
For the Year Ended December 31, 2015
IB	$9.53	$0.03	$0.59	$0.62	$(0.09)	$(0.23)	$(0.32)	$9.83	6.50%	$257,086	1.09%	0.54%	0.26%

For the Year Ended December 31, 2014
IB	$13.09	$0.10	$0.70	$0.80	$(0.10)	$(4.26)	$(4.36)	$9.53	8.21%	$299,254	1.06%	0.54%	0.85%

For the Year Ended December 31, 2013(4)
IB	$10.45	$0.07	$3.00	$3.07	$(0.06)	$(0.37)	$(0.43)	$13.09	29.78%	$351,018	1.04%	0.54%	0.60%

For the Year Ended December 31, 2012(4)(5)
IB	$8.95	$0.05	$1.51	$1.56	$(0.03)	$(0.03)	$(0.06)	$10.45	17.56%	$333,889	1.04%	0.54%	0.50%

For the Year Ended December 31, 2011(4)(5)
IB	$9.38	$0.03	$(0.46)	$(0.43)	$—	$—	$—	$8.95	(4.57)%	$317,968	1.04%	0.54%	0.33%

HIMCO VIT American Funds Growth-Income Fund
For the Year Ended December 31, 2015
IB	$10.09	$0.13	$— (6)	$0.13	$(0.11)	$(0.25)	$(0.36)	$9.86	1.19%	$146,681	1.04%	0.54%	1.32%

For the Year Ended December 31, 2014
IB	$13.26	$0.11	$1.03	$1.14	$(0.15)	$(4.16)	$(4.31)	$10.09	10.30%	$171,832	1.01%	0.54%	0.90%

For the Year Ended December 31, 2013(4)
IB	$10.20	$0.11	$3.23	$3.34	$(0.14)	$(0.14)	$(0.28)	$13.26	33.14%	$197,689	0.99%	0.54%	0.97%

For the Year Ended December 31, 2012(4)(5)
IB	$8.81	$0.13	$1.38	$1.51	$(0.12)	$—	$(0.12)	$10.20	17.16%	$183,220	0.99%	0.54%	1.29%

For the Year Ended December 31, 2011(4)(5)
IB	$9.00	$0.12	$(0.31)	$(0.19)	$—	$—	$—	$8.81	(2.12)%	$170,059	0.98%	0.53%	1.26%

See Portfolio Turnover information at the conclusion of Financial Highlights

39

HIMCO Variable Insurance Trust

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Operations	Distri butions from Net Invest ment Income	Distri butions from Realized Gain on Invest ments	Total Distri butions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Waivers(3)	Ratio of Expenses to Average Net Assets After Waivers(3)	Ratio of Net Invest ment Income (Loss) to Average Net Assets(3)
HIMCO VIT American Funds International Fund
For the Year Ended December 31, 2015
IB	$7.85	$0.09	$(0.45)	$(0.36)	$(0.10)	$(0.06)	$(0.16)	$7.33	(4.83)%	$149,253	1.20%	0.55%	1.12%

For the Year Ended December 31, 2014
IB	$10.27	$0.09	$(0.36)	$(0.27)	$(0.12)	$(2.03)	$(2.15)	$7.85	(2.88)%	$180,339	1.17%	0.55%	0.98%

For the Year Ended December 31, 2013(4)
IB	$8.73	$0.09	$1.74	$1.83	$(0.11)	$(0.18)	$(0.29)	$10.27	21.23%	$226,400	1.15%	0.55%	0.99%

For the Year Ended December 31, 2012(4)(5)
IB	$7.54	$0.10	$1.22	$1.32	$(0.13)	$—	$(0.13)	$8.73	17.58%	$225,298	1.14%	0.54%	1.15%

For the Year Ended December 31, 2011(4)(5)
IB	$8.96	$0.13	$(1.40)	$(1.27)	$(0.15)	$—	$(0.15)	$7.54	(14.23)%	$208,399	1.14%	0.54%	1.52%

HIMCO VIT American Funds New World Fund
For the Year Ended December 31, 2015
IB	$5.65	$0.09	$(0.29)	$(0.20)	$(0.06)	$— (6)	$(0.06)	$5.39	(3.52)%	$21,292	1.51%	0.58%	1.61%

For the Year Ended December 31, 2014
IB	$9.17	$0.05	$(0.54)	$(0.49)	$(0.10)	$(2.93)	$(3.03)	$5.65	(8.17)%	$27,138	1.49%	0.59%	0.59%

For the Year Ended December 31, 2013(4)
IB	$9.46	$0.07	$0.89	$0.96	$(0.08)	$(1.17)	$(1.25)	$9.17	11.06%	$34,304	1.43%	0.58%	0.77%

For the Year Ended December 31, 2012(4)(5)
IB	$8.66	$0.07	$1.38	$1.45	$(0.15)	$(0.50)	$(0.65)	$9.46	17.47%	$51,697	1.41%	0.56%	0.61%

For the Year Ended December 31, 2011(4)(5)
IB	$10.24	$0.15	$(1.60)	$(1.45)	$(0.13)	$—	$(0.13)	$8.66	(14.23)%	$52,569	1.41%	0.56%	1.33%

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Ratios do not include expenses of the Master Funds.
(4)	These financial highlights were audited by other auditors.
(5)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(6)	Per share amount is less than $0.005.

See Portfolio Turnover information at the conclusion of Financial Highlights

40

HIMCO Variable Insurance Trust

Financial Highlights – (concluded)

	Portfolio Turnover Rate For the Year Ended
	December 31, 2015	December 31, 2014	December 31, 2013(1)	December 31, 2012(1)	December 31, 2011(1)
HIMCO VIT American Funds Asset Allocation Fund	16%	11%	29%	14%	9%
HIMCO VIT American Funds Blue Chip Income and Growth Fund	18	15	16	23	14
HIMCO VIT American Funds Bond Fund	9	6	15	15	15
HIMCO VIT American Funds Global Bond Fund	5	12	10	8	16
HIMCO VIT American Funds Global Growth and Income Fund	3	7	4	5	5
HIMCO VIT American Funds Global Growth Fund	18	15	7	4	11
HIMCO VIT American Funds Global Small Capitalization Fund	16	5	11	4	11
HIMCO VIT American Funds Growth Fund	22	8	3	4	5
HIMCO VIT American Funds Growth-Income Fund	19	8	6	9	5
HIMCO VIT American Funds International Fund	14	6	4	7	9
HIMCO VIT American Funds New World Fund	11	16	6	8	9

(1)	These financial highlights were audited by other auditors.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HIMCO Variable Insurance Trust and the Shareholders of HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund (collectively the “Funds”), each a series of the HIMCO Variable Insurance Trust, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated February 17, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HIMCO VIT American Funds Asset Allocation Fund, HIMCO VIT American Funds Blue Chip Income and Growth Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Bond Fund, HIMCO VIT American Funds Global Growth and Income Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund and HIMCO VIT American Funds New World Fund, as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2016

42

HIMCO Variable Insurance Trust

Trustees and Officers

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Board of Trustees (i) provides broad supervision over the affairs of the Trust the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustees and the Trust’s officers.

Non-Interested Trustees

Birth and Address	Position Held with the Trust	Term Of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships for Public Companies and Other Registered Investment Companies Held by Trustee
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management,Claren Road Asset Management, and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	27	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	27	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	27	None.

*	Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

43

HIMCO Variable Insurance Trust

Trustees and Officers – (continued)

Officers and Interested Trustees

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and President of Hartford Life Insurance Company. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	27	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	27	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as a Vice President of Finance Executive Management at Hartford Life.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014	Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.
**	“Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

44

HIMCO Variable Insurance Trust

Trustees and Officers – (concluded)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015	Mr. Fay currently serves as an Executive Vice President and Head of Business Operations of Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Fay served as Senior Vice President of Operations and Administration at The Hartford Bank. Before that Mr. Fay was a Senior Vice President and Chief Trust Officer for Guardian Life Insurance Company.	N/A	N/A

*	Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

HIMCO Variable Insurance Trust

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2015 through December 31, 2015.

Actual Expenses

The first set of rows of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of rows of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of rows of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Fund Name	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15(1)	Annualized Expense Ratio(2)
HIMCO VIT American Funds Asset Allocation Fund
Actual
Class IB	$1,000.00	$1,003.50	$4.34	0.86%
Hypothetical
Class IB	$1,000.00	$1,020.87	$4.38	0.86%
HIMCO VIT American Funds Blue Chip Income and Growth Fund
Actual
Class IB	$1,000.00	$970.40	$4.92	0.99%
Hypothetical
Class IB	$1,000.00	$1,020.22	$5.04	0.99%
HIMCO VIT American Funds Bond Fund
Actual
Class IB	$1,000.00	$1,003.60	$4.70	0.93%
Hypothetical
Class IB	$1,000.00	$1,020.52	$4.74	0.93%
HIMCO VIT American Funds Global Bond Fund
Actual
Class IB	$1,000.00	$983.50	$5.75	1.15%
Hypothetical
Class IB	$1,000.00	$1,019.41	$5.85	1.15%

46

HIMCO Variable Insurance Trust

Expense Example (Unaudited) – (concluded)

Fund Name	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period 7/1/15 - 12/31/15(1)	Annualized Expense Ratio(2)
HIMCO VIT American Funds Global Growth and Income Fund
Actual
Class IB	$1,000.00	$952.40	$5.81	1.18%
Hypothetical
Class IB	$1,000.00	$1,019.26	$6.01	1.18%
HIMCO VIT American Funds Global Growth Fund
Actual
Class IB	$1,000.00	$989.20	$5.72	1.14%
Hypothetical
Class IB	$1,000.00	$1,019.46	$5.80	1.14%
HIMCO VIT American Funds Global Small Capitalization Fund
Actual
Class IB	$1,000.00	$867.00	$6.21	1.32%
Hypothetical
Class IB	$1,000.00	$1,018.55	$6.72	1.32%
HIMCO VIT American Funds Growth Fund
Actual
Class IB	$1,000.00	$1,007.90	$4.50	0.89%
Hypothetical
Class IB	$1,000.00	$1,020.72	$4.53	0.89%
HIMCO VIT American Funds Growth-Income Fund
Actual
Class IB	$1,000.00	$984.60	$4.15	0.83%
Hypothetical
Class IB	$1,000.00	$1,021.02	$4.23	0.83%
HIMCO VIT American Funds International Fund
Actual
Class IB	$1,000.00	$904.40	$5.23	1.09%
Hypothetical
Class IB	$1,000.00	$1,019.71	$5.55	1.09%
HIMCO VIT American Funds New World Fund
Actual
Class IB	$1,000.00	$930.20	$6.62	1.36%
Hypothetical
Class IB	$1,000.00	$1,018.35	$6.92	1.36%

(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	The ratio reflects the expenses of both the Feeder and Master Funds.

47

HIMCO Variable Insurance Trust

Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on November 13, 2015, the Board of Trustees (the “Board”) of HIMCO Variable Insurance Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of the investment management agreement for HVIT American Funds Asset Allocation Fund, HVIT American Funds Blue Chip Income and Growth Fund, HVIT American Funds Bond Fund, HVIT American Funds Global Bond Fund, HVIT American Funds Global Growth and Income Fund, HVIT American Funds Global Growth Fund, HVIT American Funds Global Small Capitalization Fund, HVIT American Funds Growth Fund, HVIT American Funds Growth-Income Fund, HVIT American Funds International Fund and HVIT American Funds New World Fund (each a “Fund” and, collectively, the “Funds”) with Hartford Investment Management Company (“HIMCO” or the “Investment Manager”) (the “Agreement”). Each Fund invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund” and, collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”). The Board noted that each Fund is the successor of a series of Hartford Series Fund, Inc. (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”) as a result of the reorganization of each Predecessor Fund into the Funds on October 20, 2014.

In the months preceding the November 13, 2015 meeting, the Board requested, received and reviewed written responses from the Investment Manager to questions posed to it on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meeting held on November 13, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, shareholder services, and the other services provided to the Funds by the Investment Manager and its affiliates. The Board also received in-person presentations by Fund officers and representatives of HIMCO at the Board’s meeting on November 13, 2015 concerning the Agreement.

Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives.

In determining whether to continue the Agreement for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent and Quality of Services Provided by the Investment Manager

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Investment Manager. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Investment Manager. The Board considered that, because of the master-feeder structure, the portfolio management services provided by HIMCO to each Fund are limited to selecting a Master Fund, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for each Fund. The Board further considered the Investment Manager’s qualifications, experience and personnel. In this regard, they considered personnel changes at HIMCO since the Board’s initial approval of the investment management agreement, as well as expected additions to the team for the upcoming year. The Board also considered the possibility that, at some point in the future, HIMCO may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser.

The Board also requested and evaluated information concerning the Investment Manager’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Investment Manager’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on the Investment Manager’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators.

48

HIMCO Variable Insurance Trust

Approval of Investment Management Agreement (Unaudited) – (continued)

The Board also noted the Investment Manager’s support of each Fund’s compliance control structure, particularly the resources devoted by the Investment Manager in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HIMCO.

Performance of the Funds and the Investment Manager

The Board considered the investment performance of the Funds, noting that performance information for periods prior to October 20, 2014 related to that of the Predecessor Funds. The Board reviewed the performance of the Funds over different time periods presented in the materials and evaluated HIMCO’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Investment Manager concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of each Fund was within expectations in light of each Fund’s objective of providing access to the Master Funds.

The Board noted that the performance of each Fund is based on the performance of the Fund’s corresponding Master Fund. The Board noted that CRMC uses a system of multiple portfolio counselors in managing the Master Funds’ assets. Under this approach, the portfolio of a Master Fund is divided into segments managed by individual portfolio counselors who decide how their respective segment will be invested within the limits provided by a Master Fund’s investment objective, policies and restrictions and subject to the oversight of CRMC’s investment committee.

In light of all the considerations noted above, the Board concluded that, while there could be no guarantee of future results, the overall performance of the Funds and their corresponding Master Funds was satisfactory.

The Board considered the detailed investment analytics reports provided by HIMCO throughout the year. These reports include, among other things, information on each Fund’s returns, each Fund’s investment performance relative to the benchmark and various statistics concerning each Fund’s portfolio.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIMCO’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Investment Manager

The Board reviewed information regarding HIMCO’s cost to provide investment management and related services to each Fund and HIMCO’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIMCO and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Board noted that the analysis provided to the Board reflected HIMCO’s projected expenses and profitability for the 2016 fiscal year. The Board also reviewed the fees paid to participating insurance companies from HIMCO’s assets, including any profits, to compensate for administrative services provided to the Funds.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Investment Manager and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Investment Manager

The Board considered comparative information with respect to the management fees paid by each Fund to HIMCO and the total expense ratios of each Fund. In this regard, the Board reviewed information prepared by Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of peer funds. The total expense ratio comparisons included other feeder funds that invest in the Master Funds, while the contractual management fee comparison included a larger group of funds, including non-master-feeder mutual funds, which employ investment strategies similar to the respective Fund. The Board also reviewed the different types of fees charged to each Fund, noting that there had been no changes to the management fees or expense reimbursement arrangements since they were originally approved in April 2014. The Board considered that the management fee for each Fund includes the provision by HIMCO of certain administrative services to the Fund.

49

HIMCO Variable Insurance Trust

Approval of Investment Management Agreement (Unaudited) – (concluded)

While the Board recognized that comparisons between the Funds and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Investment Manager, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s management and total operating expenses.

The Board also noted that each Fund and its shareholders bear the fees and expenses of the Fund and the Master Fund in which it invests, with the result that each Fund’s expenses are generally higher than those of other mutual funds that invest directly in securities. The Board considered that each Master Fund may have other shareholders, each of whom pay their proportionate share of the Master Fund’s expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Investment Manager relating to the realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board noted that the management fee schedule for each Master Fund includes breakpoints that are designed to reduce the management fee rates as the Master Fund’s average daily net assets increase. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also noted that expense limitations that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Investment Manager and its affiliates from their relationships with each Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by an affiliate of HIMCO.

The Board also considered that HIMCO Distribution Services Company (“HDSC”), an affiliate of HIMCO, serves as principal underwriter of the Funds. As principal underwriter, HDSC receives 12b-1 fees from each Fund. The Board reviewed information on the profitability of HDSC and noted that HDSC pays all 12b-1 fees received from the Funds to participating insurance companies or their affiliated broker-dealers, including insurance companies affiliated with HIMCO.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

50

HIMCO Variable Insurance Trust

Main Risks (Unaudited)

The main risks of investing in the Funds are described below. Each Fund is exposed to these risks through its investment in the corresponding Master Fund.

	Asset Allocation Fund	Blue Chip Income and Growth Fund	Bond Fund	Global Bond Fund	Global Growth and Income Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	Growth-Income Fund	International Fund	New World Fund
Asset Allocation Risk	x
Call Risk	x		x	x							x
Credit Risk	x		x	x							x
Derivatives Risk			x
Dividend Paying Security Investment Risk	x	x			x				x
Dollar Rolls Risk			x
Emerging Markets Risk				x	x	x	x			x	x
Extension Risk			x
Foreign Investments Risk	x	x	x	x	x	x	x	x	x	x	x
Growth Orientation Risk	x	x			x	x	x	x	x	x	x
Hedging			x
Interest Rate Risk	x		x	x							x
Investment Strategy Risk	x	x	x	x	x	x	x	x	x	x	x
Junk Bond Risk	x		x	x							x
Market Risk	x	x	x	x	x	x	x	x	x	x	x
Master-Feeder Structure Risk	x	x	x	x	x	x	x	x	x	x	x
Mortgage- and Asset-Backed Securities Risk			x	x
Non-Diversification Risk				x
Prepayment Risk			x
Small Cap Stock Risk							x				x
To Be Announced (TBA) Securities Risk			x
U.S. Government Securities Risk	x		x	x

Asset Allocation Risk – The risk that if the strategy of the Master Fund’s investment adviser for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

51

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (continued)

Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments then due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the investment manager’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Dividend Paying Security Investment Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities. In addition, income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.

Dollar Rolls Risk – Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Extension Risk – Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of certain investments – such as mortgage- and asset-backed securities – and cause the value of these investments to fall.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Growth Orientation Risk – The price of a growth company’s stock may decrease, or it may not increase to the level that the Master Fund’s investment adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Master Fund is out of favor, the Master Fund may underperform other equity funds that use different investing styles.

Hedging – Hedging is a strategy in which the fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the fund, in which case any losses on the holdings being hedge many not be reduced and may be increased. There can be no assurance that the fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

52

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (continued)

Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value.

Investment Strategy Risk – The investment strategy of the Master Fund’s investment adviser will influence performance significantly. If the investment strategy of the Master Fund’s investment adviser does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Master Fund’s investment objective will be achieved.

Junk Bond Risk – Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Master-Feeder Structure Risk – Because it invests in the Master Fund, the Fund is also subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in a Master Fund. As shareholders of a Master Fund, feeder funds, including the Fund, vote on matters pertaining to their respective Master Fund. Feeder funds with a greater pro rata ownership in a Master Fund could have effective voting control of the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the remaining feeder fund shareholders, including the applicable fund.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Non-Diversification Risk – The Master Fund is non-diversified, which means it is permitted to invest more of its assets in fewer issuers than a “diversified” fund. Consequently, the Fund is also non-diversified. Thus, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified Fund.

Prepayment Risk – Falling interest rates may cause faster than expected prepayments of the mortgages and loans underlying the Fund’s mortgage- and asset-backed securities investments. When this happens, the fund may have to reinvest the proceeds of these prepayments at lower rates, reducing the fund’s income.

Small Cap Stock Risk – Small capitalization stocks may be more risky than stocks of larger companies. Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

53

HIMCO Variable Insurance Trust

Main Risks (Unaudited) – (concluded)

•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy increased transaction costs

To Be Announced (TBA) Securities Risk – TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

54

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect

Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial

Information with our affiliates to:

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to You without providing You with an option to prevent these disclosures.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information

include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

We may also share Personal Information, only as allowed

by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal

Financial Information with other unaffiliated third parties

who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some

of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web

browser’s “do not track” signal or similar mechanism that

indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial

Information with anyone for purposes unrelated to our

business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in

the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information

such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies

You personally and is not otherwise available to the public.

It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us,

such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal

Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus (which contains all pertinent product information including the applicable sales, administrative and other charges) and the current prospectus and/or summary prospectus of the Fund available for investment thereunder.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of HIMCO Variable Insurance Trust Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or from www.hvitfunds.com. Please read them carefully before investing.

Hartford Investment Management is an SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Hartford Investment Management.

Distributor: HIMCO Distribution Services Company, member FINRA, SIPC, a broker-dealer affiliated with Hartford Investment Management. Not FDIC Insured – No Bank Guarantee – May Lose Value

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. A copy of the code of ethics is filed herewith and is available, without charge, upon request, by calling 860-297-6700. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer or principal financial officer. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer or principal financial officer.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mark Osterheld as the audit committee financial expert for the registrant. Mr. Osterheld qualifies as “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $228,750 for the fiscal year ended December 31, 2014; $239,400 for the fiscal year ended December 31, 2015.

(b)

Audit-Related Fees: Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant, did not bill any fees to the registrant in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $30,120 for the fiscal year ended December 31, 2014; $30,660 for the fiscal year ended December 31, 2015. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were: $0 for the fiscal year ended December 31, 2014; $0 for the fiscal year ended December 31, 2015.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant sets forth the procedures pursuant to which services provided by the independent registered public accounting firm (the “Independent Auditor”) for the registrant may be pre-approved. The following are some main provisions from the Policy:

-	The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the registrant.

-

The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any service affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant) during the period of the Independent Auditor’s engagement to provide audit services to the registrant, if the non-audit services to the service affiliate directly impact the registrant’s operations and financial reporting.

-	The Audit Committee shall pre-approve certain non-audit services to the registrant and its service affiliates pursuant to procedures set forth in the Policy.

-

The Independent Auditor may not provide specified prohibited non-audit services set forth in the Policy to the registrant, the registrant’s investment adviser, the service affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2015, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were: Non-Audit Fees: $2,252,000 for the fiscal year ended December 31, 2014; $1,273,000 for the fiscal year ended December 31, 2015.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of ethics
(2)

(i) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a- 2(a)) (ii) The certification required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 12, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

HIMCO Variable Insurance Trust

By:	/s/ Matthew Poznar
Matthew Poznar
President
February 12, 2016

By:	/s/ Peter Sannizzaro
Peter Sannizzaro
Treasurer
February 12, 2016